   As filed with the Securities and Exchange Commission on February 26, 1999

                                               Securities Act File No. 33-64398
                                       Investment Company Act File No. 811-7794

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                               ----------------

                                   FORM N-1A
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         [X]

                          Pre-Effective Amendment No.                       [_]
                        Post-Effective Amendment No. 7                      [X]
                                    and/or
        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     [X]
                               Amendment No. 10                             [X]
                       (Check appropriate box or boxes)

                               ----------------

                   Merrill Lynch Americas Income Fund, Inc.
              (Exact Name of Registrant as Specified in Charter)

             800 Scudders Mill Road, Plainsboro, New Jersey 08536
                   (Address of Principal Executive Offices)

      Registrant's telephone number, including Area Code: (609) 282-2800

                                 ARTHUR ZEIKEL
                   Merrill Lynch Americas Income Fund, Inc.
                            800 Scudders Mill Road
                            Plainsboro, New Jersey
       Mailing Address: P.O. Box 9011, Princeton, New Jersey 08543-9011
                    (Name and Address of Agent for Service)

                               ----------------

                                  Copies to:
         Counsel for the Fund:              Michael J. Hennewinkel, Esq.
           BROWN & WOOD LLP                         MERRILL LYNCH
        One World Trade Center                    ASSET MANAGEMENT
     New York, New York 10048-0557                  P.O. Box 9011
 Attention: Thomas R. Smith, Jr., Esq.    Princeton, New Jersey 08543-9011

                               ----------------

  It is proposed that this filing will become effective (check appropriate box)

    [_] immediately upon filing pursuant to paragraph (b)
    [_] on (date) pursuant to paragraph (b)
    [X] 60 days after filing pursuant to paragraph (a)(1)
    [_] on (date) pursuant to paragraph (a)(1)
    [_] 75 days after filing pursuant to paragraph (a)(2)
    [_] on (date) pursuant to paragraph (a)(2) of Rule 485.

  If appropriate, check the following box:

  [_] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                               ----------------

 Title of Securities Being Registered: Common Stock, par value $.10 per share.

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

++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++
+This information in this prospectus is not complete and may be changed. We    +
+may not use this prospectus to sell securities until the registration         +
+statement containing this prospectus, which has been filed with the           +
+Securities and Exchange Commission, is effective. This prospectus is not an + +offer to sell these securities and is not soliciting an offer to buy these +
+securities in any state where the offer or sale is not permitted.             +
++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++

                                  Prospectus

                                                            [LOGO] Merrill Lynch

                             SUBJECT TO COMPLETION
                 PRELIMINARY PROSPECTUS DATED FEBRUARY 26, 1999

               Merrill Lynch Americas Income Fund, Inc.




                                                                 [April  , 1999]

               This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

               The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Table of Contents







                                                                           PAGE
[LOGO]
KEY FACTS
-------------------------------------------------------------------------------
The Merrill Lynch Americas Income Fund at a Glance........................... 3
Risk/Return Bar Chart........................................................ 6
Fees and Expenses............................................................ 7

[LOGO]
DETAILS ABOUT THE FUND
-------------------------------------------------------------------------------
How the Fund Invests......................................................... 9
Investment Risks............................................................ 11

[LOGO]
YOUR ACCOUNT
-------------------------------------------------------------------------------
Merrill Lynch Select Pricing SM System...................................... 22
How to Buy, Sell, Transfer and Exchange Shares.............................. 27
Participation in Merrill Lynch Fee-Based Programs........................... 31

[LOGO]
MANAGEMENT OF THE FUND
-------------------------------------------------------------------------------
Merrill Lynch Asset Management.............................................. 33
Financial Highlights........................................................ 34

[LOGO]
FOR MORE INFORMATION
-------------------------------------------------------------------------------
Shareholder Reports................................................. Back Cover
Statement of Additional Information................................. Back Cover

                    MERRILL LYNCH AMERICAS INCOME FUND, INC.

[LOGO] Key Facts




In an effort to help you better understand the many concepts involved in making an investment decision, we have defined highlighted terms in this prospectus in the sidebar.

Fixed Income Securities -- security that pays a fixed rate of interest or a fixed dividend.

Government Obligations -- fixed income securities issued by a government or its agencies or instrumentalities, as distinct from securities issued by corporations.

Corporate Bond or Note -- a fixed income debt security issued by a corporation, as distinct from one issued by a government agency or instrumentality.

THE MERRILL LYNCH AMERICAS INCOME FUND AT A GLANCE
--------------------------------------------------------------------------------

What is the Fund's investment objective?
The Fund's investment objective is to seek a high level of current income by investing primarily in debt securities denominated in a currency of a country located in the Western Hemisphere (North, South and Central America and surrounding waters).

What are the Fund's main investment strategies?
The Fund tries to achieve its goals by investing in a non-diversified portfolio of fixed income securities, such as government obligations, corporate bonds and notes, mortgage backed securities and securities whose potential investment return is based on the change in a particular index or rate. U.S. and foreign companies, governments and supranational entities may issue these securities. The Fund has established no rating criteria for the debt securities in which it may invest.

The Investment Adviser will actively manage the Fund's assets in response to market, political and general economic conditions in the Western Hemisphere and elsewhere. The Investment Adviser will seek to invest the Fund's assets based on its perception of which investments would best enable the Fund to meet its investment objective. In making this analysis, the Investment Adviser will consider various factors including interest and currency exchange rate changes and credit risks. We cannot guarantee that the Fund will achieve its goals.

The Fund will invest primarily in debt securities denominated in currencies of countries in the Western Hemisphere. It may also invest up to 20% of its total assets in debt securities denominated in currencies of countries located outside of the Western Hemisphere. Except for time deposits, certificates of deposit and asset backed securities, the Fund does not intend to invest more than 10% of its total assets in the securities of issuers that are domiciled in any one country in the Western Hemisphere other than the United States, Canada, Mexico, Argentina, Chile, Brazil, Colombia, Ecuador, Panama, Peru and Venezuela. In addition, the Fund may not invest more than 10% of its net assets in the currency of any country other than the United States, Canada, Mexico, Argentina, Chile, Brazil and Venezuela. Under normal conditions, the Fund expects to maintain at least 25% of its total assets in securities denominated in the U.S. dollar.

Under normal conditions, the Fund will invest at least 25% of its total assets in debt securities issued by Western Hemisphere companies engaged in the financial services industry. For temporary defensive purposes, however, the Fund may invest less than 25% of its total assets in this industry.

  MERRILL LYNCH AMERICAS INCOME FUND, INC.                                    3

[LOGO Key Facts]


Dollar Rolls -- a transaction in which the Fund sells fixed income securities for delivery in the current month and simultaneously contracts to purchase similar securities on a specified future date.

Foreign Securities -- securities issued by a foreign corporation or government, as distinct from securities issued by a U.S. corporation or the U.S. Government.

Junk Bonds -- fixed income securities rated below investment grade by recognized rating agencies, including Moody's Investors Service, Inc. and Standard & Poor's, or unrated securities of comparable quality.

Investment Grade Securities -- fixed income securities rated in the four highest rating categories by recognized rating agencies including Moody's Investors Service, Inc. and Standard & Poor's.


The Fund may seek to increase investment return or to hedge all or a portion of its portfolio against interest rate, market and currency risks through the use of derivatives including options, futures, options on futures and currency transactions. The Fund may at times borrow money from banks or use reverse repurchase agreements or dollar rolls as leverage in amounts up to 33 1/3% of the Fund's total assets.

What are the main risks of investing in the Fund?
As with any fixed income fund, the value of the Fund's investments -- and therefore the value of the Fund's shares -- may go up or down. These changes may occur in response to interest rate changes or other factors that may affect a particular issuer or obligation. Generally, when interest rates go up, the value of fixed income securities goes down. If the value of the Fund's investments go down, you may lose money.

The Fund will invest in both U.S. and foreign securities. Foreign investing involves special risks -- including foreign currency risk and the possibility of substantial volatility due to adverse political, economic or other developments. Foreign securities may also be less liquid and harder to value than U.S. securities. These risks are greater for investments in emerging markets.

The Fund's policy of concentrating its investments in the financial services industry will cause the Fund to have greater exposure to certain risks associated with that industry, such as the impact of bank regulation, increases in interest rates and exposure to credit losses.

The Fund may borrow to meet redemptions and as leverage. Borrowing may exaggerate changes in the net asset value of Fund shares and in the yield on the Fund's portfolio. Borrowing will cost the Fund interest expense and other fees. The cost of borrowing may reduce the Fund's return. The Fund may also use derivatives to increase its return or to hedge. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

The Fund may invest in junk bonds. Junk bonds are high risk investments that may be volatile and subject to liquidity, credit and other types of risk.

The Fund is a non-diversified fund, which means that it may invest more of its assets in fewer companies than if it were a diversified fund. By concentrating in a smaller number of investments, the Fund's risk is increased because each investment has a greater effect on the Fund's performance.

                   MERRILL LYNCH AMERICAS INCOME FUND, INC.

Who should invest?
You should purchase shares of the Fund for diversification and not as a balanced investment program. Whether shares of the Fund are appropriate for you depends upon, among other things, your investment objectives and whether you can accept the risks of investing in emerging markets and the possibility of greater changes in the Fund's principal yield resulting from its use of leverage. The Fund may be an appropriate investment for you if you:

    . Are looking for an investment
      that provides high current
      income.
    . Want a professionally managed
      portfolio without the
      administrative burdens of direct
      investments in foreign
      securities.
    . Are willing to accept the risk of
      loss of income and principal
      caused by negative economic
      developments, changes in interest
      rates or adverse changes in the
      price of bonds generally.
    . Are willing to accept the risks
      of foreign investing in order to
      seek potentially higher long term
      returns.

                    MERRILL LYNCH AMERICAS INCOME FUND, INC.

[LOGO Key Facts]
RISK/RETURN BAR CHART
--------------------------------------------------------------------------------


The bar chart and table shown below provide an indication of the risks of investing in the Fund. The bar chart shows changes in the Fund's performance for Class B shares for each complete calendar year since the Fund's inception. Sales charges are not reflected in the bar chart. If these amounts were reflected, returns would be less than those shown. The table compares the average annual total returns for each class of the Fund's shares for the periods shown with those of the J.P. Morgan Latin Brady Bond Index. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

           [MERRILL LYNCH LATIN AMERICA FUND RISK/RETURN BAR CHART]

                              1994        -15.08%
                              1995         26.10%
                              1996         32.75%
                              1997          1.12%
                              1998        -36.60%

During the period shown in the bar chart, the highest return for a quarter was 19.32% (quarter ended June 30, 1995) and the lowest return for a quarter was - 32.49% (quarter ended September 30, 1998).

                                         Past    Past
Average Annual Total Returns (for the     One    Five    Since
calendar year ended December 31, 1998)   Year   Years  Inception
----------------------------------------------------------------
Merrill Lynch Americas Income Fund* -
  Class A                               -38.73%    N/A   0.31%+
J.P. Morgan Latin Brady Bond Index**     -8.73%    N/A  12.40%
----------------------------------------------------------------
Merrill Lynch Americas Income Fund* -
  Class B                               -38.84% -1.84%   0.26%++
J.P. Morgan Latin Brady Bond Index**     -8.73%  7.70%   9.85%
----------------------------------------------------------------
Merrill Lynch Americas Income Fund* -
  Class C                               -37.20%    N/A   0.42%+
J.P. Morgan Latin Brady Bond Index**     -8.73%    N/A  12.40%
----------------------------------------------------------------
Merrill Lynch Americas Income Fund* -
  Class D#                              -38.92% -2.17%  -0.01%++
J.P. Morgan Latin Brady Bond Index**     -8.73%  7.70%   9.85%
----------------------------------------------------------------

  * Includes sales charge.
 ** This unmanaged index is comprised of dollar denominated restructured sovereign bonds, the securities created through the restructuring of commercial bank debt. It includes a large percentage of Brady Bonds. Past performance is not predictive of future performance.
  + Inception date is October 21, 1994.
 ++ Inception date is August 27, 1993.
  # As a result of the implementation of the Merrill Lynch Select Pricing SM
    System, Class A shares outstanding prior to October 21, 1994 were redesignated as Class D shares. Historical performance information pertaining to these shares is included here.

                    MERRILL LYNCH AMERICAS INCOME FUND, INC.

UNDERSTANDING EXPENSES

Fund investors pay various fees and expenses, either directly or indirectly. Listed below are some of the main types of expenses, which all mutual funds may charge:

Expenses paid directly by the shareholder:

Shareholder fees -- these include sales charges which you may pay when you buy or sell shares of the Fund.

Expenses paid indirectly by the shareholder:

Annual Fund Operating Expenses -- expenses that cover the costs of operating the Fund.

Management Fee -- a fee paid to the Investment Adviser for managing the Fund.

Distribution Fees -- fees used to support the Fund's marketing and distribution efforts, such as compensating Financial Consultants, advertising and promotion.

Service (Account Maintenance) Fees -- fees used to compensate securities dealers for account maintenance activities.

FEES AND EXPENSES
--------------------------------------------------------------------------------

The Fund offers four different classes of shares. Although your money will be invested the same way no matter which class of shares you buy, there are differences among the fees and expenses associated with each class. Not everyone is eligible to buy every class. After determining which classes you are eligible to buy, decide which class best suits your needs. Your Merrill Lynch Financial Consultant can help you with this decision.

This table shows the different fees and expenses that you may pay if you buy and hold the different classes of shares of the Fund. Future expenses may be greater or less than those indicated below.

 Shareholder Fees (fees paid directly from
 your investment)                            Class A   Class B(a) Class C  Class D
------------------------------------------------------------------------------------
  Maximum
  Sales
  Charge
  (Load)
  imposed
  on
  purchases
  (as
  a
  percentage
  of
  offering
  price)                                      4.00%(b)   None      None     4.00%(b)
------------------------------------------------------------------------------------
  Maximum
  Deferred
  Sales
  Charge
  (Load)
  (as
  a
  percentage
  of
  original
  purchase
  price
  or
  redemption
  proceeds,
  whichever
  is
  lower)                                      None(c)    4.0%(b)   1.0%(b)  None(c)
------------------------------------------------------------------------------------
  Maximum
  Sales
  Charge
  (Load)
  imposed
  on
  Dividend
  Reinvestments                               None       None      None     None
------------------------------------------------------------------------------------
  Redemption
  Fee                                         None       None      None     None
------------------------------------------------------------------------------------
  Exchange
  Fee                                         None       None      None     None
------------------------------------------------------------------------------------
  Maximum
  Account
  Fee                                         None       None      None     None
------------------------------------------------------------------------------------
 Annual
 Fund
 Operating
 Expenses
 (expenses
 that
 are
 deducted
 from
 Fund
 Assets)
------------------------------------------------------------------------------------
  Management
  Fee(d)                                      .60%       .60%      .60%     .60%
------------------------------------------------------------------------------------
  Distribution
  and/or
  Service
  (12b-
  1)
  Fees(e)                                     None       .75%      .80%     .25%
------------------------------------------------------------------------------------
  Other
  Expenses
  (including
  transfer
  agency
  fees)(f)                                    2.06%      2.12%     2.12%    2.03%
------------------------------------------------------------------------------------
 Total
 Annual
 Fund
 Operating
 Expenses(g)                                  2.66%      3.47%     3.52%    2.88%
------------------------------------------------------------------------------------

(a) Class B shares automatically convert to Class D shares about ten years after you buy them and will no longer be subject to distribution fees.
(b) Some investors may qualify for reductions in the sales charge (load).
(c) You may pay a deferred sales charge if you purchase $1 million or more and you redeem within one year.
(d) In addition to the management fee of .60%, the Fund pays the Investment Adviser the principal amount of borrowings incurred by the Fund for leveraging purposes.
(e) The Fund calls the "Service Fee" an "Account Maintenance Fee." Account Maintenance Fee is the term used elsewhere in this Prospectus and in all other Fund materials. If you hold Class B or Class C shares for a long time, it may cost you more in distribution (12b-1) fees than the maximum sales charge that you would have paid if you had bought one of the other classes.
(f) The Fund pays the Transfer Agent $11.00 for each Class A and Class D shareholder account and $14.00 for each Class B and Class C shareholder account and reimburses the Transfer Agent's out-of-pocket expenses. The Fund pays a 0.10% fee for certain accounts that participate in the Merrill Lynch Mutual Fund Advisor program. The Fund also pays a $0.20 monthly closed account charge, which is assessed upon all accounts that close during the year. This fee begins the month following the month the account is closed and ends at the end of the calendar year. For the fiscal year ended December 31, 1998, the Fund paid the Transfer Agent fees totaling $85,805. The Investment Adviser provides accounting services to the Fund at its cost. For the fiscal year ended December 31, 1998, the Fund reimbursed the Investment Adviser $69,046 for these services.
(g) In addition, Merrill Lynch may charge clients a processing fee (currently $5.35) when a client buys or redeems shares.

  MERRILL LYNCH AMERICAS INCOME FUND, INC.                                    7

[LOGO] Key Facts


Examples:
These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

These examples assume that you invest $10,000 in the Fund for the time periods indicated, that your investment has a 5% return each year, that you pay the sales charges, if any, that apply to the particular class and that the Fund's operating expenses remain the same. This assumption is not meant to indicate you will receive a 5% annual rate of return. Your annual return may be more or less than the 5% used in this example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES IF YOU DID REDEEM YOUR SHARES:
                ---

           1 Year 3 Years 5 Years 10 Years
-------------------------------------------
 Class A    $980  $1,808  $1,861   $3,361
-------------------------------------------
 Class B    $750  $1,265  $1,803   $3,747
-------------------------------------------
 Class C    $455  $1,080  $1,826   $3,792
-------------------------------------------
 Class D    $801  $1,370  $1,964   $3,561
-------------------------------------------

EXPENSES IF YOU DID NOT REDEEM YOUR SHARES:
              ------

           1 Year 3 Years 5 Years 10 Years
-------------------------------------------
 Class A    $780  $1,808  $1,861   $3,361
-------------------------------------------
 Class B    $350  $1,065  $1,803   $3,747
-------------------------------------------
 Class C    $355  $1,080  $1,826   $3,792
-------------------------------------------
 Class D    $801  $1,370  $1,964   $3,561
-------------------------------------------

8                    MERRILL LYNCH AMERICAS INCOME FUND, INC.

[LOGO]

HOW THE FUND INVESTS
--------------------------------------------------------------------------------
The main goal of the Fund is a high level of current income. The Fund invests in a non-diversified portfolio of fixed income securities denominated in currencies of countries located in the Western Hemisphere (i.e. North, South and Central America and the surrounding waters). It may also invest up to 20% of its total assets in debt securities denominated in currencies of countries located outside of the Western Hemisphere. Except for time deposits, certificates of deposit and asset backed securities, the Fund does not intend to invest more than 10% of its total assets in the securities of issuers that are domiciled in any one country in the Western Hemisphere other than the United States, Canada, Mexico, Argentina, Chile, Brazil, Colombia, Panama,
Peru, Ecuador and Venezuela. In addition, the Fund may not invest more than 10% of its net assets in the currency of any country other than the United States, Canada, Mexico, Argentina, Chile, Brazil and Venezuela. Under normal conditions, the Fund expects to maintain at least 25% of its total assets in securities denominated in the U.S. dollar. Further, under normal conditions, the Fund will invest at least 25% of its total assets in debt securities issued by Western Hemisphere companies engaged in the financial services industry, including banks, thrift institutions, insurance companies, securities firms and holding companies of any of the foregoing. For temporary defensive purposes, however, the Fund may invest less than 25% in the financial services industry.

The securities in which the Fund may invest include government obligations, and debt securities issued by supranational entities, corporations and financial institutions. The Fund can invest in all types of debt securities, including U.S. and foreign government bonds, corporate bonds and convertible bonds, mortgage and asset backed securities, and securities issued or guaranteed by certain international organizations such as the World Bank. The Fund also may invest in Brady Bonds. Brady Bonds are debt obligations which are created through the exchange of existing commercial bank loans to sovereign entities for new loans in connection with a restructuring of the sovereign's debt.

The Fund may invest a portion of its investments in short term debt securities and cash or cash equivalents (including repurchase agreements) denominated in U.S. dollars or foreign currencies ("money market securities"). Money market securities include short term government obligations, bank instruments including certificates of deposit, bankers' acceptances, deposit notes and commercial paper.





ABOUT THE
PORTFOLIO
MANAGERS
Romualdo Roldan is the Fund's Portfolio Manager effective December 1, 1998. Mr. Roldan joined Merrill Lynch Asset Management in June of 1998 as a Vice President of Emerging Markets, Global Fixed Income. Prior to joining Merrill Lynch Asset Management, Mr. Roldan was a Senior Vice President at Santander Investment Securities from 1995 to 1998. Prior to 1995, Mr. Roldan was a Vice President of emerging markets fixed income at J.P. Morgan Securities.

ABOUT THE
INVESTMENT
ADVISER
The Fund is managed by Merrill Lynch Asset Management.

                    MERRILL LYNCH AMERICAS INCOME FUND, INC.

[LOGO Details About the Fund]

The Fund has established no rating criteria for the debt securities in which it may invest and such securities may not be rated at all for creditworthiness. Investments in debt securities rated in the medium to lower rating categories of independent ratings agencies such as Standard & Poor's ("S&P") and Moody's Investors Service, Inc. ("Moody's") or in unrated securities of comparable quality involve special risks which are described more fully below.

The Fund may invest in indexed securities and inverse floaters whose potential investment return is based on the change in particular measurements of value or in a rate. The Fund will purchase indexed securities and inverse floaters to generate current income or for currency hedging purposes, and to vary the degree of portfolio leverage.

The Fund may invest up to 15% of its assets in illiquid securities that it cannot easily resell. These securities may include securities for which there is no readily available market and certain asset backed and receivable backed securities. Other possibly illiquid securities in which the Fund may invest are securities that have contractual or legal restrictions on resale, known as restricted securities, including Rule 144A securities that can be resold to qualified institutional buyers but not to the general public.

The Fund may use derivatives to hedge its portfolio against interest rate and currency risks. The derivatives which the Fund may use include options on portfolio positions or currencies, financial and currency futures, options on such futures and forward foreign currency transactions.

The Fund may borrow money from banks in amounts up to 33 1/3% of the Fund's total assets (including the amount borrowed), less all liabilities and indebtedness other than the bank borrowing. The Fund is also authorized to borrow an additional 5% of its total assets without regard to the foregoing limitation for temporary purposes such as clearance of portfolio transactions and share redemptions. The Fund may engage in reverse repurchase agreements and dollar rolls as discussed below, and if certain conditions are not met, such transactions will be considered borrowings subject to the restrictions discussed in this paragraph.

The Fund will only borrow when the Investment Adviser believes that such borrowing will benefit the Fund after taking into account considerations such as interest income and possible gains or losses upon liquidation. Because few or none of its assets will consist of margin securities, the Fund does not expect to borrow on margin. The Fund may also leverage by entering into

                    MERRILL LYNCH AMERICAS INCOME FUND, INC.

reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements (as discussed below). Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. The value of the securities subject to such agreements will not exceed 125% of the proceeds of the reverse repurchase agreements.

INVESTMENT RISKS
--------------------------------------------------------------------------------

This section contains a summary discussion of the general risks of investing in the Fund. As with any mutual fund, there can be no guarantee that the Fund will meet its goals or that the Fund's performance will be positive for any period of time.

Market and Selection Risk -- Market risk is the risk that the bond market in one or more countries in which the Fund invests will go down in value, including the possibility that the market will go down sharply and unpredictably. Selection risk is the risk that the investments that Fund management selects will underperform the market or other funds with similar investment objectives and investment strategies.

Credit Risk -- Credit risk is the risk that the issuer will be unable to pay the principal or interest when due. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

Interest Rate Risk -- Interest rate risk is the risk that prices of fixed income securities generally increase when interest rates decline and decrease when interest rates increase. Prices of longer term securities generally change more in response to interest rate changes than prices of shorter term securities.

Foreign Market Risk -- Since the Fund invests in foreign securities, it offers the potential for more diversification than an investment only in the United States. This is because securities traded on foreign markets have often, (though not always), performed differently from securities in the United States. However, such investments involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. In particular, the Fund is subject to the risk that because there are generally fewer investors on foreign exchanges and a smaller number of securities

                    MERRILL LYNCH AMERICAS INCOME FUND, INC.

[LOGO Details About the Fund]

traded each day, it may make it difficult for the Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may go up and down more than prices of securities traded in the United States.

Foreign Economy Risk -- The economies of certain foreign markets often do not compare favorably with that of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources, and balance of payments position. Certain such economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures.

Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices, impair the Fund's ability to purchase or sell foreign securities or transfer the Fund's assets or income back into the United States, or otherwise adversely affect the Fund's operations.

Other foreign market risks include foreign exchange controls, difficulties in enforcing favorable legal judgments in foreign courts, and political and social instability. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States or other foreign countries.

Currency Risk -- Securities in which the Fund invests may be denominated or quoted in currencies other than the U.S. dollar. Changes in foreign currency exchange rates affect the value of the Fund's portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as "currency risk," means that a strong U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.

Governmental Supervision and Regulation/Accounting
Standards -- Many foreign governments supervise and regulate stock

                    MERRILL LYNCH AMERICAS INCOME FUND, INC.

exchanges, brokers and the sale of securities less than the United States does. Some countries do not have laws to protect investors the way that the U.S. securities laws do. For example, some countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company's securities based on non-public information about that company. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for the Fund management to completely and accurately determine a company's financial condition. Also, brokerage commissions and other costs of buying or selling securities often are higher in foreign countries than they are in the United States. This reduces the amount the Fund can earn on its investments.

Certain Risks of Holding Fund Assets Outside the United
States -- The Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on the Fund's ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for the Fund to buy, sell and hold securities in certain foreign markets than in the U.S. The increased expense of investing in foreign markets reduces the amount the Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund than investment companies invested only in the U.S.

Settlement Risk -- Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically generated by the settlement of U.S. investments. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates. Settlements in certain foreign countries at times have not kept pace with the number of securities transactions; these problems may make it difficult for the Fund to carry out transactions. If the Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If the Fund cannot settle or is delayed in settling a sale of securities, it may lose

                    MERRILL LYNCH AMERICAS INCOME FUND, INC.

[LOGO Details About the Fund]

money if the value of the security then declines or, if it has contracted to sell the security to another party, the Fund could be liable to that party for any losses incurred.

Regional Risk -- Latin America is defined as Central and South America and the surrounding waters. The economies of Latin American countries have experienced considerable difficulties in the past, including high inflation rates and high interest rates. The emergence of the Latin American economies and securities markets will require continued economic and fiscal discipline that has been lacking at times in the past, as well as stable political and social conditions. International economic conditions, particularly those in the United States, as well as world prices for oil and other commodities may also influence the recovery of the Latin American economies.

Some Latin American currencies have experienced steady devaluation relative to the U.S. dollar and certain Latin American countries have had to make major adjustments in the currencies from time to time. In addition, governments of many Latin American countries have exercised and continue to exercise substantial influence over many aspects of the private sector. Government actions in the future could have a significant effect on economic conditions in Latin American countries, which could affect the companies in which the Fund invests and therefore the value of Fund shares.

Inflation accounting rules in some Latin American countries require, for companies that keep accounting records in the local currency, for both tax and accounting purposes, that certain assets and liabilities be restated on the company's balance sheets in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits for certain Latin American companies.

Most Latin American countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets of certain Latin American countries.

Substantial limitations may exist in certain countries with respect to the Fund's ability to repatriate investment income, capital or the proceeds of sales of securities by foreign investors. For example, in Chile, with limited exceptions, invested capital cannot be repatriated for three years. The Fund could be adversely affected by delays in, or a refusal to grant, any required

                    MERRILL LYNCH AMERICAS INCOME FUND, INC.

governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. The Fund will not invest more than 15% of its net assets in illiquid securities including securities that are subject to material legal restrictions on repatriation.

Certain Latin American countries have entered into regional trade agreements that would, among other things, reduce barriers between countries, increase competition among companies and reduce government subsidies in certain industries. No assurance can be given that the changes planned will be successfully implemented, or that these changes will result in the economic stability intended. There is a possibility that these trade arrangements will not be implemented, will be implemented but not completed, or will be completed but then partially or completely unwound. It is also possible that a significant participant could choose to abandon a trade agreement, which could diminish its credibility and influence. Any of these occurrences could have adverse effects on the markets of both participating and non-participating countries, including sharp appreciation or depreciation of participants' national currencies and a significant increase in exchange rate volatility, a resurgence in economic protectionism, an undermining of confidence in the Latin American markets, an undermining of Latin American economic stability, the collapse or slowdown of the drive towards Latin American economic unity, and/or reversion of the attempts to lower government debt and inflation rates that were introduced in anticipation of such trade agreements. Such developments could have an adverse impact on the Fund's investments in Latin America generally or in specific countries participating in such trade agreements.

Borrowing and Leverage Risk -- Borrowings by the Fund create an opportunity for greater total return but, at the same time, increase exposure to capital risk. For example, leveraging may exaggerate changes in the net asset value of Fund shares and in the yield on the Fund's portfolio. Although the principal of such borrowings will be fixed, the Fund's assets may change in value during the time the borrowings are outstanding. Borrowing will create interest expenses for the Fund which can exceed the income from the assets retained. To the extent the income derived from securities purchased with borrowed funds exceeds the interest the Fund will have to pay, the Fund's net income will be greater than if borrowing were not used. Conversely, if the income from the assets retained with borrowed funds is not sufficient to cover the cost of borrowing, the net income of the Fund will be less than if borrowing were not used, and therefore the amount available for distribution to shareholders as dividends will be reduced. The Fund may also

                    MERRILL LYNCH AMERICAS INCOME FUND, INC.

[LOGO Details About the Fund]

borrow for emergency purposes, for the payment of dividends, for share repurchases or for the clearance of transactions.

Risks associated with certain types of securities in which the Fund may invest include:

Debt Securities -- Debt securities, such as bonds, involve credit risk. This is the risk that the borrower will not make timely payments of principal and interest. The degree of credit risk depends on the issuer's financial condition and on the terms of the bonds. These securities are also subject to interest rate risk. This is the risk that the value of the security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter term securities.

Sovereign Debt -- The Fund may invest in sovereign debt securities. These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt subject the Fund to the risk that a government entity may delay or refuse payment of interest or repayment of principal on its sovereign debt. Reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies as a condition to their contributions to the government entity. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay and no bankruptcy proceeding by which all or part of a sovereign debt that a government entity has not repaid may be collected.

Junk Bonds -- Junk bonds are debt securities that are rated below investment grade by the major rating agencies or are unrated securities that the Fund management believes are of comparable quality. Although junk bonds generally pay higher rates of interest than investment grade bonds, they are high risk investments that may cause income and principal losses for the Fund. Junk bonds generally are less liquid and experience more price volatility than higher rated debt securities. The issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. In the event of an issuer's bankruptcy, claims of other creditors may have priority over the claims of junk bond holders, leaving few or no assets available to repay junk bond holders. Junk bonds may be subject to greater call and redemption risk than higher rated debt securities.

                    MERRILL LYNCH AMERICAS INCOME FUND, INC.

Indexed and Inverse Floating Rate Securities -- The Fund may invest in securities whose potential returns are directly related to changes in an underlying index or interest rate, known as indexed securities. The return on indexed securities will rise when the underlying index or interest rate rises and fall when the index or interest rate falls. The Fund may also invest in securities whose return is inversely related to changes in an index or interest rate (inverse floaters). In general, income on inverse floaters will decrease when interest rates increase and increase when interest rates decrease. Investments in inverse floaters may subject the Fund to the risks of reduced or eliminated interest payments and losses of principal. In addition, certain indexed securities and inverse floaters may increase or decrease in value at a greater rate than the underlying interest rate, which effectively leverages the Fund's investment. Indexed securities and inverse floaters are derivative securities and can be considered speculative. Indexed and inverse securities involve credit risk and certain indexed and inverse securities may involve currency risk, leverage risk and liquidity risk.

Investments in inverse floaters may subject the Fund to the risks of reduced or eliminated interest payments and losses of principal. In addition, certain indexed securities and inverse floaters may increase or decrease in value at a greater rate than the underlying interest rate, which effectively leverages the Fund's investment. As a result, the market value of such securities will generally be more volatile than that of fixed-rate securities. Both indexed securities and inverse floaters are derivative securities and can be considered speculative.

Short Sales -- The Fund may make short sales of securities. A short sale is a transaction in which the Fund sells a security it does not own in anticipation of a decline in the market price of that security. The Fund expects to make short sales both as a form of hedging to offset potential declines in long positions in similar securities and in order to maintain portfolio flexibility.

When the Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to turn over any payments received on such borrowed securities to the lender of the securities.

The Fund's obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. Government

                    MERRILL LYNCH AMERICAS INCOME FUND, INC.

[LOGO Details About the Fund]

securities or other liquid securities similar to those borrowed. With respect to uncovered short positions, the Fund will also be required to deposit similar collateral with its custodian to the extent, if any, necessary so that the value of both collateral deposits in the aggregate is at all times equal to at least 100% of the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which it borrowed the security regarding payment over of any payments received by the Fund on such security, the Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer.

If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Fund's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

The Fund will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 25% of the value of its total assets or the Fund's aggregate short sales of a particular class of securities exceeds 25% of the outstanding securities of that class. The Fund may also make short sales "against the box" without respect to such limitations. In this type of short sale, at the time of the sale, the Fund owns or has the immediate and unconditional right to acquire the identical security at no additional cost.

Mortgage and Asset backed Securities -- Mortgage and asset backed securities represent the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans or other types of receivables. When interest rates fall, borrowers may refinance or otherwise repay principal on their loans earlier than scheduled. When this happens, certain types of mortgage and asset backed securities will be paid off more quickly than originally anticipated and the Fund has to invest the proceeds in securities with lower yields. This risk is known as "prepayment risk." When interest rates rise, certain types of mortgage and asset backed securities will be paid off more slowly than originally anticipated and the value of these securities will fall. This risk is known as extension risk.

Because of prepayment risk and extension risk, mortgage and asset backed securities react differently to changes in interest rates than other fixed income securities. Small movements in interest rates (both increase and decrease) may quickly and significantly reduce the value of certain mortgage and asset backed securities.

                    MERRILL LYNCH AMERICAS INCOME FUND, INC.

Most mortgage backed securities are issued by Federal government agencies, such as the Government National Mortgage Association (Ginnie Mae), the Federal Home Loan Mortgage Corporation (Freddie Mac) or the Federal National Mortgage Association (Fannie Mae). Principal and interest payments on mortgage backed securities issued by Federal government agencies are guaranteed by either the Federal government or the government agency. Such securities have very little credit risk. Mortgage backed securities that are issued by private corporations rather than federal agencies have credit risk as well as prepayment risk and extension risk.

Mortgage backed securities may be either pass through securities or collateralized mortgage obligations (CMOs). Pass through securities represent a right to receive principal and interest payments collected on a pool of mortgages, which are passed through to security holders (less servicing costs). CMOs are created by dividing the principal and interest payments collected on a pool of mortgages into several revenue streams (tranches) with different priority rights to portions of the underlying mortgage payments. Certain CMO tranches may represent a right to receive interest only (IOs), principal only
(POs) or an amount that remains after other floating rate tranches are paid (an inverse floater). These securities are frequently referred to as "mortgage derivatives" and may be extremely sensitive to changes in interest rates. If the Fund invests in CMO tranches (including CMO tranches issued by government agencies) and interest rates move in a manner not anticipated by Fund management, it is possible that the Fund could lose all or substantially all of its investment.

Illiquid Securities -- The Fund may invest up to 15% of its assets in illiquid securities that it cannot easily resell within seven days at current value or that have contractual or legal restrictions on resale. If the Fund buys illiquid securities it may be unable to quickly resell them or may be able to sell them only at a price below current value.

Restricted Securities -- Restricted securities have contractual or legal restrictions on their resale. They include private placement securities that the Fund buys directly from the issuer. Private placement and other restricted securities may not be listed on an exchange and may have no active trading market.

Restricted securities may be illiquid. The Fund may be unable to sell them on short notice or may be able to sell them only at a price below current value. The Fund may get only limited information about the issuer, so it may be less able to predict a loss. In addition, if Fund management receives material

  MERRILL LYNCH AMERICAS INCOME FUND, INC.                                  19

[LOGO Details About the Fund]

adverse non-public information about the issuer, the Fund will not be able to sell the security.

Rule 144A Securities -- Rule 144A securities are restricted securities that can be resold to qualified institutional buyers but not to the general public. Rule 144A securities may have an active trading market, but carry the risk that the active trading market may not continue.

Derivatives -- The Fund may use derivative instruments including futures, forwards, options, indexed securities and inverse securities. Derivatives are financial instruments whose value is derived from another security, a commodity (such as oil or gold) or an index, such as the Standard and Poor's Composite 500 Index. Derivatives allow the Fund to increase or decrease its risk exposure more quickly and efficiently than other types of instruments. Derivatives are volatile and involve significant risks, including:
     Credit risk -- the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.
     Currency risk -- the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.
     Leverage risk -- the risk associated with certain types of investments or trading strategies (such as borrowing money to increase the amount of investments) that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.
     Liquidity risk -- the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

The Fund may use derivatives for hedging purposes, including anticipatory hedges. Hedging is a strategy in which the Fund uses a derivative to offset the risk that other Fund holdings may decrease in value. While hedging can reduce losses, it can also reduce or eliminate gains if the market moves in a different manner than anticipated by the Fund or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the Fund, in which case any losses on the holdings being hedged may not be reduced. There can be no assurance that

                    MERRILL LYNCH AMERICAS INCOME FUND, INC.

the Fund's hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. The Fund is not required to use hedging and may not choose to do so.

Repurchase Agreements; Purchase and Sale Contracts -- The Fund may enter into certain types of repurchase agreements or purchase and sale contracts. Under a repurchase agreement, the seller agrees to repurchase a security (typically a security issued or guaranteed by the U.S. Government) at a mutually agreed upon time and price. This insulates the Fund from changes in the market value of the security during the period, except for currency fluctuations. A purchase and sale contract is similar to a repurchase agreement, but purchase and sale contracts provide that the purchaser receives any interest on the security paid during the period. If the seller fails to repurchase the security in either situation and the market value declines, the Fund may lose money.

Reverse Repurchase Agreements -- Reverse repurchase agreements involve the risk that the market value of the securities acquired, or retained in lieu of sale, by the Fund in connection with the reverse repurchase agreement may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, the Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreement.

Securities Lending -- The Fund may lend securities to financial institutions which provide government securities as collateral. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Fund may lose money and there may be a delay in recovering the loaned securities. The Fund could also lose money if it does not recover the securities and the value of the collateral falls. These events could trigger adverse tax consequences to the Fund.

STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

If you would like further information about the Fund, including how it invests, please see the Statement of Additional Information.

                    MERRILL LYNCH AMERICAS INCOME FUND, INC.

[LOGO]

MERRILL LYNCH SELECT PRICING SM SYSTEM
--------------------------------------------------------------------------------

The Fund offers four share classes, each with its own sales charge and expense structure, allowing you to invest in the way that best suits your needs. Each share class represents an ownership interest in the same investment portfolio. When you choose your class of shares you should consider the size of your investment and how long you plan to hold your shares. Your Merrill Lynch Financial Consultant can help you determine which share class is best suited to your personal financial goals.

For example, if you select Class A or Class D shares, you generally pay a sales charge at the time of purchase. If you buy Class D shares, you also pay an ongoing account maintenance fee of 0.25%. You may be eligible for a sales charge waiver.

If you select Class B or C shares, you will invest the full amount of your purchase price. However, with Class B shares, you will be subject to a distribution fee of 0.50% with respect to Class B shares and 0.55% with respect to Class C shares and an account maintenance fee of 0.25%. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees increase the cost of your investment and may cost you more than paying an initial sales charge. In addition, you may be subject to a deferred sales charge when you sell Class B or C shares.

The Fund's shares are distributed by Merrill Lynch Funds Distributor, a division of Princeton Funds Distributor, Inc., an affiliate of Merrill Lynch. The table below summarizes key features of the Merrill Lynch Select Pricing SM System.

                    MERRILL LYNCH AMERICAS INCOME FUND, INC.

                           Class A             Class B             Class C             Class D
----------------------------------------------------------------------------------------------------------
 Availability              Limited to certain  Generally available Generally available Generally available
                           investors           through Merrill     through Merrill     through Merrill
                           including:          Lynch. Limited      Lynch. Limited      Lynch. Limited
                           . Current Class A   availability        availability        availability
                           shareholders        through other       through other       through other
                           . Certain           securities dealers. securities dealers. securities dealers.
                           Retirement Plans
                           . Participants in
                           certain Merrill
                           Lynch sponsored
                           programs
                           . Certain
                           affiliates of
                           Merrill Lynch.
----------------------------------------------------------------------------------------------------------
 Initial Sales Charge?     Yes. Payable at     No. Entire purchase No. Entire purchase Yes. Payable at
                           time of purchase.   price is invested   price is invested   time of purchase.
                           Lower sales charges in shares of the    in shares of the    Lower sales charges
                           available for       Fund.               Fund.               available for
                           larger investments.                                         larger investments.
----------------------------------------------------------------------------------------------------------
 Deferred Sales Charge?    No. (May be charged Yes. Payable if you Yes. Payable if you No. (May be charged
                           for purchases over  redeem within four  redeem within one   for purchases over
                           $1 million that are years of purchase.  year of purchase.   $1 million that are
                           redeemed within one                                         redeemed within one
                           year.)                                                      year.)
----------------------------------------------------------------------------------------------------------
 Account Maintenance and   No.                 0.25% Account       0.25% Account       0.25% Account
 Distribution Fees?                            Maintenance Fee     Maintenance Fee     Maintenance Fee No
                                               0.50% Distribution  0.55% Distribution  Distribution Fee.
                                               Fee.                Fee.
----------------------------------------------------------------------------------------------------------
 Conversion to Class D     No.                 Yes, automatically  No.                 No.
 shares?                                       after approximately
                                               ten years.

--------------------------------------------------------------------------------

                   MERRILL LYNCH AMERICAS INCOME FUND, INC.

[LOGO Details About the Fund]


Class A And Class D Shares -- Initial Sales Charge Options
If you select Class A or Class D shares, you will pay a sales charge at the time of purchase.

                                                                     Dealer
                                                                  Compensation
                                   As a % of       As a % of       as a % of
 Your Investment                 Offering Price Your Investment* Offering Price
-------------------------------------------------------------------------------
 Less than $25,000                    4.00%           4.17%           3.75%
-------------------------------------------------------------------------------
 $25,000 but less than $50,000        3.75%           3.90%           3.75%
-------------------------------------------------------------------------------
 $50,000 but less than $100,000       3.25%           3.36%           3.00%
-------------------------------------------------------------------------------
 $100,000 but less than $250,000      2.50%           2.56%           2.25%
-------------------------------------------------------------------------------
 $250,000 but less than
  $1,000,000                          1.50%           1.52%           1.25%
-------------------------------------------------------------------------------
 $1,000,000 and over**                0.00%           0.00%           0.00%
-------------------------------------------------------------------------------

 * Rounded to the nearest one-hundredth percent.
** If you invest $1,000,000 or more in Class A or Class D shares, you may not pay an initial sales charge. However, if you redeem your shares within one year after purchase, you may be charged a deferred sales charge. This charge is 1% of the lesser of the original cost of the shares being redeemed or your redemption proceeds. A sales charge of 0.75% will be charged on purchases of $1,000,000 or more of Class A or Class D shares by certain employer sponsored retirement or savings plans.

No initial sales charge applies to Class A or Class D shares that you buy through reinvestment of dividends or distributions.

A reduced or waived sales charge on a purchase of Class A or Class D shares may apply for:
    . Purchases under a Right of Accumulation or Letter of Intent.
    . TMA SM Managed Trusts.
    . Certain Merrill Lynch investment or central asset accounts.
    . Certain employer-sponsored retirement or savings plans.
    . Purchases using proceeds from the sale of certain Merrill Lynch closed-end funds under certain circumstances.




Right of Accumulation -- permits you to pay the sales charge that would apply to the cost or value (whichever is higher) of all shares you own in the Merrill Lynch mutual funds that offer Select Pricing options.

Letter of Intent -- permits you to pay the sales charge that would be applicable if you add up all shares of Merrill Lynch Select PricingSM System funds that you agree to buy within a 13 month period. Certain restrictions apply.
                    MERRILL LYNCH AMERICAS INCOME FUND, INC.

    . Certain investors, including
      directors of Merrill Lynch mutual
      funds and Merrill Lynch
      employees.
    . Certain Merrill Lynch fee-based
      programs.

Only certain investors are eligible to buy Class A shares. Your Financial Consultant can help you determine whether you are eligible to buy Class A shares or to participate in any of these programs.

If you decide to buy shares under the initial sales charge alternative and you are eligible to buy both Class A and Class D shares, you should buy Class A since Class D shares are subject to an account maintenance fee, while Class A shares are not.

If you redeem Class A or Class D shares and within 30 days buy new shares of the same class, you will not pay a sales charge on the new purchase amount. The amount eligible for this "Reinstatement Privilege" may not exceed the amount of your redemption proceeds. To exercise the privilege, contact your Merrill Lynch Financial Consultant or the Fund's Transfer Agent at 1-800-MER-FUND.

As a result of the implementation of the Merrill Lynch Select Pricing SM System, Class A shares of the Fund outstanding prior to October 21, 1994, were redesignated as Class D shares. The Class A shares offered here differ from the Class A shares offered prior to October 21, 1994, in many respects, including eligible investors, sales charges and exchange privileges.

Class B and Class C Shares -- Deferred Sales Charge Options
If you select Class B or Class C shares, you do not pay an initial sales charge at the time of purchase. However, if you redeem your Class B shares within four years after purchase, or your Class C shares within one year after purchase, you may be required to pay a deferred sales charge. You will also pay distribution fees of 0.50% with respect to Class B shares and 0.55% with respect to Class C shares and account maintenance fees of 0.25% each year under distribution plans that the Fund has adopted under Rule 12b-1 under the Investment Company Act of 1940. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees increase the cost of your investment and may cost you more than paying an initial sales charge. The Distributor uses the money that it receives from the deferred sales charges and the distribution fees to cover the costs of marketing, advertising and compensating the Merrill Lynch Financial Consultant or other securities dealer who assists you in purchasing Fund shares.

                    MERRILL LYNCH AMERICAS INCOME FUND, INC.                  25

[LOGO Details About the Fund]


Class B Shares
If you redeem Class B shares within four years after purchase, you may be charged a deferred sales charge. The amount of the charge gradually decreases as you hold your shares over time, according to the following schedule:

      Years Since Purchase   Sales Charge*
     -------------------------------------
       0 - 1                     4.00%
     -------------------------------------
       1 - 2                     3.00%
     -------------------------------------
       2 - 3                     2.00%
     -------------------------------------
       3 - 4                     1.00%
     -------------------------------------
       4 and thereafter          0.00%
     -------------------------------------

 * The percentage charge will apply to the lesser of the original cost of the shares being redeemed or the proceeds of your redemption. Shares acquired through reinvestment of dividends or distributions are not subject to a deferred sales charge. Not all Merrill Lynch funds have identical deferred sales charge schedules. If you exchange your shares for shares of another fund, the higher charge will apply.

The deferred sales charge relating to Class B shares may be reduced or waived in certain circumstances, such as:

    . Certain post-retirement
      withdrawals from an IRA or other
      retirement plan if you are over
      59 1/2 years old.
    . Redemption by certain eligible
      401(a) and 401(k) plans, certain
      related accounts and certain
      retirement plan rollovers.
    . Redemption in connection with
      participation in certain Merrill
      Lynch fee-based programs.
    . Withdrawals resulting from
      shareholder death or disability
      as long as the waiver request is
      made within one year of death or
      disability or, if later,
      reasonably promptly following
      completion of probate, or in
      connection with involuntary
      termination of an account in
      which Fund shares are held.
    . Withdrawal through the Merrill
      Lynch Systematic Withdrawal Plan
      of up to 10% per year of your
      Class B account value at the time
      the plan is established.

                   MERRILL LYNCH AMERICAS INCOME FUND, INC.

Your Class B shares convert automatically into Class D shares approximately ten years after purchase. Any Class B shares received through reinvestment of dividends or distributions paid on converting shares will also convert at that time. Class D shares are subject to lower annual expenses than Class B shares. The conversion of Class B to Class D shares is not a taxable event for Federal income tax purposes.

Different conversion schedules apply to Class B shares of different Merrill Lynch mutual funds. For example, Class B shares of a fixed income fund convert approximately ten years after purchase compared to approximately eight years for equity funds. If you acquire your Class B shares in an exchange from another fund with a shorter conversion schedule, the Fund's ten year conversion schedule will apply. If you exchange your Class B shares in the Fund for Class B shares of a fund with a longer conversion schedule, the other fund's conversion schedule will apply. The length of time that you hold both the original and exchanged Class B shares in both funds will count toward the conversion schedule. The conversion schedule may be modified in certain other cases as well.

Class C Shares
If you redeem Class C shares within one year after purchase, you may be charged a deferred sales charge of 1.00%. The charge will apply to the lesser of the original cost of the shares being redeemed or the proceeds of your redemption. You will not be charged a deferred sales charge when you redeem shares that you acquire through reinvestment of Fund dividends or distributions. The deferred sales charge relating to Class C shares may be reduced or waived in connection with participation in certain Merrill Lynch fee-based programs, involuntary termination of an account in which Fund shares are held and withdrawals through the Merrill Lynch Systematic Withdrawal Plan.

Class C shares do not offer a conversion privilege.

HOW TO BUY, SELL, TRANSFER AND EXCHANGE SHARES
--------------------------------------------------------------------------------

The chart below summarizes how to buy, sell, transfer and exchange shares through Merrill Lynch or other securities dealers. You may also buy shares through the Transfer Agent. To learn more about buying shares through the Transfer Agent, call 1-800-MER-FUND. Because the selection of a mutual fund involves many considerations, your Merrill Lynch Financial Consultant may help you with this decision.

                    MERRILL LYNCH AMERICAS INCOME FUND, INC.

[LOGO Details About the Fund]

 If You Want To   Your Choices             Information Important for You to Know
----------------------------------------------------------------------------------------------------
 Buy Shares       First, select the share  Refer to the Merrill Lynch Select Pricing table on page
                  class appropriate for    23. Be sure to read this prospectus carefully.
                  you
           -----------------------------------------------------------------------------------------
                  Next, determine the      The minimum initial investment for the Fund is $1,000 for
                  amount of your           all accounts except:
                  investment
                                           .$250 for certain Merrill Lynch fee-based programs
                                           .$100 for retirement plans

                                           (The minimums for initial investments may be waived under
                                           certain circumstances.)
           -----------------------------------------------------------------------------------------
                  Have your Merrill Lynch  The price of your shares is based on the next calculation
                  Financial Consultant or  of net asset value after your order is placed. Any securities dealer submit purchase orders placed within fifteen minutes after the
                  your purchase order      close of business on the New York Stock Exchange will be
                                           priced at the net asset value determined that day.

                                           Purchase orders placed after that time will be priced at
                                           the net asset value determined on the next business day.
                                           The Fund may reject any order to buy shares and may
                                           suspend the sale of shares at any time. Merrill Lynch may
                                           charge a processing fee to confirm a purchase. This fee
                                           is currently $5.35.
           -----------------------------------------------------------------------------------------
                  Or contact the Transfer  To purchase shares directly, call the Transfer Agent at
                  Agent                    1-800-MER-FUND and request a purchase application. Mail
                                           the completed purchase application to the Transfer Agent
                                           at the address on the inside back cover of this
                                           Prospectus.
----------------------------------------------------------------------------------------------------
 Add to Your      Purchase additional      The minimum investment for additional purchases is $50
 Investment       shares                   for all accounts except $1 for retirement plans.

                                           (The minimums for additional purchases may be waived
                                           under certain circumstances.)
           -----------------------------------------------------------------------------------------
                  Acquire additional       All dividends and capital gains distributions are
                  shares through the       automatically reinvested without a sales charge.
                  automatic dividend
                  reinvestment plan
           -----------------------------------------------------------------------------------------
                  Participate in the       You may invest a specific amount on a periodic basis
                  automatic investment     through certain Merrill Lynch investment or central asset
                  plan                     accounts.
----------------------------------------------------------------------------------------------------
 Transfer Shares  Transfer to a            You may transfer your Fund shares only to another
 to Another       participating securities securities dealer that has entered into an agreement with
 Securities       dealer                   Merrill Lynch. All shareholder services will be available
 Dealer                                    for the transferred shares. You may only purchase
                                           additional shares of funds previously owned before the
                                           transfer. All future trading of these assets must be
                                           coordinated by the receiving firm.
           -----------------------------------------------------------------------------------------
                  Transfer to a non-       You must either:
                  participating securities  .Transfer your shares to an account with the Transfer
                  dealer                   Agent; or
                                            .Sell your shares.
----------------------------------------------------------------------------------------------------

                    MERRILL LYNCH AMERICAS INCOME FUND, INC.

 If You Want To   Your Choices             Information Important for You to Know
-----------------------------------------------------------------------------------------------------
 Sell Your        Have your Merrill Lynch   The price of your shares is based on the next calculation
 Shares           Financial Consultant or   of net asset value after your order is placed. For your
                  securities dealer submit  redemption request to be priced at the net asset value on
                  your sales order          the day of your request, you must submit your request to
                                            your dealer within fifteen minutes after that day's close
                                            of business on the New York Stock Exchange (generally
                                            4:00 p.m. Eastern time). Any redemption request placed
                                            after that time will be priced at the net asset value at
                                            the close of business on the next business day. Dealers
                                            must submit redemption requests to the Fund not more than
                                            thirty minutes after the close of business on the New
                                            York Stock Exchange on the day the request was received.

                                            Securities dealers, including Merrill Lynch, may charge a
                                            fee to process a redemption of shares. Merrill Lynch
                                            currently charges a fee of $5.35. No processing fee is
                                            charged if you redeem shares directly through the
                                            Transfer Agent.

                                            The Fund may reject an order to sell shares under certain
                                            circumstances.
           ------------------------------------------------------------------------------------------
                  Sell through the         You may sell shares held at the Transfer Agent by writing
                  Transfer Agent           to the Transfer Agent at the address on the inside back
                                           cover of this prospectus. All shareholders on the account
                                           must sign the letter and signatures must be guaranteed.
                                           If you hold stock certificates, return the certificates
                                           with the letter. The Transfer Agent will normally mail
                                           redemption proceeds within seven days following receipt
                                           of a properly completed request. If you make a redemption
                                           request before the Fund has collected payment for the
                                           purchase of shares, the Fund or the Transfer Agent may
                                           delay mailing your proceeds. This delay will usually not
                                           exceed ten days.

                                           If you hold share certificates, they must be delivered to
                                           the Transfer Agent before they can be converted. Check
                                           with the Transfer Agent or your Merrill Lynch Financial
                                           Consultant for details.
-----------------------------------------------------------------------------------------------------
 Sell Shares      Participate in the       You can choose to receive systematic payments from your
 Systematically   Fund's Systematic        Fund account either by check or through direct deposit to
                  Withdrawal Plan          your bank account on a monthly or quarterly basis. If you
                                           have a Merrill Lynch CMA(R), CBA(R) or Retirement Account
                                           you can arrange for systematic redemptions of a fixed
                                           dollar amount on a monthly, bi-monthly, quarterly, semi-
                                           annual or annual basis, subject to certain conditions.
                                           Under either method you must have dividends and other
                                           distributions automatically reinvested. For Class B and C
                                           shares your total annual withdrawals cannot be more than
                                           10% per year of the value of your shares at the time your
                                           plan is established. The deferred sales charge is waived
                                           for systematic redemptions. Ask your Merrill Lynch
                                           Financial Consultant for details.
-----------------------------------------------------------------------------------------------------

                    MERRILL LYNCH AMERICAS INCOME FUND, INC.

[LOGO Details About the Fund]

 If You Want To   Your Choices             Information Important for You to Know
--------------------------------------------------------------------------------------------------
 Exchange Your    Select the fund into     You can exchange your shares of the Fund for shares of
 Shares           which you want to        many other Merrill Lynch mutual funds. You must have
                  exchange. Be sure to     held the shares used in the exchange for at least 15
                  read that fund's         calendar days before you can exchange to another fund.
                  prospectus

                                           Each class of Fund shares is generally exchangeable for
                                           shares of the same class of another fund. If you own
                                           Class A shares and wish to exchange into a fund in
                                           which you have no Class A shares, you will exchange
                                           into Class D shares.

                                           Some of the Merrill Lynch mutual funds impose a
                                           different initial or deferred sales charge schedule. If
                                           you exchange Class A or D shares for shares of a fund
                                           with a higher initial sales charge than you originally
                                           paid, you will be charged the difference at the time of
                                           exchange. If you exchange Class B shares for shares of
                                           a fund with a different deferred sales charge schedule,
                                           the higher schedule will apply. The time you hold Class
                                           B or C shares in both funds will count when determining
                                           your holding period for calculating a deferred sales
                                           charge at redemption. If you exchange Class A or D
                                           shares for money market fund shares, you will receive
                                           Class A shares of Summit Cash Reserves Fund. Class B or
                                           C shares of the Fund will be exchanged for Class B
                                           shares of Summit.

                                           Although there is currently no limit on the number of
                                           exchanges that you can make, the exchange privilege may
                                           be modified or terminated at any time in the future.
--------------------------------------------------------------------------------------------------

                    MERRILL LYNCH AMERICAS INCOME FUND, INC.

HOW SHARES ARE PRICED
--------------------------------------------------------------------------------

When you buy shares, you pay the net asset value, plus any applicable sales charge. This is the offering price. Shares are also redeemed at their net asset value, minus any applicable deferred sales charge. The Fund calculates its net asset value (generally by using market quotations) each day the New York Stock Exchange is open, fifteen minutes after the close of business on the Exchange (the Exchange generally closes at 4:00 p.m. Eastern time). The net asset value used in determining your price is the next one calculated after your purchase or redemption order is placed. Foreign securities owned by the Fund may trade on weekends or other days when the Fund does not price its shares. As a result, the Fund's net asset value may change on days when you will not be able to purchase or redeem the Fund's shares.

Generally, Class A shares will have the highest net asset value because that class has the lowest expenses, and Class D shares will have a higher net asset value than Class B or Class C shares. Also dividends paid on Class A and Class D shares will generally be higher than dividends paid on Class B and Class C shares because Class A and Class D shares have lower expenses.

PARTICIPATION IN MERRILL LYNCH FEE-BASED PROGRAMS
--------------------------------------------------------------------------------

If you participate in certain fee-based programs offered by Merrill Lynch, you may be able to buy Class A shares at net asset value, including by exchanges from other share classes. Sales charges on the shares being exchanged may be reduced or waived under certain circumstances.

You generally cannot transfer shares held through a fee-based program into another account. Instead, you will have to redeem your shares held through the program and purchase shares of another class, which may be subject to distribution and account maintenance fees. This may be a taxable event and you will pay any applicable sales charges.

If you leave one of these programs, your shares may be redeemed or automatically exchanged into another class of Fund shares or into a money market fund. The class you receive may be the class you originally owned when you entered the program, or in certain cases, a different class. If the exchange is into Class B shares, the period before conversion to Class D shares may be modified. Any redemption or exchange will be at net asset value. However, if you participate in the program for less than a specified Net Asset Value -- the market value of the Fund's total assets after deducting liabilities, divided by the number of shares outstanding.

                   MERRILL LYNCH AMERICAS INCOME FUND, INC.

[LOGO Details About the Fund]

period, you may be charged a fee in accordance with the terms of the program.

Details about these features and the relevant charges are included in the client agreement for each fee-based program and are available from your Merrill Lynch Financial Consultant.

DIVIDENDS, CAPITAL GAINS AND TAXES
--------------------------------------------------------------------------------

This section summarizes some of the consequences under current Federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. Consult your personal tax adviser about the potential tax consequences of an investment in the Fund under all applicable tax laws. The Fund's Statement of Additional Information has more information about taxes.

The Fund will distribute any net investment income and any net realized long or short term capital gains annually. The Fund may also pay a special distribution at or about the end of the calendar year to comply with Federal tax requirements. If your account is with Merrill Lynch and you would like to receive dividends in cash, contact your Merrill Lynch Financial Consultant. If your account is with the Transfer Agent and you would like to receive dividends in cash, contact the Transfer Agent.

You will pay tax on dividends from the Fund whether you receive them in cash or additional shares. If you redeem Fund shares or exchange them for shares of another fund, any gain on the transaction may be subject to tax. The Fund intends to make distributions that will either be taxed as ordinary income or capital gains. Capital gains dividends are generally taxed at different rates than ordinary income dividends.

If you are neither a lawful permanent resident nor a citizen of the U.S. or if you are a foreign entity, the Fund's ordinary income dividends (which include distributions of net short term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies.

Dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. You may be able to claim a credit or take a deduction for foreign taxes paid by the Fund if certain requirements are met.



Dividends -- ordinary income and capital gains paid to shareholders. Dividends may be reinvested in additional Fund shares as they are paid.

"BUYING A DIVIDEND"
Unless your investment is in a tax deferred account, you may want to avoid buying shares shortly before the Fund pays a dividend. The reason? If you buy shares when a fund has realized but not yet distributed income or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable dividend. Before investing you may want to consult your tax adviser.

MERRILL LYNCH AMERICAS INCOME FUND, INC.

[LOGO]

MERRILL LYNCH ASSET MANAGEMENT
--------------------------------------------------------------------------------



By law, the Fund must withhold 31% of your dividends and proceeds if you have not provided a taxpayer identification number or social security number.

Merrill Lynch Asset Management, the Fund's Investment Adviser, manages the Fund's investments and its business operations under the overall supervision of the Fund's Board of Directors. The Investment Adviser has the responsibility for making all investment decisions for the Fund. The Investment Adviser has a sub-advisory agreement with Merrill Lynch Asset Management U.K. Limited, an affiliate, under which the Investment Adviser pays a fee for services it receives in an amount to be determined from time to time by the Investment Adviser and the affiliate. The Fund pays the Investment Adviser a fee at the annual rate of .60% of the average daily net assets of the Fund plus the principal amount of borrowings incurred by the Fund for leveraging purposes.

Merrill Lynch Asset Management is part of Merrill Lynch Asset Management Group, which had approximately $507 billion in investment company and other portfolio assets under management as of January 1999. This amount includes assets managed for Merrill Lynch affiliates.

A Note About Year 2000
Many computer systems were designed using only two digits to designate years. These systems may not be able to distinguish the Year 2000 from the Year 1900 (commonly known as the "Year 2000 Problem"). The Fund could be adversely affected if the computer systems used by the Fund's management or other Fund service providers do not properly address this problem before January 1, 2000. The Fund's management expects to have addressed this problem before then, and does not anticipate that the services it provides will be adversely affected. The Fund's other service providers have told the Fund management that they also expect to resolve the Year 2000 Problem, and the Fund management will continue to monitor the situation as the Year 2000 approaches. However, if the problem has not been fully addressed, the Fund could be negatively affected. The Year 2000 Problem could also have a negative impact on the companies in which the Fund invests, and this could hurt the Fund's investment returns.

                    MERRILL LYNCH AMERICAS INCOME FUND, INC.

[LOGO Details About the Fund]


FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The Financial Highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects the financial results for a single Fund share. The total returns in the table represent the rate an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, are included in the Fund's annual report to shareholders, which is available upon request.

                                            Class A                                       Class B
                           ---------------------------------------------- -------------------------------------------
                               For the Year Ended         For the Period
                                  December 31,            Oct. 21, 1994+     For the Year Ended December 31,
 Increase in               -----------------------------  to December 31, -------------------------------------------
 Net Asset Value:          1998   1997   1996++    1995        1994       1998   1997     1996++     1995      1994
-----------------------------------------------------------------------------------------------------------------------
 Per Share Operating Performance:
-----------------------------------------------------------------------------------------------------------------------
 Net asset value,
 beginning of period       $     $11.36  $  9.70  $ 8.51      $ 9.08      $     $ 11.31  $   9.65  $   8.48  $  10.84
-----------------------------------------------------------------------------------------------------------------------
 Investment income --
  net                               .72      .97     .94         .17                .63       .88       .88       .75
-----------------------------------------------------------------------------------------------------------------------
 Realized and unrealized
 gain (loss) on
 investments and foreign
 currency
 transactions -- net               (.54)    2.14    1.19        (.57)              (.52)     2.15      1.17     (2.36)
-----------------------------------------------------------------------------------------------------------------------
 Total from investment
 operations                         .18     3.11    2.13        (.40)               .11      3.03      2.05     (1.61)
-----------------------------------------------------------------------------------------------------------------------
 Less dividends and distributions:
  Investment income --
    net                            (.72)   (1.00)   (.94)       (.14)              (.63)     (.93)     (.88)     (.64)
  In excess of Investment
   income -- net                            (.13)     --          --                 --      (.12)       --        --
  Return of Capital --
    net                    (  )      --       --      --          --      (  )       --        --        --        --
  Realized gain on
   investments -- net              (.93)    (.32)     --        (.03)              (.93)     (.32)       --      (.11)
  In excess of realized
   gain on investments
    -- net                         (.29)      --      --          --               (.29)       --        --        --
-----------------------------------------------------------------------------------------------------------------------
 Total dividends and
  distributions                   (1.94)   (1.45)   (.94)       (.17)             (1.85)    (1.37)     (.88)     (.75)
-----------------------------------------------------------------------------------------------------------------------
 Net asset value, end of
 period                          $ 9.60  $ 11.36  $ 9.70      $ 8.51            $  9.57  $  11.31  $   9.65  $   8.48
-----------------------------------------------------------------------------------------------------------------------
 Total Investment Return:**
-----------------------------------------------------------------------------------------------------------------------
 Based on net asset
 value per share               %   1.74%   33.64%  27.27%      (4.45)%#       %    1.12%    32.75%    26.10%   (15.08)%
-----------------------------------------------------------------------------------------------------------------------
 Ratios to Average Net Assets:
-----------------------------------------------------------------------------------------------------------------------
 Expenses, excluding
 interest expense and
 net of reimbursement          %   1.38%    1.05%   1.20%       1.22%*        %    2.16%     1.83%     1.97%     1.79%
-----------------------------------------------------------------------------------------------------------------------
 Expenses, excluding
 interest expense              %   1.38%    1.05%   1.20%       1.22%*        %    2.16%     1.83%     1.97%     2.00%
-----------------------------------------------------------------------------------------------------------------------
 Expenses                      %   1.48%    1.32%   1.36%       1.91%*        %    2.26%     2.10%     2.13%     2.70%
-----------------------------------------------------------------------------------------------------------------------
 Investment income --
  net                          %   6.31%    8.97%  11.25%       8.63%*        %    5.76%     8.36%    10.40%     8.14%
-----------------------------------------------------------------------------------------------------------------------
 Supplemental Data:
-----------------------------------------------------------------------------------------------------------------------
 Net assets, end of
 period
 (in thousands)            $     $4,842  $28,136  $1,165      $  253      $     $78,733  $160,204  $103,465  $101,933
-----------------------------------------------------------------------------------------------------------------------
 Portfolio turnover            % 942.74%  420.35% 127.17%     353.33%         %  942.74%   420.35%   127.17%   353.33%
-----------------------------------------------------------------------------------------------------------------------

  *Annualized.
 **Total investment returns exclude the effects of sales loads.
  +Commencement of operations.
 ++Based on average shares outstanding.
+++Amount is less than $.01 per share.
  #Aggregate total investment returns.

                    MERRILL LYNCH AMERICAS INCOME FUND, INC.

FINANCIAL HIGHLIGHTS (concluded)
--------------------------------------------------------------------------------

                                              Class C                                       Class D
                           -------------------------------------------------- ----------------------------------------
                            For the Year Ended December        For the Period
                                        31,                   Oct. 21, 1994+    For the Year Ended December 31,
 Increase in               ---------------------------------  to December 31, ----------------------------------------
 Net Asset Value:          1998    1997     1996++    1995         1994       1998   1997    1996++    1995     1994
-----------------------------------------------------------------------------------------------------------------------
 Per Share Operating
 Performance:
-----------------------------------------------------------------------------------------------------------------------
 Net asset value,
 beginning of period       $      $ 11.31  $   9.65  $  8.47      $ 9.08       $    $ 11.31  $  9.65  $  8.48  $ 10.84
-----------------------------------------------------------------------------------------------------------------------
 Investment income --
  net                                 .63       .87      .87         .15                .69      .95      .92      .80
-----------------------------------------------------------------------------------------------------------------------
 Realized and unrealized
 gain (loss) on
 investments and foreign
 currency transactions
 -- net                              (.52)     2.15     1.18        (.61)              (.52)    2.13     1.17    (2.36)
-----------------------------------------------------------------------------------------------------------------------
 Total from investment
 operations                           .11      3.02     2.05        (.46)               .17     3.08     2.09    (1.56)
-----------------------------------------------------------------------------------------------------------------------
 Less dividends and
 distributions:
  Investment income --
   net                               (.63)     (.92)    (.87)       (.13)              (.69)    (.97)    (.92)    (.68)
  In excess of investment
  income -- net             (  )       --      (.12)      --          --      (  )       --     (.13)      --       --
  Realized gain on
  investments -- net                 (.93)     (.32)      --        (.02)              (.93)    (.32)      --     (.12)
  In excess of realized
   gain on investments
   --
   net                               (.29)      --        --          --               (.29)      --       --      --
-----------------------------------------------------------------------------------------------------------------------
  Total dividends and
  distributions                     (1.85)    (1.36)    (.87)       (.15)             (1.91)   (1.42)    (.92)    (.80)
-----------------------------------------------------------------------------------------------------------------------
 Net asset value, end of
 period                    $      $  9.57  $  11.31  $  9.65      $ 8.47      $     $  9.57  $ 11.31  $  9.65  $  8.48
-----------------------------------------------------------------------------------------------------------------------
 Total Investment
 Return:**
-----------------------------------------------------------------------------------------------------------------------
 Based on net asset
 value per share                %    1.06%    32.66%   26.18%      (5.06)%#       %    1.65%   33.44%   26.75% (14.65)%
-----------------------------------------------------------------------------------------------------------------------
 Ratios To Average Net
 Assets:
-----------------------------------------------------------------------------------------------------------------------
 Expenses, excluding
 interest expense and
 net of reimbursement           %    2.23%     1.90%    2.05%       2.24%         %    1.63%    1.31%    1.44%    1.28%
-----------------------------------------------------------------------------------------------------------------------
 Expense, excluding
 interest expense               %    2.23%     1.90%    2.05%       2.24%*        %    1.63%    1.31%    1.44%    1.48%
-----------------------------------------------------------------------------------------------------------------------
 Expenses                       %    2.33%     2.17%    2.19%       3.05%*        %    1.73%    1.58%    1.60%    2.17%
-----------------------------------------------------------------------------------------------------------------------
 Investment income --
  net                           %    5.64%     8.17%   10.23%       8.87%*        %    6.30%    8.92%   10.85%    8.65%
-----------------------------------------------------------------------------------------------------------------------
 Supplemental Data:
-----------------------------------------------------------------------------------------------------------------------
 Net assets, end of
 period
 (in thousands)            $      $ 4,222  $ 11,436  $ 1,396      $   75      $     $12,066  $18,402  $14,169  $14,938
-----------------------------------------------------------------------------------------------------------------------
 Portfolio turnover             %  942.74%   420.35%  127.17%     353.33%         %  942.74%  420.35%  127.17%  353.33%
-----------------------------------------------------------------------------------------------------------------------

  *Annualized.
 **Total investment returns exclude the effects of sales loads.
  +Commencement of operations.
 ++Based on average shares outstanding.
+++Amount is less than $.01 per share.
  #Aggregate total investment returns.

                    MERRILL LYNCH AMERICAS INCOME FUND, INC.

                    MERRILL LYNCH AMERICAS INCOME FUND, INC.


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

                    MERRILL LYNCH AMERICAS INCOME FUND, INC.


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

                    MERRILL LYNCH AMERICAS INCOME FUND, INC.


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



                        ------------------------------
                                   POTENTIAL
          _____________            INVESTORS          ____________
          |             Open an account (two options).            |
          |             ------------------------------            |
          1                                                       2
          |                                                       |
-----------------------                        --------------------------------
     MERRILL LYNCH                                        TRANSFER AGENT
  FINANCIAL CONSULTANT                            FINANCIAL DATA SERVICES, INC.
 OR SECURITIES DEALER                                     P.O. Box 45289
Advises shareholders on                        Jacksonville, Florida 32232-5289
their Fund investments.                           Performs recordkeeping and
-----------------------                               reporting services.
          |                                    --------------------------------
          |                                                       |
          |_______________________________________________________|
                                       |
                                       |
                ----------------------------------------------
                                  DISTRIBUTOR
                       MERRILL LYNCH FUNDS DISTRIBUTOR,
                A DIVISION OF PRINCETON FUNDS DISTRIBUTOR, INC.
                                 P.O. Box 9081
                       Princeton, New Jersey 08543-9081

                    Arranges for the sale of Fund shares.
                ----------------------------------------------
                                   |
                                   |
----------------------             |              -----------------------------
        COUNSEL          ---------------------               CUSTODIAN
   BROWN & WOOD LLP   ___       THE FUND      ___ BROWN BROTHERS HARRIMAN & CO.
One World Trade Center   The Board of Directors         40 Water Street
  New York, New York      oversees the Fund.         Boston, Massachusetts
      10048-0557         ---------------------               02109
Provides legal advice       |             |         Holds the Fund's assets
     to the Fund.           |             |             for safekeeping.
-----------------------     |             |       -----------------------------
                            |             |
                 ___________|             |_________________
                 |                                         |
----------------------------------  -----------------------------------------
      INDEPENDENT AUDITORS                     INVESTMENT ADVISER
      DELOITTE & TOUCHE LLP                        MERRILL LYNCH
        117 Campus Drive                       ASSET MANAGEMENT, L.P.
 Princeton, New Jersey 08540-6400              ADMINISTRATIVE OFFICES
                                               800 Scudders Mill Road
       Audits the financial                  Plainsboro, New Jersey 08536
statements of the Fund on behalf of
        the shareholders.                          MAILING ADDRESS
----------------------------------                  P.O. Box 9011
                                           Princeton, New Jersey 08543-9011
                                                  TELEPHONE NUMBER
                                                   1-800-MER-FUND
                                    Manages the Fund's day-to-day activities.
                                    -----------------------------------------




                   MERRILL LYNCH AMERICAS INCOME FUND, INC.

                                                            [LOGO MERRILL LYNCH]
Shareholder Reports
Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. You may obtain these reports at no cost by calling 1-800-MER-FUND.

The Fund will send you one copy of each shareholder report and certain other mailings, regardless of the number of Fund accounts you have. To receive separate shareholder reports for each account, call your Merrill Lynch Financial Consultant or write to the Transfer Agent at its mailing address. Include your name, address, tax identification number and Merrill Lynch brokerage or mutual fund account number. If you have any questions, please call your Merrill Lynch Financial Consultant or the Transfer Agent at 1-800-MER-FUND.

Statement of Additional Information
The Fund's Statement of Additional Information contains further information about the Fund and is incorporated by reference (legally considered to be part of this prospectus). You may request a free copy by writing the Fund at Finan-cial Data Services, Inc., P.O. Box 45289, Jacksonville, Florida 32232-5289 or by calling 1-800-MER-FUND.

Contact your Merrill Lynch Financial Consultant or the Fund, at the telephone number or address indicated on the inside back cover of this prospectus if you have any questions.

Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the public reference room. This information is also available on the SEC's Internet site at http://www.sec.gov and copies may be obtained upon payment of a duplicating fee by writing the Public Reference Section of the SEC, Washington, D.C. 20549-6009.

You should rely only on the information contained in this Prospectus. No one is authorized to provide you with information that is different from information contained in this Prospectus.

Investment Company Act file #811-7794
Code #16802-04-99
(C)Merrill Lynch Asset Management, L.P.
For More Information
Prospectus
                                           [LOGO FOR MERRILL LYNCH APPEARS HERE]



            Merrill Lynch Americas Income
            Fund, Inc.
                                                           [LOGO APRIL   , 1999]

++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++
+The information in this statement of additional information is not complete + +and may be changed. This statement of additional information is not an offer +
+to sell these securities and is not soliciting an offer to buy these          +
+securities in any state where the offer or sale is not permitted.             +
++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++
                             SUBJECT TO COMPLETION
                PRELIMINARY STATEMENT OF ADDITIONAL INFORMATION
                            DATED FEBRUARY 26, 1999

                      STATEMENT OF ADDITIONAL INFORMATION

                    Merrill Lynch Americas Income Fund, Inc.
   P.O. Box 9011, Princeton, New Jersey 08543-9011 . Phone No. (609) 282-2800

                                  -----------

  Merrill Lynch Americas Income Fund, Inc. (the "Fund") is a non-diversified, open-end investment company that seeks a high level of current income by investing primarily in debt securities denominated in a currency of a country located in the Western Hemisphere (i.e., North, South and Central America and the surrounding waters.) The Fund may at times utilize certain investment techniques including options and futures, to increase investment return or to hedge all or a portion of the portfolio against market and currency risks. In addition, the Fund is authorized to borrow funds and to utilize leverage in amounts not to exceed 33 1/3% of total assets. There can be no assurance that the Fund's investment objectives can be achieved.

  Pursuant to the Merrill Lynch Select PricingSM System, the Fund offers four classes of shares, each with a different combination of sales charges, ongoing fees and other features. The Merrill Lynch Select PricingSM System permits an investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances. See "Purchase of Shares."

                                  -----------

  This Statement of Additional Information of the Fund is not a prospectus and should be read in conjunction with the Prospectus of the Fund, dated April , 1999 (the "Prospectus"), which has been filed with the Securities and Exchange Commission (the "Commission") and can be obtained, without charge, by calling
(800) MER-FUND or by writing the Fund at the above address. The Prospectus is incorporated by reference into this Statement of Additional Information, and this Statement of Additional Information is incorporated by reference into the Prospectus. The Fund's audited financial statements are incorporated in this Statement of Additional Information by reference to its 1998 annual report to shareholders. You may request a copy of the annual report at no charge by calling (800) 456-4587 ext. 789 between 8:00 a.m. and 8:00 p.m. on any business day.

                                  -----------

              Merrill Lynch Asset Management -- Investment Adviser
                 Merrill Lynch Funds Distributor -- Distributor

                                  -----------

     The date of this Statement of Additional Information is April  , 1999.

                               TABLE OF CONTENTS

                                                                           Page
                                                                           ----
Investment Objective and Policies.........................................   2
 Junk Bonds...............................................................   5
 Other Risks..............................................................   6
 Derivatives..............................................................  11
 Investment Restrictions..................................................  18
 Portfolio Turnover.......................................................  20
Management of the Fund....................................................  21
 Directors and Officers...................................................  22
 Compensation of Directors................................................  23
 Management and Advisory Arrangements.....................................  23
 Code of Ethics...........................................................  24
Purchase of Shares........................................................  24
 Initial Sales Charge Alternatives -- Class A and Class D Shares..........  25
 Deferred Sales Charge Alternatives -- Class B and Class C Shares.........  30
 Distribution Plans.......................................................  32
 Limitations on the Payment of Deferred Sales Charges.....................  33
Redemption of Shares......................................................  34
 Redemption...............................................................  35
 Repurchase...............................................................  35
 Reinstatement Privilege -- Class A and Class D Shares....................  35
Pricing of Shares.........................................................  36
 Determination of Net Asset Value.........................................  36
 Computation of Offering Price Per Share..................................  37
Portfolio Transactions and Brokerage......................................  37
 Transactions in Portfolio Securities.....................................  37
Shareholder Services......................................................  39
 Investment Account.......................................................  39
 Exchange Privilege.......................................................  39
 Fee-Based Programs.......................................................  41
 Retirement Plans.........................................................  42
 Automatic Investment Plans...............................................  42
 Automatic Dividend Reinvestment Plan.....................................  42
 Systematic Withdrawal Plan...............................................  42
Dividends and Taxes.......................................................  45
 Dividends................................................................  45
 Taxes....................................................................  45
 Tax Treatment of Options, Futures and Forward Foreign Exchange
  Transactions............................................................  46
 Special Rules for Certain Foreign Currency Transactions..................  46
Performance Data..........................................................  47
General Information.......................................................  50
 Description of Shares....................................................  50
 Independent Auditors.....................................................  50
 Custodian................................................................  50
 Transfer Agent...........................................................  51
 Legal Counsel............................................................  51
 Reports to Shareholders..................................................  51
 Shareholder Inquiries....................................................  51
 Additional Information...................................................  51
Financial Statements......................................................  51

                       INVESTMENT OBJECTIVE AND POLICIES

  The Fund is a non-diversified, open-end management investment company that seeks a high level of current income by investing primarily in debt securities denominated in a currency of a country located in the Western Hemisphere (i.e., North, South and Central America and the surrounding waters). The Fund may at times utilize certain investment techniques, including options and futures, to increase investment return or to hedge all or a portion of its portfolio against interest rate, market and currency risks. In addition, the Fund is authorized to borrow funds and to utilize leverage in amounts not to exceed 33 1/3% of its total assets. There can be no assurance that the Fund's investment objective will be achieved.

  Merrill Lynch Asset Management, L.P. (the "Investment Adviser" or "MLAM") the Fund's investment adviser, will actively manage the Fund's assets in response to market, political and general economic conditions in the Western Hemisphere and elsewhere, and will seek to adjust the Fund's investments based on its perception of which investments would best enable the Fund to achieve its investment objective. In its analysis, the Investment Adviser will consider various factors, including its views regarding interest and currency exchange rate changes and credit risks. Such professional investment management may be attractive to investors, particularly individuals, who lack the time, information, capability or inclination to effect such an investment strategy directly.

  The securities in which the Fund may invest include debt obligations issued or guaranteed by the governments of countries located in the Western Hemisphere, political subdivisions thereof (including states, provinces and municipalities) or their agencies and instrumentalities ("governmental entities"), or issued or guaranteed by international organizations (such as the Inter-Americas Development Bank) designated or supported by governmental entities to promote economic reconstruction or development ("supranational entities"), or issued by corporations or financial institutions. Securities issued by supranational entities may be denominated in U.S. dollars, a foreign currency or a multi-national currency unit. Securities of corporations and financial institutions in which the Fund may invest include corporate and commercial obligations, such as medium-term notes and commercial paper, which may be indexed to foreign currency exchange rates. The Fund also is authorized to invest up to 20% of its total assets in debt securities denominated in currencies of countries located outside of the Western Hemisphere.

  Indexed notes and commercial paper typically provide that the principal amount is adjusted upwards or downwards (but not below zero) at maturity to reflect fluctuations in the exchange rate between two currencies during the period the obligation is outstanding depending on the terms of the specific security. In selecting the two currencies, the Investment Adviser will consider the correlation and relative yields of various currencies. The Fund will purchase an indexed obligation using the currency in which it is denominated and, at maturity, will receive interest and principal payments thereon in that currency. The amount of principal payable by the issuer at maturity, however, will increase or decrease in response to any change in the exchange rate between the two specified currencies during the period from the date the instrument is issued to its maturity date. The potential for realizing gains as a result of changes in foreign currency exchange rates may enable the Fund to hedge the currency in which the obligation is denominated (or to effect cross hedges against other currencies) against a decline in the U.S. dollar value of investments denominated in foreign currencies while providing an attractive rate of return. The Fund will purchase such indexed obligations to generate current income or for hedging purposes and will not speculate in such obligations. Such obligations may be deemed liquid investments if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of the Fund's net asset value per share; otherwise, they will be deemed illiquid investments subject to the restrictions discussed further below under "Investment Restrictions."

  The Fund may invest in securities denominated in or indexed to the currency of one country although issued by a governmental entity, corporation or financial institution of another such country. For example, the Fund may invest in a Mexican peso/denominated obligation issued by a U.S. corporation. Such investments involve credit risks associated with the issuer and currency risks associated with the currency in which the obligation is denominated.

  Certain indexed securities, including certain inverse securities, may have the effect of providing a degree of investment leverage, because they may increase or decrease in value at a rate that is a multiple of the changes in applicable indices. As a result, the market value of such securities will generally be more volatile than the market values of fixed rate securities. The Fund believes that indexed securities, including inverse securities, represent flexible portfolio management instruments that may allow the Fund to seek potential investment returns, hedge other portfolio positions, or vary the degree of portfolio leverage relatively efficiently under different market conditions.

  The Fund also may invest in participations in, or bonds and notes backed by, pools of mortgage, credit card, automobile or other types of receivables. These investments are described more fully below under "Other Risks--Mortgage backed Securities" and "Asset backed Securities." Because of liquidity and valuation concerns relating to investments in certain derivative mortgage backed securities, investments in such securities will be restricted as discussed below under "Other Risks--Derivative Mortgage backed Securities."

  The Fund has established no rating criteria for the debt securities in which it may invest and such securities may not be rated at all for creditworthiness. Investments in debt securities rated in the medium to lower rating categories of nationally recognized statistical rating organizations such as Standard & Poor's ("S&P") and Moody's Investors Service, Inc. ("Moody's") or in unrated securities of comparable quality involve special risks which are described more fully below under "Junk Bonds."

  Except for time deposits, certificates of deposit, and pass through and other asset backed securities, the Fund currently does not intend to invest more than 10% of its assets in the securities of issuers that are domiciled in any one country in the Western Hemisphere other than the United States, Canada, Mexico, Argentina, Chile, Brazil and Venezuela. In addition, the Fund may not maintain more than a 10% net exposure to any currency other than the currency of any such country. The Fund expects to maintain normally at least 25% of its assets in securities denominated in the U.S. dollar.

  Under normal circumstances, the Fund will invest at least 25% of its total assets in debt instruments issued by Western Hemisphere companies engaged in the financial services industry, including banks, thrift institutions, insurance companies, securities firms and holding companies of any of the foregoing. Such investments may include certificates of deposit, time deposits, bankers' acceptances, and other obligations issued by such entities, as well as repurchase agreements entered into with such entities. For temporary defensive purposes, however, the Fund may reduce its investments in the financial services industry to less than 25% of its total assets. The Fund's policy as to concentrating its investments in the financial services industry is fundamental and may not be changed without the approval of a majority of the Fund's voting securities.

  The Fund's policy of concentrating its investments in the financial services industry will cause the Fund to have greater exposure to certain risks associated with the financial services industry. In particular, economic or regulatory developments in or related to the financial services industry will affect the value of an investment in the Fund's shares. For example, sustained increases in interest rates may adversely affect the availability and cost of funds for a bank's lending activities; deterioration in general economic conditions may increase a bank's exposure to credit losses. Banks are also subject to the effects of the concentration of loan portfolios in particular businesses that may be adversely affected by economic conditions, such as real estate, energy, agriculture or high technology-related companies. Also, the Fund's investments in commercial banks located in several foreign countries are subject to additional risks due to the combination in such banks of commercial banking and diversified securities activities. Insurance companies may be adversely affected by losses sustained by insured clients due to catastrophic or other events. Securities firms are subject to risks associated with underwriting activities and to fluctuations in the values of their investments that may in turn affect their ability to comply with regulations governing capital requirements. Insurance companies and securities firms may also be affected by a deterioration in general economic conditions. In addition, the financial services industry is subject to national and local regulation and competition among different types of financial institutions.

  The Fund may at times utilize certain other investment techniques to increase investment return or to hedge all or a portion of its portfolio, including options and futures, although suitable hedging instruments may not be available on a timely basis and on acceptable terms with respect to specific securities and currencies in which the Fund may invest. See "Derivatives." In addition, the Fund is authorized to borrow funds and utilize leverage (including by effecting reverse repurchase agreements and dollar rolls) in amounts up to 33 1/3% of its total assets (including the amount borrowed) and to borrow up to an additional 5% of its total assets for temporary purposes. See "Other Risks -- Borrowing and Leverage."

  Sovereign Debt. The Fund may invest in sovereign debt securities issued or guaranteed by foreign government entities. Investments in sovereign debt subjects the Fund to a higher degree of risk that a government entity may delay or refuse payment of interest or repayment of principal on its sovereign debt. A government may fail to make payment for many reasons including cash flow problems, lack of foreign exchange, political constraints, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies as a condition to their contributions to the government entity. If a government entity fails to make its payments, the Fund may be requested to extend the period in which the government entity must pay and to make further loans to the government entity. There is no bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.

  The Fund intends to invest in debt securities denominated in the currencies of certain Latin American countries (i.e., Mexico, Argentina, Chile, Brazil and Venezuela). Certain of these Latin American countries are among the largest debtors to commercial banks and foreign governments. Trading in debt obligations ("sovereign debt") issued or guaranteed by Latin American governmental entities involves a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest when due in accordance with the terms of such obligations. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the relative size of the debt service burden to the economy as a whole, the governmental entity's dependence on expected disbursements from third parties, the governmental entity's policy toward the International Monetary Fund and the political constraints to which a governmental entity may be subject. As a result, governmental entities may default on their sovereign debt. Holders of sovereign debt (including the Fund) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part. The sovereign debt instruments in which the Fund may invest involve great risk and are deemed to be the equivalent in terms of quality to high yield/high risk securities (as defined below) and are subject to many of the same risks as such securities. Similarly, the Fund may have difficulty disposing of certain sovereign debt obligations because there may be a thin trading market for such securities. The Fund will not invest more than 15% of its total assets in sovereign debt which is in default.

  Brady Bonds. The Fund may invest in Brady Bonds. Brady Bonds are debt obligations which are created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructuring under a plan introduced in 1989 by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented to date in Mexico, Venezuela, Argentina, Uruguay, Costa Rica, Nigeria, the Philippines, Brazil, Peru, Ecuador, Panama, Poland and Bulgaria. To date, Brady Bonds aggregating approximately $150 billion have been issued, based on current estimates, with the largest proportion of Brady Bonds having been issued by Mexico, Argentina and Venezuela. The Fund anticipates that it will invest in bank loans (through participations or assignments) that may be restructured as Brady Bond obligations.

  Brady Bonds may be collateralized and issued in various currencies (although most are U.S. dollar-denominated) and they are actively traded in the over-the-counter secondary market. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds which have the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year's interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. For example, some Mexican and Venezuelan Brady Bonds include attached value recovery options which increase interest payments if oil revenues rise. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity;
(ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are considered speculative.

  Most Mexican Brady Bonds issued to date have principal repayments at final maturity fully collateralized by U.S. Treasury zero coupon bonds (or comparable collateral denominated in other currencies) and interest coupon payments collateralized on an 18-month rolling-forward basis by funds held in escrow by an agent for the bondholders. A significant portion of the Brady Bonds issued to date by Costa Rica, Nigeria, the Philippines, Brazil, Peru, Ecuador, Panama, Poland, Bulgaria, Venezuela and Argentina have principal repayments at final maturity collateralized by U.S. Treasury zero coupon bonds (or comparable collateral denominated in other currencies) and/or interest coupon payments collateralized on a 14-month (for Venezuela) or 12-month (for Argentina) rolling forward basis by securities held by the Federal Reserve Bank of New York as collateral agent.

Junk Bonds

  Junk bonds are debt securities that are rated below investment grade by the major rating agencies or are unrated securities that Fund management believes are of comparable quality. Although junk bonds generally pay higher rates of interest than investment grade bonds, they are high-risk investments that may cause income and principal losses for the Fund. The major risks in junk bond investments include the following:

  Junk bonds may be issued by less creditworthy companies. The securities are vulnerable to adverse changes in the issuer's industry and to general economic conditions. Issuers of junk bonds may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments or the unavailability of additional financing.

  The issuers of junk bonds may have a large amount of outstanding debt relative to their assets than issuers of investment grade bonds. If the issuer experiences financial stress, it may be unable to meet its debt obligations. The issuer's ability to pay its debt obligations also may be lessened by specific issuer developments, or the unavailability of additional financing.

  Junk bonds are frequently ranked junior to claims by other creditors. If the issuer cannot meet its obligations, the senior obligations are generally paid off before the junior obligations.

  Junk bonds frequently have redemption features that permit an issuer to repurchase the security from the Fund before it matures. If an issuer redeems the junk bonds, the Fund may have to invest the proceeds in bonds with lower yields and may lose income.

  Prices of junk bonds are subject to extreme price fluctuations. Negative economic developments may have a greater impact on the prices of junk bonds than on other higher rated fixed income securities.

  Junk bonds may be less liquid than higher rated fixed income securities even under normal economic conditions. There are fewer dealers in the junk bond market, and there may be significant differences in the prices quoted for junk bonds by the dealers. Because they are less liquid, judgment may play a greater role in valuing certain of the Fund's portfolio securities than in the case of securities trading in a more liquid market.

  The Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.

  In purchasing such securities, the Fund will rely on the Investment Adviser's judgment, analysis and experience in evaluating the creditworthiness of an issuer of securities. The Investment Adviser will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters. The Fund is not authorized to purchase debt securities that are in default except for sovereign debt (discussed above) in which the Fund may invest no more than 15% if its total assets while such sovereign debt securities are in default.

Other Risks

  The U.S. Government has from time to time in the past imposed restrictions, through taxation and otherwise, on foreign investments by U.S. investors such as the Fund. If such restrictions should be reinstituted, it might become necessary for the Fund to invest all or substantially all of its assets in U.S. securities. In such event, the Fund would review its investment objective and investment policies to determine whether changes are appropriate. Any changes in the investment objective or fundamental policies set forth under "Investment Restrictions" below would require the approval of the holders of a majority of the Fund's outstanding voting securities.

  The Fund's ability and decisions to purchase or sell portfolio securities may be affected by laws or regulations relating to the convertibility and repatriation of assets. Because the shares of the Fund are redeemable on a daily basis on each day the Fund determines its net asset value in U.S. dollars, the Fund intends to manage its portfolio so as to give reasonable assurance that it will be able to obtain U.S. dollars to the extent necessary to meet anticipated redemptions. See "Redemption of Shares." Under present conditions, the Investment Adviser does not believe that these considerations will have any significant effect on its portfolio strategy, although there can be no assurance in this regard.

  Borrowing and Leverage. The use of leverage by the Fund creates an opportunity for greater total return, but, at the same time, creates special risks. For example, leveraging may exaggerate changes in the net asset value of Fund shares and in the yield on the Fund's portfolio. Although the principal of such borrowings will be fixed, the Fund's assets may change in value during the time the borrowings are outstanding. Borrowings will create interest expenses for the Fund which can exceed the income from the assets purchased with the borrowings. To the extent the income or capital appreciation derived from securities purchased with borrowed funds exceeds the interest the Fund will have to pay on the borrowings, the Fund's return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such borrowed funds is not sufficient to cover the cost of borrowing, the return to the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders as dividends and other distributions will be reduced. In the latter case, the Investment Adviser in its best judgment nevertheless may determine to maintain the Fund's leveraged position if it expects that the benefits to the Fund's shareholders of maintaining the leveraged position will outweigh the current reduced return.

  Certain types of borrowings by the Fund may result in the Fund being subject to covenants in credit agreements relating to asset coverage, portfolio composition requirements and other matters. It is not anticipated that observance of such covenants would impede the Investment Adviser from managing the Fund's portfolio in accordance with the Fund's investment objectives and policies. However, a breach of any such covenants not cured within the specified cure period may result in acceleration of outstanding indebtedness and require the Fund to dispose of portfolio investments at a time when it may be disadvantageous to do so. The Fund does not expect that observance of such covenants would materially adversely affect the ability of the Fund to achieve its investment objective. However, a breach of any such covenant not cured within the specified cure period may result in acceleration of outstanding indebtedness and require the Fund to dispose of portfolio investments at a time when it may be disadvantageous to do so.

  The Fund at times may borrow from affiliates of the Investment Adviser, provided that the terms of such borrowings are no less favorable than those available from comparable sources of funds in the marketplace.

  The Fund is authorized to borrow money from banks (as defined in the Investment Company Act) in amounts up to 33 1/3% of the Fund's total assets (including the amount borrowed), less all liabilities and indebtedness other than the bank borrowing. The Fund is also authorized to borrow an additional 5% of its total assets without regard to the foregoing limitation for temporary purposes such as clearance of portfolio transactions and share redemptions. The Fund may engage in reverse repurchase agreements and dollar rolls as discussed below, and if certain conditions are not met, such transactions will be considered borrowings subject to the restrictions discussed in this paragraph. The Fund will only borrow when the Investment Adviser believes that such borrowing will benefit the Fund after taking into account considerations such as interest income and possible gains or losses upon liquidation. The Fund may also borrow for emergency purposes, for the payment of dividends, for share repurchases or for the clearance of transactions.

  Because few or none of its assets will consist of margin securities, the Fund does not expect to borrow on margin. The Fund may also leverage by entering into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements (as discussed below). Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed date and price. The value of the securities subject to such agreements will not exceed 125% of the proceeds of the reverse repurchase agreements. At the time the Fund enters into a reverse repurchase agreement, it may establish and maintain a segregated account with its custodian containing cash, cash equivalents or liquid securities having a value not less than the repurchase price (including accrued interest). If the Fund establishes and maintains such a segregated account, a reverse repurchase agreement will not be considered a borrowing by the Fund; however, under circumstances in which the Fund does not establish and maintain such a segregated account, the Fund will enter into a reverse repurchase agreement only with banks (as defined in the Investment Company Act), and such reverse repurchase agreement will be considered a borrowing solely for the purpose of the Fund's limitation on borrowing. Reverse repurchase agreements involve the risk that the market value of the securities acquired, or retained in lieu of sale, by the Fund in connection with the reverse repurchase agreement may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, the Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreement.

  The Fund also may enter into "dollar rolls." A dollar roll is a transaction in which the Fund sells fixed income securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Fund foregoes principal and interest paid on such securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. A "covered roll" is a specific type of dollar roll for which there is a segregated account with cash, cash equivalents or liquid securities. Covered rolls will not be considered to be borrowings for purposes of the Fund's limitation on borrowing to the extent that they are appropriately collateralized by liquid assets of the Fund. Dollar rolls which are not so collateralized will be entered into by the Fund only with banks (as defined in the Investment Company Act) and will be considered borrowings for the purpose of the Fund's limitation on borrowing.

  The Fund expects that some of its borrowings may be made on a secured basis. In such situations, either the Fund's custodian will segregate the pledged assets for the benefit of the lender or arrangements will be made with (i) the lender to act as a subcustodian if the lender is a bank or otherwise qualified as a custodian of investment company assets or (ii) a suitable subcustodian.

  Certain of the Fund's borrowings may be subject to certain covenants set forth in the governing credit agreements relating to asset coverage requirements and portfolio composition. The Fund also may be required to maintain minimum average balances in connection with borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over a stated interest rate.

  Mortgage Backed Securities. Mortgage backed securities are "pass through" securities, meaning that principal and interest payments made by the borrower on the underlying mortgages are passed through to the Fund. The value of mortgage backed securities, like that of traditional fixed income securities, typically increases when interest rates fall and decreases when interest rates rise. However, mortgage backed securities differ from traditional fixed income securities because of their potential for prepayment without penalty. The price paid by the Fund for its mortgage backed securities, the yield the Fund expects to receive from such securities and the average life of the securities are based on a number of factors, including the anticipated rate of prepayment of the underlying mortgages. In a period of declining interest rates, borrowers may prepay the underlying mortgages more quickly than anticipated, thereby reducing the yield to maturity and the average life of the mortgage backed securities. Moreover, when the Fund reinvests the proceeds of a prepayment in these circumstances, it will likely receive a rate of interest that is lower than the rate on the security that was prepaid.

  To the extent that the Fund purchases mortgage backed securities at a premium, mortgage foreclosures and principal prepayments may result in a loss to the extent of the premium paid. If the Fund buys such securities at a discount, both scheduled payments of principal and unscheduled prepayments will increase current and total returns and will accelerate the recognition of income which, when distributed to shareholders, will be taxable as ordinary income. In a period of rising interest rates, prepayments of the underlying mortgages may occur at a slower than expected rate, creating maturity extension risk. This particular risk may effectively change a security that was considered short or intermediate term at the time of purchase into a long term security. Since long term securities generally fluctuate more widely in response to changes in interest rates than short term securities, maturity extension risk could increase the inherent volatility of the Fund.

  The mortgage backed securities in which the Fund may invest will primarily be guaranteed by the Government National Mortgage Association ("GNMA") or issued by the Federal National Mortgage Association ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC"). Certain of the asset backed securities in which the Fund will invest may be guaranteed by the Small Business Administration ("SBA") or issued in programs originated by the Resolution Trust Corporation ("RTC"). GNMA, FNMA, FHLMC and SBA are agencies or instrumentalities of the United States.

  The Fund may invest in pass through mortgage backed securities that represent ownership interests in a pool of mortgages on single-family or multi-family residences. Such securities represent interests in pools of residential mortgage loans originated by U.S. governmental or private lenders and guaranteed, to the extent provided in such securities, by the U.S. Government, one of its agencies or instrumentalities or by private guarantors. Such securities, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semiannually) and principal payments at maturity or on specified call dates. Mortgage pass through securities provide for monthly payments that "pass through" the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans. The Fund may also invest in collateralized mortgage obligations ("CMOs") which are debt obligations collateralized by mortgage loans or mortgage pass through securities.

  Asset Backed Securities. Asset backed securities are "pass through" securities, meaning that principal and interest payments made by the borrower on the underlying assets (such as credit card receivables) are passed through to the Fund. The value of asset backed securities, like that of traditional fixed income securities, typically increases when interest rates fall and decreases when interest rates rise. However, asset backed securities differ from traditional fixed income securities because of their potential for prepayment. The price paid by the Fund for its asset backed securities, the yield the Fund expects to receive from such securities and the average life of the securities are based on a number of factors, including the anticipated rate of prepayment of the underlying assets. In a period of declining interest rates, borrowers may prepay the underlying assets more quickly than anticipated, thereby reducing the yield to maturity and the average life of the asset backed securities. Moreover, when the Fund reinvests the proceeds of a prepayment in these circumstances, it will likely receive a rate of interest that is lower than the rate on the security that was prepaid. To the extent that the Fund purchases asset backed securities at a premium, prepayments may result in a loss to the extent of the premium paid. If the Fund buys such securities at a discount, both scheduled payments and unscheduled prepayments will increase current and total returns and will accelerate the recognition of income which, when distributed to shareholders, will be taxable as ordinary income. In a period of rising interest rates, prepayments of the underlying assets may occur at a slower than expected rate, creating maturity extension risk. This particular risk may effectively change a security that was considered short or intermediate term at the time of purchase into a long term security. Since long term securities generally fluctuate more widely in response to changes in interest rates than shorter term securities, maturity extension risk could increase the inherent volatility of the Fund.

  Derivative Mortgage Backed Securities. The Fund may also invest in various derivative mortgage backed securities, which are synthetic securities designed to be highly sensitive to certain types of interest rate and principal prepayment scenarios. Derivative instruments primarily consist of some form of stripped mortgage backed securities ("SMBS") that commonly involve different classes of securities that receive disproportionate amounts of the interest and principal distributions on a pool of mortgage assets.

  SMBSs are typically issued by the same types of issuers as are mortgage backed securities. The structure of SMBSs, however, is different. A common variety of SMBS involves a class (the principal-only or "PO" class) that receives some of the interest and most of the principal from the underlying assets, while the other class (the interest-only or "IO" class) receives most of the interest and the remainder of the principal. In the most extreme case, the IO class receives only interest, while the PO class receives only principal. The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying assets, and a rapid rate of principal payments in excess of that considered in pricing the securities will have a material adverse effect on an IO security's yield to maturity. If the underlying mortgage assets experience greater than anticipated payments of principal, the Fund may fail to recoup fully its initial investment in IOs. In addition, there are certain types of IOs which represent the interest portion of a particular class as opposed to the interest portion of the entire pool. The sensitivity of these types of IOs to interest rate fluctuations may be increased because of the characteristics of the principal portion to which they relate. The impact of IOs on the Fund's portfolio may be offset to some degree by investments in mortgage backed securities and inverse floaters (floating rate securities the interest rate of which is adjusted up or down inversely to changes in a specified index). As interest rates fall, presenting a greater risk of unanticipated prepayments of principal, the negative effect on the Fund because of its holdings of IOs should be diminished somewhat because of the increased yield on the inverse floating rate CMOs or the increased appreciation of the fixed rate securities. Under certain interest rate scenarios, the Fund may decide to retain investments in IOs or inverse floaters yielding less that prevailing interest rates in order to avoid capital losses on the sale of such investments.

  The Fund may also combine IOs and IO-related derivative mortgage products with LIBOR-based inverse floaters (LIBOR being the London interbank offered rate). A LIBOR-based inverse floater is a floating rate security the interest rate of which is adjusted up or down inversely to changes in LIBOR; as LIBOR decreases, the interest rate paid by the inverse floater would increase, and vice versa. Depending on the amount of leverage built into the inverse floater, the yield could vary in excess of the change in LIBOR because of the leverage built into the inverse floater formula. The yield on an inverse floater varies inversely with interest rates because as LIBOR decreases, the interest payable on the inverse floater increases. The converse is true, of course, when LIBOR increases. When an inverse floater is combined with an IO or IO-type derivative product, the result is a synthetic security that tends to provide a somewhat less volatile yield over a wide range of interest rate and prepayment rate scenarios.

  New types of mortgage backed and asset backed securities, derivative securities and hedging instruments are developed and marketed from time to time. Consistent with its investment objective, policies and restrictions, the Fund may invest in such new types of securities and instruments that the Investment Adviser believes may assist the Fund in achieving its investment objective.

  Repurchase Agreements; Purchase and Sale Contracts. The Fund may invest in securities pursuant to repurchase agreements or purchase and sale contracts. Repurchase agreements may be entered into only with financial institutions which (i) have, in the opinion of the Investment Adviser, substantial capital relative to the Fund's exposure, or (ii) have provided the Fund with a third-party guaranty or other credit enhancement. Under a repurchase agreement or a purchase and sale contract the counterparty agrees, upon entering into the contract to repurchase a security at a mutually agreed-upon time and price in a specified currency, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period, although it may be affected by currency fluctuations.

  Short Sales. The Fund may make short sales of securities. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. The Fund expects to make short sales both as a form of hedging to offset potential declines in long positions in similar securities and in order to maintain portfolio flexibility.

  When the Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

  The Fund's obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. Government securities or other liquid securities similar to those borrowed. With respect to uncovered short positions, the Fund will also be required to deposit similar collateral with its custodian to the extent, if any, necessary so that the value of both collateral deposits in the aggregate is at all times equal to at least 100% of the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which it borrowed the security regarding payment over of any payments received by the Fund on such security, the Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer.

  If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Fund's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

  The Fund will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 25% of the value of its total assets or the Fund's aggregate short sales of a particular class of securities exceeds 25% of the outstanding securities of that class. The Fund may also make short sales "against the box" without respect to such limitations. In this type of short sale, at the time of the sale, the Fund owns or has the immediate and unconditional right to acquire the identical security at no additional cost.

  Illiquid or Restricted Securities. The Fund may invest up to 15% of its net assets in securities that lack an established secondary trading market or otherwise are considered illiquid. Liquidity of a security relates to the ability to dispose easily of the security and the price to be obtained upon disposition of the security, which may be less than would be obtained for a comparable more liquid security. Illiquid securities may trade at a discount from comparable, more liquid investments. Investment of the Fund's assets in illiquid securities may restrict the ability of the Fund to dispose of its investments in a timely fashion and for a fair price as well as its ability to take advantage of market opportunities. The risks associated with illiquidity will be particularly acute where the Fund's operations require cash, such as when the Fund redeems shares or pays dividends, and could result in the Fund borrowing to meet short-term cash requirements or incurring capital losses on the sale of illiquid investments.

  The Fund may invest in securities that are not registered ("restricted securities") under the Securities Act of 1933, as amended (the "Securities Act"). Restricted securities may be sold in private placement transactions between the issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. In many cases, privately placed securities may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale. As a result of the absence of a public trading market, privately placed securities may be less liquid and more difficult to value than publicly traded securities. To the extent that privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales, due to illiquidity, could be less than those originally paid by the Fund or less than their fair market value. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed securities held by the Fund are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration. Certain of the Fund's investments in private placements may consist of direct investments and may include investments in smaller, less seasoned issuers, which may involve greater risks. These issuers may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. In making investments in such securities, the Fund may obtain access to material nonpublic information which may restrict the Fund's ability to conduct portfolio transactions in such securities.

  144A Securities. The Fund may purchase restricted securities that can be offered and sold to "qualified institutional buyers" under Rule 144A under the Securities Act. The Board has determined to treat as liquid Rule 144A securities that are either freely tradable in their primary markets offshore or have been determined to be liquid in accordance with the policies and procedures adopted by the Fund's Board. The Board has adopted guidelines and delegated to the Investment Adviser the daily function of determining and monitoring liquidity of restricted securities. The Board, however, will retain sufficient oversight and be ultimately responsible for the determinations. Since it is not possible to predict with assurance exactly how this market for restricted securities sold and offered under Rule 144A will continue to develop, the Board of Directors will carefully monitor the Funds's investments in these securities. The investment practice could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these securities.

Derivatives

  The Fund may use instruments referred to as "Derivatives." Derivatives are financial instruments the value of which is derived from another security, a commodity (such as gold or oil) or an index (a measure of value or rates, such as the Standard and Poor's Composite 500 Index or the prime lending rate). Derivatives allow the Fund to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments.

  The Fund may use Derivatives for hedging purposes or for speculative purposes. Hedging is a strategy in which a Derivative is used to offset the risk that other Fund holdings may decrease in value. Losses on the other investment may be substantially reduced by gains on a Derivative that reacts in an opposite manner to market movements. While hedging can reduce losses, it can also reduce or eliminate gains if the market moves in a different manner than anticipated by the Fund or if the cost of the Derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the Derivative will not match those of the holdings being hedged as expected by the Fund, in which case any losses on the holdings being hedged may not be reduced.

  The use of a Derivative is speculative if the Fund is primarily seeking to achieve gains, rather than offset the risk of other positions. When the Fund invests in a Derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that Derivative, which may sometimes be greater than the Derivative's cost. The Fund will not invest in a Derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly.

  The Fund may use the following types of derivative instruments and trading strategies:

Indexed and Inverse Securities

  The Fund may invest in securities the potential return of which is based on an index. As an illustration, the Fund may invest in a debt security that pays interest based on the current value of an interest rate index, such as the prime rate. The Fund may also invest in a debt security which returns principal at maturity based on the level of a securities index or a basket of securities, or based on the relative changes of two indices. In addition, the Fund may invest in securities the potential return of which is based inversely on the change in an index (that is, a security the value of which will move in the opposite direction of changes to an index). For example, the Fund may invest in securities that pay a higher rate of interest when a particular index decreases and pay a lower rate of interest (or do not fully return principal) when the value of the index increases. If the Fund invests in such securities, it may be subject to reduced or eliminated interest payments or loss of principal in the event of an adverse movement in the relevant index or indices. Indexed and inverse securities involve credit risk, and certain indexed and inverse securities may involve leverage risk, liquidity risk, and currency risk. The Fund may invest in indexed and inverse securities for both hedging and speculative purposes. When used for hedging purposes, indexed and inverse securities involve correlation risk.

Options on Securities and Securities Indices

  Purchasing Put Options. The Fund may purchase put options on securities held in its portfolio or securities or interest rate indices which are correlated with securities held in its portfolio. When the Fund purchases a put option, in consideration for an up front payment (the "option premium") the Fund acquires a right to sell to another party specified securities owned by the Fund at a specified price (the "exercise price") on or before a specified date (the "expiration date"), in the case of an option on securities, or to receive from another party a payment based on the amount a specified securities index declines below a specified level on or before the expiration date, in the case of an option on a securities index. The purchase of a put option limits the Fund's risk of loss in the event of a decline in the market value of the portfolio holdings underlying the put option prior to the option's expiration date. If the market value of the portfolio holdings associated with the put option increases rather than decreases, however, the Fund will lose the option premium and will consequently realize a lower return on the portfolio holdings than would have been realized without the purchase of the put. Purchasing a put option may involve correlation risk, and may also involve liquidity and credit risk.

  Purchasing Call Options. The Fund may also purchase call options on securities or securities or interest rate indices. When the Fund purchases a call option, in consideration for the option premium the Fund acquires a right to purchase from another party specified securities at the exercise price on or before the expiration date, in the case of an option on securities, or to receive from another party a payment based on the amount a specified securities index increases beyond a specified level on or before the expiration date, in the case of an option on a securities index. The purchase of a call option provides the Fund with the opportunity to profit if the underlying security or security or interest rate index increases in value. If the underlying security or security or interest rate index decreases in value, however, the Fund may lose the entire option premium. Purchasing a call option may involve correlation, liquidity and credit risk.

  The Fund is also authorized to purchase put or call options in connection with closing out put or call options it has previously sold. However, the Fund will not purchase options on securities if, as a result of such purchase, the aggregate cost (option plus premiums paid) of all outstanding options on securities held by the Fund would exceed 5% of the market value of the Fund's total assets.

  Writing Call Options. The Fund may write (i.e., sell) call options on securities held in its portfolio or securities indices the performance of which correlates with securities held in its portfolio. When the Fund writes a call option, in return for an option premium, the Fund gives another party the right to buy specified securities owned by the Fund at the exercise price on or before the expiration date, in the case of an option on securities, or agrees to pay to another party an amount based on any gain in a specified securities index beyond a specified level on or before the expiration date, in the case of an option on a securities index. The Fund may write call options to earn income, through the receipt of option premiums. In the event the party to which the Fund has written an option fails to exercise its rights under the option because the value of the underlying securities is less than the exercise price, the Fund will partially offset any decline in the value of the underlying securities through the receipt of the option premium. By writing a call option, however, the Fund limits its ability to sell the underlying securities, and gives up the opportunity to profit from any increase in the value of the underlying securities beyond the exercise price, while the option remains outstanding. Writing a call option may involve correlation risk.

  Writing Put Options. The Fund may also write put options on securities or securities indices. When the Fund writes a put option, in return for an option premium the Fund gives another party the right to sell to the Fund a specified security at the exercise price on or before the expiration date, in the case of an option on a security, or agrees to pay to another party an amount based on any decline in a specified securities index below a specified level on or before the expiration date, in the case of an option on a securities index. The Fund may write put options to earn income, through the receipt of option premiums. In the event the party to which the Fund has written an option fails to exercise its rights under the option because the value of the underlying securities is greater than the exercise price, the Fund will profit by the amount of the option premium. By writing a put option, however, the Fund will be obligated to purchase the underlying security at a price that may be higher than the market value of the security at the time of exercise as long as the put option is outstanding, in the case of an option on a security, or make a cash payment reflecting any decline in the index, in the case of an option on an index. Accordingly, when the Fund writes a put option it is exposed to a risk of loss in the event the value of the underlying securities falls below the exercise price, which loss potentially may substantially exceed the amount of option premium received by the Fund for writing the put option. The Fund will write a put option on a security or a securities index only if the Fund would be willing to purchase the security at the exercise price for investment purposes (in the case of an option on a security) or is writing the put in connection with trading strategies involving combinations of options -- for example, the sale and purchase of options with identical expiration dates on the same security or index but different exercise prices (a technique called a "spread"). Writing a put option may involve substantial leverage risk.

  The Fund is also authorized to sell call or put options in connection with closing out call or put options it has previously purchased.

  Other than with respect to closing transactions, the Fund will only write call or put options that are "covered." A call or put option will be considered covered if the Fund has segregated assets with respect to such option in the manner described in "Risk Factors in Derivatives" below. A call option will also be considered covered if the Fund owns the securities it would be required to deliver upon exercise of the option (or, in the case of option on a securities index, securities which substantially correlate with the performance of such index) or owns a call option, warrant or convertible instrument which is immediately exercisable for, or convertible into, such security.

  The Fund may not write covered options on underlying securities exceeding 5% of its total assets, taken at market value.

  Types of Options. The Fund may engage in transactions in options on securities or securities indices on exchanges and in the over-the-counter ("OTC") markets. In general, exchange-traded options have standardized exercise prices and expiration dates and require the parties to post margin against their obligations, and the performance of the parties' obligations in connection with such options is guaranteed by the exchange or a related clearing corporation. OTC options have more flexible terms negotiated between the buyer and the seller, but generally do not require the parties to post margin and are subject to greater credit risk. OTC options also involve greater liquidity risk. See "Additional Risk Factors of OTC Transaction; Limitations on the Use of OTC Derivatives" below.

Futures

  The Fund may engage in transactions in futures and options thereon. Futures are standardized, exchange-traded contracts which obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date at a specified price. No price is paid upon entering into a futures contract. Rather, upon purchasing or selling a futures contract the Fund is required to deposit collateral ("margin") equal to a percentage (generally less than 10%) of the contract value. Each day thereafter until the futures position is closed, the Fund will pay additional margin representing any loss experienced as a result of the futures position the prior day or be entitled to a payment representing any profit experienced as a result of the futures position the prior day. Futures involve substantial leverage risk.

  The sale of a futures contract limits the Fund's risk of loss through a decline in the market value of portfolio holdings correlated with the futures contract prior to the futures contract's expiration date. In the event the market value of the portfolio holdings correlated with the futures contract increases rather than decreases, however, the Fund will realize a loss on the futures position and a lower return on the portfolio holdings than would have been realized without the purchase of the futures contract.

  The purchase of a futures contract may protect the Fund from having to pay more for securities as a consequence of increases in the market value for such securities during a period when the Fund was attempting to identify specific securities in which to invest in a market the Fund believes to be attractive. In the event that such securities decline in value or the Fund determines not to complete an anticipatory hedge transaction relating to a futures contract, however, the Fund may realize a loss relating to the futures position.

  The Fund will limit transactions in futures and options on futures to financial futures contracts (i.e., contracts for which the underlying asset is a currency or securities or interest rate index) purchased or sold for hedging purposes (including anticipatory hedges). The Fund will further limit transactions in futures and options on futures to the extent necessary to prevent the Fund from being deemed a "commodity pool" under regulations of the Commodity Futures Trading Commission.

Swaps

  The Fund is authorized to enter into swaps, which are OTC contracts in which each party agrees to make a periodic payment based on an index or the value of an asset in return for a periodic payment from the other party based on a different index or asset.

  The Fund is authorized to enter into equity swap agreements, which are OTC contracts in which one party agrees to make periodic payments based on the change in market value of a specified equity security, basket of equity securities or equity index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different equity security, basket of equity securities or equity index. Swap agreements may be used to obtain exposure to an equity or market without owning or taking physical custody of securities in circumstances in which direct investment is restricted by local law or is otherwise impractical.

  The Fund will enter into a swap transaction only if, immediately following the time the Fund enters into the transaction, the aggregate notional principal amount of swap transactions to which the Fund is a party would not exceed 5% of the Fund's net assets.

Interest Rate Transactions

  In order to hedge the value of the Fund's portfolio against interest rate fluctuations or to enhance the Fund's income, the Fund may enter into various transactions, such as interest rate swaps and the purchase or sale of interest rate caps and floors. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund intends to use these transactions primarily as a hedge and not as a speculative investment. However, the Fund may also invest in interest rate swaps to enhance income or to increase the Fund's yield during periods of steep interest rate yield curves (i.e., wide differences between short-term and long-term interest rates).

  The Fund usually will enter into interest rate swap transactions on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these transactions are entered into for good faith hedging purposes, the Investment Adviser believes that such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to its borrowing restrictions. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis, and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Fund's custodian. If the interest rate swap transaction is entered into on other than a net basis, the full amount of the Fund's obligations will be accrued on a daily basis, and the full amount of the Fund's obligations will be maintained in a segregated account by the Fund's custodian.

  The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor.

  In an interest rate swap, the Fund exchanges with another party their respective commitments to pay or receive interest, e.g., an exchange of fixed rate payments for floating rate payments. For example, if the Fund holds a mortgage-backed security with an interest rate that is reset only once each year, it may swap the right to receive interest at this fixed rate for the right to receive interest at a rate that is reset every week. This would enable the Fund to offset a decline in the value of the mortgage-backed security due to rising interest rates but would also limit its ability to benefit from falling interest rates. Conversely, if the Fund holds a mortgage backed security with an interest rate that is reset every week and it would like to lock in what it believes to be a high interest rate for one year, it may swap the right to receive interest at this variable weekly rate for the right to receive interest at a rate that is fixed for one year. Such a swap would protect the Fund from a reduction in yield due to falling interest rates and may permit the Fund to enhance its income through the positive differential between one week and one year interest rates, but would preclude it from taking full advantage of rising interest rates.

  Typically the parties with which the Fund will enter into interest rate transactions will be broker-dealers and other financial institutions. The Fund will not enter into any interest rate swap, cap or floor transactions unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the two highest rating categories of at least one nationally recognized statistical rating organization at the time of entering into such transaction or whose creditworthiness is believed by the Investment Adviser to be equivalent to such rating. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with other similar instruments traded in the interbank market. Caps and floors, however, are less liquid than swaps. Certain Federal income tax requirements may limit the Fund's ability to engage in certain interest rate transactions. Gains from transactions in interest rate swaps distributed to shareholders will be taxable as ordinary income or, in certain circumstances, as long-term capital gains to shareholders.

Foreign Exchange Transactions

  The Fund may engage in spot and forward foreign exchange transactions and currency swaps, purchase and sell options on currencies and purchase and sell currency futures and related options thereon (collectively, "Currency Instruments") for purposes of hedging against the decline in the value of currencies in which its portfolio holdings are denominated against the U.S. dollar.

  Forward Foreign Exchange Transactions. Forward foreign exchange transactions are OTC contracts to purchase or sell a specified amount of a specified currency or multinational currency unit at a price and future date set at the time of the contract. Spot foreign exchange transactions are similar but require current, rather than future, settlement. The Fund will enter into foreign exchange transactions only for purposes of hedging either a specific transaction or a portfolio position. The Fund may enter into a forward foreign exchange transaction for purposes of hedging a specific transaction by, for example, purchasing a currency needed to settle a security transaction or selling a currency in which the Fund has received or anticipates receiving a dividend or distribution. The Fund may enter into a foreign exchange transaction for purposes of hedging a portfolio position by selling forward a currency in which a portfolio position of the Fund is denominated or by purchasing a currency in which the Fund anticipates acquiring a portfolio position in the near future. The Fund may also hedge portfolio positions through currency swaps, which are transactions in which one currency is simultaneously bought for a second currency on a spot basis and sold for the second currency on a forward basis. Forward foreign exchange transactions involve substantial currency risk, and also involve credit and liquidity risk.

  Currency Futures. The Fund may also hedge against the decline in the value of a currency against the U.S. dollar through use of currency futures or options thereon. Currency futures are similar to forward foreign exchange transactions except that futures are standardized, exchange-traded contracts. See "Futures" above. Currency futures involve substantial currency risk, and also involve leverage risk.

  Currency Options. The Fund may also hedge against the decline in the value of a currency against the U.S. dollar through the use of currency options. Currency options are similar to options on securities, but in consideration for an option premium the writer of a currency option is obligated to sell (in the case of a call option) or purchase (in the case of a put option) a specified amount of a specified currency on or before the expiration date for a specified amount of another currency. The Fund may engage in transactions in options on currencies either on exchanges or OTC markets. See "Types of Options" above and "Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives" below. Currency options involve substantial currency risk, and may also involve credit, leverage or liquidity risk.

  As an illustration, the Fund may use such techniques to hedge the stated value in U.S. dollars of an investment in a Canadian dollar denominated security. In such circumstances, for example, the Fund may purchase a foreign currency put option enabling it to sell a specified amount of Canadian dollars for U.S. dollars at a specified price by a future date. To the extent the hedge is successful, a loss in the value of the Canadian dollar relative to the U.S. dollar will tend to be offset by an increase in the value of the put option. To offset in whole or part the cost of acquiring such a put option, the Fund may also sell a call option which, if exercised, requires it to sell a specified amount of Canadian dollars for U.S. dollars at a specified price by a future date (a technique called a "straddle"). By selling such call option in this illustration, the Fund gives up the opportunity to profit without limit from increases in the relative value of the Canadian dollar to the U.S. dollar. The Investment Adviser believes that "straddles" of the type which may be utilized by the Fund constitute hedging transactions and are consistent with the policies described above.

  Limitations on Currency Hedging. The Fund will not speculate in Currency Instruments. Accordingly, the Fund will not hedge a currency in excess of the aggregate market value of the securities which it owns (including receivables for unsettled securities sales), or has committed to or anticipates purchasing, which are denominated in such currency. The Fund may, however, hedge a currency by entering into a transaction in a Currency Instrument denominated in a currency other than the currency being hedged (a "cross-hedge"). The Fund will only enter into a cross-hedge if the Investment Adviser believes that (i) there is a demonstrable high correlation between the currency in which the cross-hedge is denominated and the currency being hedged, and (ii) executing a cross-hedge through the currency in which the cross-hedge is denominated will be significantly more cost-effective or provide substantially greater liquidity than executing a similar hedging transaction by means of the currency being hedged.

  Risk Factors in Hedging Foreign Currency Risks. Hedging transactions involving Currency Instruments involve substantial risks, including correlation risk. While the Fund's use of Currency Instruments to effect hedging strategies is intended to reduce the volatility of the net asset value of the Fund's shares, the net asset value of the Fund's shares will fluctuate. Moreover, although Currency Instruments will be used with the intention of hedging against adverse currency movements, transactions in Currency Instruments involve the risk that anticipated currency movements will not be accurately predicted and that the Fund's hedging strategies will be ineffective. To the extent that the Fund hedges against anticipated currency movements which do not occur, the Fund may realize losses, and decrease its total return, as the result of its hedging transactions. Furthermore, the Fund will only engage in hedging activities from time to time and may not be engaging in hedging activities when movements in currency exchange rates occur.

  It may not be possible for the Fund to hedge against currency exchange rate movements, even if correctly anticipated, in the event that (i) the currency exchange rate movement is so generally anticipated that the Fund is not able to enter into a hedging transaction at an effective price, or (ii) the currency exchange rate movement relates to a market with respect to which Currency Instruments are not available (such as certain developing markets) and it is not possible to engage in effective foreign currency hedging.

Risk Factors in Derivatives

  Derivatives are volatile and involve significant risks, including:

  Credit risk--the risk that the counterparty on a Derivative transaction will be unable to honor its financial obligation to the Fund.

  Currency risk--the risk that changes in the exchange rate between two currencies will adversely affect the value (in U.S. dollar terms) of an investment.

  Leverage risk--the risk associated with certain types of investments or trading strategies (such as borrowing money to increase the amount of investments) that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

  Liquidity Risk--the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

  Use of Derivatives for hedging purposes involves correlation risk. If the value of the Derivative moves more or less than the value of the hedged instruments the Fund will experience a gain or loss which will not be completely offset by movements in the value of the hedged instruments.

  The Fund intends to enter into transactions involving Derivatives only if there appears to be a liquid secondary market for such instruments or, in the case of illiquid instruments traded in OTC transactions, such instruments satisfy the criteria set forth below under "Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives." However, there can be no assurance that, at any specific time, either a liquid secondary market will exist for a Derivative or the Fund will otherwise be able to sell such instrument at an acceptable price. It may therefore not be possible to close a position in a Derivative without incurring substantial losses, if at all.

  Certain transactions in Derivatives (such as futures transactions or sales of put options) involve substantial leverage risk and may expose the Fund to potential losses, which exceed the amount originally invested by the Fund. When the Fund engages in such a transaction, the Fund will deposit in a segregated account at its custodian liquid securities with a value at least equal to the Fund's exposure, on a mark-to-market basis, to the transaction (as calculated pursuant to requirements of the Commission). Such segregation will ensure that the Fund has assets available to satisfy its obligations with respect to the transaction, but will not limit the Fund's exposure to loss.

Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives.

  Certain Derivatives traded in OTC markets, including indexed securities, swaps and OTC options, involve substantial liquidity risk. The absence of liquidity may make it difficult or impossible for the Fund to sell such instruments promptly at an acceptable price. The absence of liquidity may also make it more difficult for the Fund to ascertain a market value for such instruments. The Fund will therefore acquire illiquid OTC instruments (i) if the agreement pursuant to which the instrument is purchased contains a formula price at which the instrument may be terminated or sold, or (ii) for which the Investment Adviser anticipates the Fund can receive on each business day at least two independent bids or offers, unless a quotation from only one dealer is available, in which case that dealer's quotation may be used.

  Because Derivatives traded in OTC markets are not guaranteed by an exchange or clearing corporation and generally do not require payment of margin, to the extent that the Fund has unrealized gains in such instruments or has deposited collateral with its counterparty the Fund is at risk that its counterparty will become bankrupt or otherwise fail to honor its obligations. The Fund will attempt to minimize the risk that a counterparty will become bankrupt or otherwise fail to honor its obligations by engaging in transactions in Derivatives traded in OTC markets only with financial institutions which have substantial capital or which have provided the Fund with a third-party guaranty or other credit enhancement.

Investment Restrictions

  The Fund has adopted a number of fundamental and non-fundamental restrictions and policies relating to the investment of its assets and its activities. The fundamental policies set forth below may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities (which for this purpose and under the Investment Company Act means the lesser of (i) 67% of the Fund's shares present at a meeting at which more than 50% of the outstanding shares of the Fund are represented or (ii) more than 50% of the Fund's outstanding shares). The Fund may not:

    (1) Invest more than 25% of its total assets (taken at market value at the time of each investment) in securities of issuers in a single industry (other than debt securities issued or guaranteed by a Western Hemisphere governmental entity), except that, under normal circumstances, the Fund will invest more than 25% of its total assets in the securities of issuers in the financial services industry.

    (2) Make investments for the purpose of exercising control or management.

    (3) Purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

    (4) Make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments shall not be deemed to be the making of a loan, and except further that the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Fund's Prospectus and Statement of Additional Information, as they may be amended from time to time.

    (5) Issue senior securities to the extent such issuance would violate applicable law.

    (6) Borrow money, except that (i) the Fund may borrow from banks (as defined in the Investment Company Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) the Fund may borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law. The Fund may not pledge its assets other than to secure such borrowings or, to the extent permitted by the Fund's investment policies as set forth in its Prospectus and Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies.

    (7) Underwrite securities of other issuers except insofar as the Fund technically may be deemed an underwriter under the Securities Act, in selling portfolio securities.

    (8) Purchase or sell commodities or contracts on commodities, except to the extent that the Fund may do so in accordance with applicable law and the Fund's Prospectus and Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.

  In addition, the Fund has adopted non-fundamental restrictions which may be changed by the Board of Directors without the approval of shareholders. Under the non-fundamental investment restrictions, the Fund may not:

    (a) Purchase securities of other investment companies, except to the extent such purchases are permitted by applicable law. As a matter of policy, however, the Fund will not purchase shares of any registered open-end investment company or registered unit investment trust, in reliance on
  Section 12(d)(1)(F) or (G) (the "fund of funds" provisions) of the Investment Company Act, at any time its shares are owned by another investment company that is part of the same group of investment companies as the Fund.

    (b) Make short sales of securities or maintain a short position, except to the extent permitted by applicable law.

    (c) Invest in securities which cannot be readily resold because of legal or contractual restrictions or which cannot otherwise be marketed, redeemed or put to the issuer or a third party, if at the time of acquisition more than 15% of its total assets would be invested in such securities. This restriction shall not apply to securities which mature within seven days or securities which the Board of Directors of the Fund has otherwise determined to be liquid pursuant to applicable law. Securities purchased in accordance with Rule 144A under the Securities Act and determined to be liquid by the Fund's Board of Directors are not subject to the limitations set forth in this investment restriction.

    (d) Notwithstanding fundamental investment restriction (6) above, borrow money except that (i) the Fund may borrow from banks (as defined in the Investment Company Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), and (ii) the Fund may borrow up to an additional 5% of its total assets for temporary purposes.

  The staff of the Commission has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the Fund has adopted an investment policy pursuant to which it will not purchase or sell OTC options if, as a result of any such transaction, the sum of the market value of OTC options currently outstanding which are held by the Fund, the market value of the underlying securities covered by OTC call options currently outstanding which were sold by the Fund and margin deposits on the Fund's existing OTC options on futures contracts exceeds 15% of the total assets of the Fund, taken at market value, together with all other assets of the Fund which are illiquid or are not otherwise readily marketable. However, if the OTC option is sold by the Fund to a primary U.S. Government securities dealer recognized by the Federal Reserve Bank of New York and if the Fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price then the Fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price, less the amount by which the option is "in-the-money" (i.e., current market value of the underlying securities minus the option's strike price). The repurchase price with the primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option, plus the amount by which the option is "in-the-money." This policy as to OTC options is not a fundamental policy of the Fund and may be amended by the Board of Directors of the Fund without the approval of the Fund's shareholders. However, the Fund will not change or modify this policy prior to the change or modification by the Commission staff of its position.

  The staff of the Commission has also taken the following position with respect to investments in certain forms of stripped mortgage-backed securities, namely the principal-only or PO class and the interest-only or IO class of such derivative securities. Such position has been adopted as an investment policy of the Fund, subject to amendment as discussed further below. The staff of the Commission has taken the position that the determination of whether a particular U.S. Government issued IO or PO that is backed by fixed-rate mortgages is liquid may be made by the Investment Adviser under guidelines and standards established by the Fund's Board of Directors. Such a security may be deemed liquid if it can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of the Fund's net asset value per share. The Commission's staff also has taken the position that all other IOs and POs are illiquid securities which are subject to the restriction limiting the Fund's investments in illiquid securities to 15% of its net assets. This policy as to IOs and POs is not a fundamental policy of the Fund and may be amended by the Board of Directors of the Fund without the approval of the Fund's shareholders. However, the Fund will not change or modify this policy prior to the change or modification by the Commission's staff of its position.

  Because of the affiliation of Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") with the Investment Adviser, the Fund is prohibited from engaging in certain transactions involving such firm or its affiliates except for brokerage transactions permitted under the Investment Company Act involving only usual and customary commissions or transactions pursuant to an exemptive order under the Investment Company Act. See "Portfolio Transactions and Brokerage." Without such an exemptive order, the Fund would be prohibited from engaging in portfolio transactions with Merrill Lynch or its affiliates acting as principal.

Non-Diversified Status The Fund is classified as non-diversified within the meaning of the Investment Company Act, which means that the Fund is not limited by such Act in the proportion of its assets that it may invest in securities of a single issuer. The Fund's investments are limited, however, in order to allow the Fund to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). See "Distribution and Taxes -- Taxes." To qualify, the Fund complies with certain requirements, including limiting its investments so that at the close of each quarter of the taxable year (i) not more than 25% of the market value of the Fund's total assets will be invested in the securities of a single issuer and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer. A fund that elects to be classified as "diversified" under the Investment Company Act must satisfy the foregoing 5% and 10% requirements with respect to 75% of its total assets. To the extent that the Fund assumes large positions in the securities of a small number of issuers, the Fund's net asset value may fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market's assessment of the issuers, and the Fund may be more susceptible to any single economic, political or regulatory occurrence than a diversified company.

Portfolio Turnover

  The rate of portfolio turnover is not a limiting factor and, given the Fund's investment policies, it is anticipated that there may be periods when high portfolio turnover will exist. High portfolio turnover may also result in negative tax consequences, such as an increase in capital gains dividends or in ordinary income dividends of accrued market discount. See "Dividends and Taxes -- Taxes." The portfolio turnover rate is calculated by dividing the lesser of the Fund's annual sales or purchases of portfolio securities (exclusive of purchases or sales of all securities with maturities at the time of acquisition of one year or less) by the monthly average value of the securities in the portfolio during the year. The Fund's turnover rate may vary greatly from year to year or during periods within a year. A high rate of portfolio turnover results in correspondingly greater brokerage commission expenses.

                            MANAGEMENT OF THE FUND

Directors and Officers

  The Board of Directors of the Fund consists of seven individuals, six of whom are not "interested persons" of the Fund as defined in the Investment Company Act (the "non-interested Directors"). The Trustees are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the Investment Company Act.

  Information about the Directors, executive officers and the portfolio manager of the Fund, including their ages and their principal occupations for at least the last five years, is set forth below. Unless otherwise noted, the address of each Director, executive officer and the portfolio manager is P.O. Box 9011, Princeton, New Jersey 08543-9011.

  Arthur Zeikel (66) -- President and Director(1)(2) -- Chairman of the Investment Adviser and Fund Asset Management, L.P. ("FAM") (which terms as used herein include their corporate predecessors) since 1997; President of the Manager and FAM from 1977 to 1997; Chairman of Princeton Services, Inc. ("Princeton Services") since 1997 and Director thereof since 1993; President of Princeton Services from 1993 to 1997; Executive Vice President of Merrill Lynch & Co., Inc. ("ML & Co.") since 1990.

  Donald Cecil (72) -- Director(2)(3) -- 1114 Avenue of the Americas, New York, New York 10036. Special Limited Partner of Cumberland Associates (an investment partnership) since 1982; Member of Institute of Chartered Financial Analysts; Member and Chairman of Westchester County (N.Y.) Board of Transportation.

  Roland M. Machold (62) -- Director(2)(3) -- 1091 Princeton-Kingston Road, Princeton, New Jersey 08540. Director of the State of New Jersey Division of Investment from 1977 to 1988; Trustee of Bryn Mawr College since 1990 and of Teacher's College, Columbia University since 1985; Co-Chair Emeritus and Founding Director of the Council of Institutional Investors; Member of the Capital Formation and Regulatory Processes Advisory Committee of the Securities and Exchange Commission from 1995 to 1996; Member of the Institutional Investor Advisory Committee of the New York Stock Exchange from 1992 to 1995.

  Edward H. Meyer (72) -- Director(2)(3) -- 777 Third Avenue, New York, New York 10017. President of Grey Advertising Inc. since 1968, Chief Executive Officer since 1970 and Chairman of the Board of Directors since 1972; Director of The May Department Stores Company, Bowne & Co., Inc. (financial printers), Ethan Allen Interiors Inc. and Harman International Industries, Inc.

  Charles C. Reilly (67) -- Director(2)(3) -- 9 Hampton Harbor Road, Hampton Bays, New York 11946. Self-employed financial consultant since 1990; President and Chief Investment Officer of Verus Capital, Inc. from 1979 to 1990; Senior Vice President of Arnhold and S. Bleichroeder, Inc. from 1973 to 1990; Adjunct Professor, Columbia University Graduate School of Business from 1990 to 1991; Adjunct Professor, Wharton School, University of Pennsylvania from 1989 to 1990; Partner, Small Cities Cable Television from 1986 to 1997.

  Richard R. West (61) -- Director(2)(3) -- Box 604, Genoa, Nevada 89411. Professor of Finance since 1984, Dean from 1984 to 1993, and currently Dean Emeritus of New York University Leonard N. Stern School of Business Administration; Director of Bowne & Co., Inc. (financial printers), Vornado Realty Trust, Inc. (real estate holding company) and Alexander's, Inc. (real estate company).

  Edward D. Zinbarg (64) -- Director(2)(3) -- 5 Hardwell Road, Short Hills, New Jersey 07078-2117. Executive Vice President of The Prudential Insurance Company of America from 1988 to 1994; Former Director of Prudential Reinsurance Company and former Trustee of The Prudential Foundation.

  Terry K. Glenn (58) -- Executive Vice President(1)(2) -- Executive Vice President of the Investment Adviser and FAM since 1983; Executive Vice President and Director of Princeton Services since 1993; President of Princeton Funds Distributor, Inc. ("PFD") since 1986 and Director thereof since 1991; President of Princeton Administrators, L.P. since 1988.

  Joseph T. Monagle (50) -- Senior Vice President(1)(2) -- Senior Vice President of the Investment Adviser and FAM since 1990; Vice-President of the Investment Adviser from 1978 to 1990, and Department Head of the Global Fixed Income Division; Senior Vice President of Princeton Services since 1993; Vice President of PFD since 1999.

  Romualdo Roldan (52) -- Vice President and Portfolio Manager(1)(2) -- Vice President of the Investment Adviser since 1998; Senior Vice President of Santander Investment Securities from 1995 to 1998; Vice President (Emerging Markets Fixed Income) of J.P. Morgan Securities.

  Donald C. Burke (38) -- Vice President and Treasurer(1)(2) -- Senior Vice President and Treasurer of the Investment Adviser and FAM since 1999; Senior Vice President and Treasurer of Princeton Services since 1999; First Vice President of the Investment Adviser from 1997 to 1999; Vice President of the Investment Adviser from 1990 to 1997; Director of Taxation of the Investment Advisor since 1990.

  Barbara G. Fraser (54) -- Secretary(1)(2) -- First Vice President of the Investment Adviser since 1996; Vice President of the Investment Adviser from 1994 to 1996; attorney in private practice from 1991 to 1994.
----------
(1) Interested person, as defined in the Investment Company Act, of the Fund.
(2) Such Director or officer is a director, trustee or officer of certain other investment companies for which the Investment Adviser or FAM acts as the investment adviser.
(3) Member of the Fund's Audit and Nominating Committee, which is responsible for the selection of the independent auditors and the selection and nomination of non-interested Directors.

  As of February 1999, the Directors and officers of the Fund as a group (12 persons) owned an aggregate of less than 1% of the outstanding shares of the Fund. At such date, Mr. Zeikel, a Director and officer of the Fund, and the other officers of the Fund owned an aggregate of less than 1% of the outstanding shares of common stock of ML & Co.

Compensation of Directors

  The Fund pays each non-interested Director a fee of $3,500 per year plus $500 per Board meeting attended. The Fund also compensates members of its Audit and Nominating Committee (the "Committee"), which consists of all the non-interested Directors, a fee of $500 per meeting attended. The Fund pays the Chairman of the Committee an additional fee of $250 per meeting attended. The Fund reimburses each non-interested Director for his out-of-pocket expenses relating to attendance at Board and Committee meetings.

  The following table shows the compensation earned by the non-interested Directors for the fiscal year ended December 31, 1998 and the aggregate compensation paid to them from all registered investment companies advised by the Investment Adviser and its affiliate, FAM ("MLAM/FAM-Advised Funds"), for the calendar year ended December 31, 1998.

                                                                                          Aggregate
                                                        Pension or        Estimated   Compensation from
                                                    Retirement Benefits    Annual      Fund and Other
                         Position with Compensation Accrued as Part of  Benefits upon     MLAM/FAM-
Name                         Fund       from Fund      Fund Expense      Retirement   Advised Funds(1)
----                     ------------- ------------ ------------------- ------------- -----------------
Donald Cecil............   Director       $8,500           None             None          $277,808
Roland M. Machold.......   Director       $1,083(2)        None             None          $ 39,208(2)
Edward H. Meyer.........   Director       $5,500           None             None          $214,558
Charles C. Reilly.......   Director       $7,500           None             None          $362,858
Richard R. West.........   Director       $7,500           None             None          $334,125
Edward D. Zinbarg.......   Director       $7,500           None             None          $113,959

----------
(1) The Directors serve on the boards of MLAM/FAM-Advised Funds as follows:
    Mr. Cecil (34 registered investment companies consisting of 34 portfolios); Mr. Machold (19 registered investment companies consisting of 19 portfolios); Mr. Meyer (34 registered investment companies consisting of 34 portfolios); Mr. Reilly (56 registered investment companies consisting of 69 portfolios); Mr. West (58 registered investment companies consisting of 83 portfolios); and Mr. Zinbarg (19 registered investment companies consisting of 19 portfolios).
(2) Mr. Machold was elected a Director of the Fund and a director or trustee of certain other MLAM/FAM-Advised Funds on October 20, 1998.

  Directors of the Fund may purchase Class A shares of the Fund at net asset value. See "Purchase of Shares -- Initial Sales Charge Alternatives -- Class A and Class D Shares -- Reduced Initial Sales Charges -- Purchase Privilege of Certain Persons."

Management and Advisory Arrangements

  Investment Advisory Services. The Investment Adviser provides the Fund with investment advisory and management services. Subject to the supervision of the Board of Directors, the Investment Adviser is responsible for the actual management of the Fund's portfolio and constantly reviews the Fund's holdings in light of its own research analysis and that from other relevant sources. The responsibility for making decisions to buy, sell or hold a particular security rests with the Investment Adviser. The Investment Adviser performs certain of the other administrative services and provides all the office space, facilities, equipment and necessary personnel for management of the Fund.

  Investment Advisory Fee. The Fund has entered into an investment advisory agreement with the Investment Adviser (the "Investment Advisory Agreement"), pursuant to which the Investment Adviser receives for its services to the Fund monthly compensation at the annual rate of .60% of the average daily net assets of the Fund. The table below sets forth information about the total investment advisory fees paid by the Fund to the Investment Adviser for the periods indicated.

            Fiscal Year Ended December 31, 1998   Investment Advisory Fee
            -----------------------------------   -----------------------
            1998......                                   $
            1997......                                   $
            1996......                                   $

  The Investment Adviser has entered into a sub-advisory agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K.") pursuant to which MLAM U.K. provides investment advisory services to the Investment Adviser with respect to the Fund. The Investment Adviser paid no fees to MLAM U.K. in the fiscal years ended December 31, 1996, 1997 or 1998.

  Payment of Fund Expenses. The Investment Advisory Agreement obligates the Investment Adviser to provide investment advisory services and to pay all compensation of and furnish office space for officers and employees of the Fund connected with investment and economic research, trading and investment management of the Fund, as well as the fees of all Directors of the Fund who are affiliated persons of ML & Co. or any of its affiliates. The Fund pays all other expenses incurred in the operation of the Fund, including among other things: taxes, expenses for legal and auditing services, costs of printing proxies, stock certificates, shareholder reports, prospectuses and statements of additional information, except to the extent paid by Merrill Lynch Funds Distributor, a division of PFD (the "Distributor"); charges of the custodian and the transfer agent; expenses of redemption of shares; Commission fees; expenses of registering the shares under Federal, state or foreign securities laws; fees and expenses of non-interested Directors; accounting and pricing costs (including the daily calculations of net asset value); insurance; interest; brokerage costs; litigation and other extraordinary or non-recurring expenses; and other expenses properly payable by the Fund. Accounting services are provided for the Fund by the Investment Adviser and the Fund reimburses the Investment Adviser for its costs in connection with such services. Certain expenses will be financed by the Fund pursuant to distribution plans in compliance with Rule 12b-1 under the Investment Company Act. See "Purchase of Shares -- Distribution Plans."

  Organization of the Investment Adviser. The Investment Adviser is a limited partnership, the partners of which are ML & Co., a financial services holding company and the parent of Merrill Lynch, and Princeton Services. ML & Co. and Princeton Services are "controlling persons" of the Investment Adviser as defined under the Investment Company Act because of their ownership of its voting securities or their power to exercise a controlling influence over its management or policies.

  The following entities may be considered "controlling persons" of MLAM U.K.:
Merrill Lynch Europe PLC (MLAM U.K.'s parent), a subsidiary of Merrill Lynch International Holdings, Inc., a subsidiary of Merrill Lynch International, Inc., a subsidiary of ML & Co.

  Duration and Termination. Unless earlier terminated as described herein, the Investment Advisory Agreement will remain in effect from year to year if approved annually (a) by the Board of Directors of the Fund or by a majority of the outstanding shares of the Fund and (b) by a majority of the Directors who are not parties to such contract or interested persons (as defined in the Investment Company Act) of any such party. Such contracts are not assignable and may be terminated without penalty on 60 days' written notice at the option of either party or by vote of the shareholders of the Fund.

  Transfer Agency Services. Financial Data Services, Inc. (the "Transfer Agent"), a subsidiary of ML & Co., acts as the Fund's Transfer Agent pursuant to a Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement (the "Transfer Agency Agreement"). Pursuant to the Transfer Agency Agreement, the Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts. Pursuant to the Transfer Agency Agreement, the Transfer Agent receives a fee of $11.00 per Class A or Class D account and $14.00 per Class B or Class C account and is entitled to reimbursement for certain transaction charges and out-of-pocket expenses incurred by the Transfer Agent under the Transfer Agency Agreement. Additionally, a $.20 monthly closed account charge will be assessed on all accounts which close during the calendar year. Application of this fee will commence the month following the month the account is closed. At the end of the calendar year, no further fees will be due. For purposes of the Transfer Agency Agreement, the term "account" includes a shareholder account maintained directly by the Transfer Agent and any other account representing the beneficial interest of a person in the relevant share class on a recordkeeping system, provided the recordkeeping system is maintained by a subsidiary of ML & Co.

  Distribution Expenses. The Fund has entered into four separate distribution agreements with the Distributor in connection with the continuous offering of each class of shares of the Fund (the "Distribution Agreements"). The Distribution Agreements obligate the Distributor to pay certain expenses in connection with the offering of each class of shares of the Fund. After the prospectuses, statements of additional information and periodic reports have been prepared, set in type and mailed to shareholders, the Distributor pays for the printing and distribution of copies thereof used in connection with the offering to dealers and investors. The Distributor also pays for other supplementary sales literature and advertising costs. The Distribution Agreements are subject to the same renewal requirements and termination provisions as the Investment Advisory Agreement described above.

Code of Ethics

  The Board of Directors of the Fund has adopted a Code of Ethics under Rule 17j-1 of the Investment Company Act which incorporates the Code of Ethics of the Investment Adviser (together, the "Codes"). The Codes significantly restrict the personal investing activities of all employees of the Investment Adviser and, as described below, impose additional, more onerous, restrictions on fund investment personnel.

  The Codes require that all employees of the Investment Adviser pre-clear any personal securities investment (with limited exceptions, such as government securities). The pre-clearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. The substantive restrictions applicable to all employees of the Investment Adviser include a ban on acquiring any securities in a "hot" initial public offering and a prohibition from profiting on short term trading in securities. In addition, no employee may purchase or sell any security that at the time is being purchased or sold (as the case may be), or to the knowledge of the employee is being considered for purchase or sale, by any fund advised by the Investment Adviser. Furthermore, the Codes provide for trading "blackout periods" which prohibit trading by investment personnel of the Fund within periods of trading by the Fund in the same (or equivalent) security (15 or 30 days depending upon the transaction).

                              PURCHASE OF SHARES

  Reference is made to "How to Buy, Sell, Transfer and Exchange Shares" in the Prospectus.

  The Fund offers four classes of shares under the Merrill Lynch Select PricingSM System: shares of Class A and Class D are sold to investors choosing the initial sales charge alternatives and shares of Class B and Class C are sold to investors choosing the deferred sales charge alternatives. Each Class A, Class B, Class C or Class D share of the Fund represents an identical interest in the investment portfolio of the Fund and has the same rights, except that Class B, Class C and Class D shares bear the expenses of the ongoing account maintenance fees (also known as service fees) and Class B and Class C shares bear the expenses of the ongoing distribution fees and the additional incremental transfer agency costs resulting from the deferred sales charge arrangements. The contingent deferred sales charges ("CDSCs"), distribution fees and account maintenance fees that are imposed on Class B and Class C shares, as well as the account maintenance fees that are imposed on Class D shares, are imposed directly against those classes and not against all assets of the Fund and, accordingly, such charges do not affect the net asset value of any other class or have any impact on investors choosing another sales charge option. Dividends paid by the Fund for each class of shares are calculated in the same manner at the same time and differ only to the extent that account maintenance and distribution fees and any incremental transfer agency costs relating to a particular class are borne exclusively by that class. Each class has different exchange privileges. See "Shareholder
Services -- Exchange Privilege."

  Investors should understand that the purpose and function of the initial sales charges with respect to the Class A and Class D shares are the same as those of the CDSCs and distribution fees with respect to the Class B and Class C shares in that the sales charges and distribution fees applicable to each class provide for the financing of the distribution of the shares of the Fund. The distribution-related revenues paid with respect to a class will not be used to finance the distribution expenditures of another class. Sales personnel may receive different compensation for selling different classes of shares.

  The Merrill Lynch Select PricingSM System is used by more than 50 registered investment companies advised by MLAM or FAM. Funds advised by MLAM or FAM that utilize the Merrill Lynch Select PricingSM System are referred to herein as "Select Pricing Funds."

  As a result of the implementation of the Merrill Lynch Select PricingSM System, Class A shares of the Fund outstanding prior to October 21, 1994 were redesignated Class D shares. The Class A shares currently being offered differ from the Class A shares offered prior to October 21, 1994, in many respects including sales charges, exchange privileges and the classes of persons to whom shares are offered. The Fund or the Distributor may suspend the continuous offering of the Fund's shares of any class at any time in response to conditions in the securities markets or otherwise and may thereafter resume such offering from time to time. Neither the Distributor nor the dealers are permitted to withhold placing orders to benefit themselves by a price change. Merrill Lynch may charge its customers a processing fee (presently $5.35) to confirm a sale of shares to such customers. Purchases made directly through the Transfer Agent are not subject to the processing fee.

Initial Sales Charge Alternatives -- Class A and Class D Shares

  Investors who prefer an initial sales charge alternative may elect to purchase Class D shares or, if an eligible investor, Class A shares. Investors choosing the initial sales charge alternative who are eligible to purchase Class A shares should purchase Class A shares rather than Class D shares because there is an account maintenance fee imposed on Class D shares. Investors qualifying for significantly reduced initial sales charges may find the initial sales charge alternative particularly attractive because similar sales charge reductions are not available with respect to the deferred sales charges imposed in connection with purchases of Class B or Class C shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time also may elect to purchase Class A or Class D shares, because over time the accumulated ongoing account maintenance and distribution fees on Class B or Class C shares may exceed the initial sales charge and, in the case of Class D shares, the account maintenance fee. Although some investors who previously purchased Class A shares may no longer be eligible to purchase Class A shares of other Select Pricing Funds, those previously purchased Class A shares, together with Class B, Class C and Class D share holdings, will count toward a right of accumulation which may qualify the investor for a reduced initial sales charge on new initial sales charge purchases. In addition, the ongoing Class B and Class C account maintenance and distribution fees will cause Class B and Class C shares to have higher expense ratios, pay lower dividends and have lower total returns than the initial sales charge shares. The ongoing Class D account maintenance fees will cause Class D shares to have a higher expense ratio, pay lower dividends and have a lower total return than Class A shares.

  The term "purchase," as used in the Prospectus and this Statement of Additional Information in connection with an investment in Class A and Class D shares of the Fund, refers to a single purchase by an individual or to concurrent purchases, which in the aggregate are at least equal to the prescribed amounts, by an individual, his or her spouse and their children under the age of 21 years purchasing shares for his, her or their own account and to single purchases by a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account although more than one beneficiary is involved. The term "purchase" also includes purchases by any "company," as that term is defined in the Investment Company Act, but does not include purchases by any such company that has not been in existence for at least six months or which has no purpose other than the purchase of shares of the Fund or shares of other registered investment companies at a discount; provided, however, that it shall not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit cardholders of a company, policyholders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser.

Eligible Class A Investors

  Class A shares are offered to a limited group of investors and also will be issued upon reinvestment of dividends on outstanding Class A shares. Investors who currently own Class A shares, including participants in a shareholder account, are entitled to purchase additional Class A shares of the Fund in that account. Certain Employer Sponsored Retirement or Savings Plans, including eligible 401(k) plans, may purchase Class A shares at net asset value provided such plans meet the required minimum number of eligible employees or required amount of assets advised by MLAM or any of its affiliates. Class A shares are available at net asset value to corporate warranty insurance reserve fund programs provided that the program has $3 million or more initially invested in Select Pricing Funds. Also eligible to purchase Class A shares at net asset value are participants in certain investment programs including TMASM Managed Trusts to which Merrill Lynch Trust Company provides discretionary trustee services, collective investment trusts for which Merrill Lynch Trust Company serves as trustee and certain purchases made in connection with certain fee-based programs. In addition, Class A shares are offered at net asset value to ML & Co. and its subsidiaries and their directors and employees and to members of the Boards of MLAM/FAM-advised investment companies. Certain persons who acquired shares of certain MLAM-FAM advised closed-end funds in their initial offerings who wish to reinvest the net proceeds from a sale of their closed-end fund shares of common stock in shares of the Fund also may purchase Class A shares of the Fund if certain conditions are met. In addition, Class A shares of the Fund and certain other Select Pricing Funds are offered at net asset value to shareholders of Merrill Lynch Senior Floating Rate Fund, Inc. and, if certain conditions are met, to shareholders of Merrill Lynch Municipal Strategy Fund, Inc. and Merrill Lynch High Income Municipal Bond Fund, Inc. who wish to reinvest the net proceeds from a sale of certain of their shares of common stock pursuant to a tender offer conducted by such funds in shares of the Fund and certain other Select Pricing Funds.

Class A and Class D Sales Charge Information

                                    Class A Shares
   ---------------------------------------------------------------------------------
    For the Fiscal Year   Gross Sales Sales Charges Sales Charges CDSCs Received on
           Ended            Charges    Retained by     Paid to      Redemption of
       December 31,        Collected   Distributor  Merrill Lynch Load-Waived Shares
    -------------------   ----------- ------------- ------------- ------------------
           1998             $     0      $    0        $     0          $    0
           1997             $   993      $   72        $   921          $    0
           1996             $ 1,372      $  135        $ 1,237          $    0
                                    Class D Shares
   ---------------------------------------------------------------------------------
    For the Fiscal Year   Gross Sales Sales Charges Sales Charges CDSCs Received on
           Ended            Charges    Retained by     Paid to      Redemption of
       December 31,        Collected   Distributor  Merrill Lynch Load-Waived Shares
    -------------------   ----------- ------------- ------------- ------------------
           1998             $ 7,358      $  568        $ 6,790          $5,530
           1997             $31,118      $2,989        $28,129          $    0
           1996             $45,778      $3,192        $41,866          $    0

  The Distributor may reallow discounts to selected dealers and retain the balance over such discounts. At times the Distributor may reallow the entire sales charge to such dealers. Since securities dealers selling Class A and Class D shares of the Fund will receive a concession equal to most of the sales charge, they may be deemed to be underwriters under the Securities Act.

Reduced Initial Sales Charges

  Reinvested Dividends and Capital Gains. No initial sales charges are imposed upon Class A and Class D shares issued as a result of the automatic reinvestment of dividends or capital gains distributions.

  Right of Accumulation. Reduced sales charges are applicable through a right of accumulation under which eligible investors are permitted to purchase shares of the Fund subject to an initial sales charge at the offering price applicable to the total of (a) the public offering price of the shares then being purchased plus (b) an amount equal to the then current net asset value or cost, whichever is higher, of the purchaser's combined holdings of all classes of shares of the Fund and of any other Select Pricing Funds. For any such right of accumulation to be made available, the Distributor must be provided at the time of purchase, by the purchaser or the purchaser's securities dealer, with sufficient information to permit confirmation of qualification. Acceptance of the purchase order is subject to such confirmation. The right of accumulation may be amended or terminated at any time. Shares held in the name of a nominee or custodian under pension, profit-sharing or other employee benefit plans may not be combined with other shares to qualify for the right of accumulation.

  Letter of Intent. Reduced sales charges are applicable to purchases aggregating $25,000 or more of the Class A or Class D shares of the Fund or any Select Pricing Funds made within a 13-month period starting with the first purchase pursuant to a Letter of Intent. The Letter of Intent is available only to investors whose accounts are established and maintained at the Fund's Transfer Agent. The Letter of Intent is not available to employee benefit plans for which Merrill Lynch provides plan participant recordkeeping services. The Letter of Intent is not a binding obligation to purchase any amount of Class A or Class D shares; however, its execution will result in the purchaser paying a lower sales charge at the appropriate quantity purchase level. A purchase not originally made pursuant to a Letter of Intent may be included under a subsequent Letter of Intent executed within 90 days of such purchase if the Distributor is informed in writing of this intent within such 90-day period. The value of Class A and Class D shares of the Fund and of other Select Pricing Funds presently held, at cost or maximum offering price (whichever is higher), on the date of the first purchase under the Letter of Intent, may be included as a credit toward the completion of such Letter, but the reduced sales charge applicable to the amount covered by such Letter will be applied only to new purchases. If the total amount of shares does not equal the amount stated in the Letter of Intent (minimum of $25,000), the investor will be notified and must pay, within 20 days of the expiration of such Letter, the difference between the sales charge on the Class A or Class D shares purchased at the reduced rate and the sales charge applicable to the shares actually purchased through the Letter. Class A or Class D shares equal to at least 5.0% of the intended amount will be held in escrow during the 13-month period (while remaining registered in the name of the purchaser) for this purpose. The first purchase under the Letter of Intent must be at least 5.0% of the dollar amount of such Letter. If a purchase during the term of such Letter would otherwise be subject to a further reduced sales charge based on the right of accumulation, the purchaser will be entitled on that purchase and subsequent purchases to the further reduced percentage sales charge that would be applicable to a single purchase equal to the total dollar value of the Class A or Class D shares then being purchased under such Letter, but there will be no retroactive reduction of the sales charge on any previous purchase.

  The value of any shares redeemed or otherwise disposed of by the purchaser prior to termination or completion of the Letter of Intent will be deducted from the total purchases made under such Letter. An exchange from the Summit Cash Reserves Fund into the Fund that creates a sales charge will count toward completing a new or existing Letter of Intent from the Fund.

  TMA SM Managed Trusts. Class A shares are offered at net asset value to TMASM Managed Trusts to which Merrill Lynch Trust Company provides discretionary trustee services.

  Employee Access SM Accounts. Provided applicable threshold requirements are met, either Class A or Class D shares are offered at net asset value to Employee AccessSM Accounts available through authorized employers. The initial minimum investment for such accounts is $500, except that the initial minimum investment for shares purchased for such accounts pursuant to the Automatic Investment Program is $50.

  Employer-Sponsored Retirement or Savings Plans and Certain Other Arrangements. Certain employer-sponsored retirement or savings plans and certain other arrangements may purchase Class A or Class D shares at net asset value, based on the number of employees or number of employees eligible to participate in the plan, the aggregate amount invested by the plan in specified investments and/or the services provided by Merrill Lynch to the plan. Additional information regarding purchases by employer-sponsored retirement or savings plans and certain other arrangements is available toll-free from Merrill Lynch Business Financial Services at (800) 237-7777.

  Purchase Privilege of Certain Persons. Directors of the Fund, members of the Boards of other MLAM/FAM-advised investment companies, ML & Co. and its subsidiaries (the term "subsidiaries," when used herein with respect to ML & Co., includes MLAM, FAM and certain other entities directly or indirectly wholly owned and controlled by ML & Co.) and their directors and employees, and any trust, pension, profit-sharing or other benefit plan for such persons, may purchase Class A shares of the Fund at net asset value.

  Class D shares of the Fund are offered at net asset value, without a sales charge, to an investor that has a business relationship with a Financial Consultant who joined Merrill Lynch from another investment firm within six months prior to the date of purchase by such investor, if the following conditions are satisfied: first, the investor must advise Merrill Lynch that it will purchase Class D shares of the Fund with proceeds from a redemption of shares of a mutual fund that was sponsored by the Financial Consultant's previous firm and was subject to a sales charge either at the time of purchase or on a deferred basis; and, second, the investor must establish that such redemption had been made within 60 days prior to the investment in the Fund and the proceeds from the redemption had been maintained in the interim in cash or a money market fund.

  Class D shares of the Fund are also offered at net asset value, without a sales charge, to an investor that has a business relationship with a Merrill Lynch Financial Consultant and that has invested in a mutual fund sponsored by a non-Merrill Lynch company for which Merrill Lynch has served as a selected dealer and where Merrill Lynch has either received or given notice that such arrangement will be terminated ("notice") if the following conditions are satisfied: first, the investor must purchase Class D shares of the Fund with proceeds from a redemption of shares of such other mutual fund and the shares of such other fund were subject to a sales charge either at the time of purchase or on a deferred basis; and, second, such purchase of Class D shares must be made within 90 days after such notice.

  Class D shares of the Fund are offered at net asset value, without a sales charge, to an investor that has a business relationship with a Merrill Lynch Financial Consultant and that has invested in a mutual fund for which Merrill Lynch has not served as a selected dealer if the following conditions are satisfied: first, the investor must advise Merrill Lynch that it will purchase Class D shares of the Fund with proceeds from the redemption of shares of such other mutual fund and that such shares have been outstanding for a period of no less than six months; and, second, such purchase of Class D shares must be made within 60 days after the redemption and the proceeds from the redemption must be maintained in the interim in cash or a money market fund.

  Closed-End Fund Investment Option. Class A shares of the Fund and certain other Select Pricing Funds ("Eligible Class A Shares") are offered at net asset value to shareholders of certain closed-end funds advised by FAM or MLAM who purchased such closed-end fund shares prior to October 21, 1994 (the date the Merrill Lynch Select Pricing SM System commenced operations) and wish to reinvest the net proceeds from a sale of their closed-end fund shares of common stock in Eligible Class A Shares, if the conditions set forth below are satisfied. Alternatively, closed-end fund shareholders who purchased such shares on or after October 21, 1994 and wish to reinvest the net proceeds from a sale of their closed-end fund shares are offered Class A shares (if eligible to buy Class A shares) or Class D shares of the Fund and other Select Pricing Funds ("Eligible Class D Shares"), if the following conditions are met. First, the sale of closed-end fund shares must be made through Merrill Lynch, and the net proceeds therefrom must be immediately reinvested in Eligible Class A or Eligible Class D Shares. Second, the closed-end fund shares must either have been acquired in the initial public offering or be shares representing dividends from shares of common stock acquired in such offering. Third, the closed-end fund shares must have been continuously maintained in a Merrill Lynch securities account. Fourth, there must be a minimum purchase of $250 to be eligible for the investment option.

  Shareholders of certain MLAM-advised continuously offered closed-end funds may reinvest at net asset value the net proceeds from a sale of certain shares of common stock of such funds in shares of the Fund. Upon exercise of this investment option, shareholders of Merrill Lynch Senior Floating Rate Fund, Inc. will receive Class A shares of the Fund and shareholders of Merrill Lynch Municipal Strategy Fund, Inc. and Merrill Lynch High Income Municipal Bond Fund, Inc. will receive Class D shares of the Fund, except that shareholders already owning Class A shares of the Fund will be eligible to purchase additional Class A shares pursuant to this option, if such additional Class A shares will be held in the same account as the existing Class A shares and the other requirements pertaining to the reinvestment privilege are met. In order to exercise this investment option, a shareholder of one of the above-referenced continuously offered closed-end funds (an "eligible fund") must sell his or her shares of common stock of the eligible fund (the "eligible shares") back to the eligible fund in connection with a tender offer conducted by the eligible fund and reinvest the proceeds immediately in the designated class of shares of the Fund. This investment option is available only with respect to eligible shares as to which no Early Withdrawal Charge or CDSC (each as defined in the eligible fund's prospectus) is applicable. Purchase orders from eligible fund shareholders wishing to exercise this investment option will be accepted only on the day that the related tender offer terminates and will be effected at the net asset value of the designated class of the Fund on such day.

  Acquisition of Certain Investment Companies. The public offering price of Class D shares may be reduced to the net asset value per Class D share in connection with the acquisition of the assets of or merger or consolidation with a personal holding company or a public or private investment company. The value of the assets or company acquired in a tax-free transaction may be adjusted in appropriate cases to reduce possible adverse tax consequences to the Fund that might result from an acquisition of assets having net unrealized appreciation that is disproportionately higher at the time of acquisition than the realized or unrealized appreciation of the Fund. The issuance of Class D shares for consideration other than cash is limited to bona fide reorganizations, statutory mergers or other acquisitions of portfolio securities that (i) meet the investment objectives and policies of the Fund; (ii) are acquired for investment and not for resale (subject to the understanding that the disposition of the Fund's portfolio securities shall at all times remain within its control); and (iii) are liquid securities, the value of which is readily ascertainable, which are not restricted as to transfer either by law or liquidity of market (except that the Fund may acquire through such transactions restricted or illiquid securities to the extent the Fund does not exceed the applicable limits on acquisition of such securities set forth under "Investment Objective and Policies" herein).

  Reductions in or exemptions from the imposition of a sales load are due to the nature of the investors and/or the reduced sales efforts that will be needed in obtaining such investments.

Deferred Sales Charge Alternatives -- Class B and Class C Shares

  Investors choosing the deferred sales charge alternatives should consider Class B shares if they intend to hold their shares for an extended period of time and Class C shares if they are uncertain as to the length of time they intend to hold their assets in Select Pricing Funds.

  The public offering price of Class B and Class C shares for investors choosing the deferred sales charge alternatives is the next determined net asset value per share without the imposition of a sales charge at the time of purchase. See "Pricing of Shares -- Determination of Net Asset Value" below.

  Because no initial sales charges are deducted at the time of the purchase, Class B and Class C shares provide the benefit of putting all of the investor's dollars to work from the time the investment is made. The deferred sales charge alternatives may be particularly appealing to investors that do not qualify for the reduction in initial sales charges. Both Class B and Class C shares are subject to ongoing account maintenance fees and distribution fees; however, the ongoing account maintenance and distribution fees potentially may be offset to the extent any return is realized on the additional funds initially invested in Class B or Class C shares. In addition, Class B shares will be converted into Class D shares of the Fund after a conversion period of approximately eight years, and thereafter investors will be subject to lower ongoing fees.

Contingent Deferred Sales Charges -- Class B Shares

  Class B shares that are redeemed within four years of purchase may be subject to a CDSC at the rates set forth below charged as a percentage of the dollar amount subject thereto. In determining whether a CDSC is applicable to a redemption, the calculation will be determined in the manner that results in the lowest applicable rate being charged. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. Accordingly, no CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no CDSC will be assessed on shares derived from reinvestment of dividends or capital gains distributions. It will be assumed that the redemption is first of shares held for over four years or shares acquired pursuant to reinvestment of dividends or distributions and then of shares held longest during the four-year period. A transfer of shares from a shareholder's account to another account will be assumed to be made in the same order as a redemption.

  The following table sets forth the Class B CDSC:

                                                          CDSC as a Percentage
                                                            of Dollar Amount
       Year Since Purchase Payment Made                    Subject to Charge
       --------------------------------                   --------------------
       0-1...............................................         4.0%
       1-2...............................................         3.0%
       2-3...............................................         2.0%
       3-4...............................................         1.0%
       4 and thereafter..................................         None

  To provide an example, assume an investor purchased 100 shares at $10 per share (at a cost of $1,000) and in the third year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 shares (proceeds of $600), 10 shares will not be subject to a CDSC because of dividend reinvestment. With respect to the remaining 40 shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 2.0% (the applicable rate in the third year after purchase).

  The Class B CDSC may be waived on redemptions of shares in connection with certain post-retirement withdrawals from an Individual Retirement Account ("IRA") or other retirement plan or following the death or disability (as defined in the Internal Revenue Code of 1986, as amended) of a shareholder (including one who owns the Class B shares as joint tenant with his or her spouse), provided the redemption is requested within one year of the death or initial determination of disability or, if later, reasonably promptly following completion of probate. The Class B CDSC also may be waived on redemptions of shares by certain eligible 401(a) and eligible 401(k) plans. The CDSC may also be waived for any Class B shares that are purchased by eligible 401(k) or eligible 401(a) plans that are rolled over into a Merrill Lynch or Merrill Lynch Trust Company custodied IRA and held in such account at the time of redemption. The Class B CDSC may be waived for any Class B shares that were acquired and held at the time of the redemption in an Employee AccessSM Account available through employers providing eligible 401(k) plans. The Class B CDSC may also be waived for any Class B shares that are purchased by a Merrill Lynch rollover IRA that was funded by a rollover from a terminated 401(k) plan managed by the MLAM Private Portfolio Group and held in such account at the time of redemption. The Class B CDSC may be waived or its terms may be modified in connection with certain fee-based programs. The Class B CDSC may also be waived in connection with involuntary termination of an account in which Fund shares are held or for withdrawals through the Merrill Lynch Systematic Withdrawal Plan. See "Shareholder Services -- Fee-Based Programs" and "-- Systematic Withdrawal Plan."

  Employer-Sponsored Retirement or Savings Plans and Certain Other Arrangements. Certain employer-sponsored retirement or savings plans and certain other arrangements may purchase Class B shares with a waiver of the CDSC upon redemption, based on the number of employees or number of employees eligible to participate in the plan, the aggregate amount invested by the plan in specified investments and/or the services provided by Merrill Lynch to the plan. Such Class B shares will convert into Class D shares approximately ten years after the plan purchases the first share of any Select Pricing Fund. Minimum purchase requirements may be waived or varied for such plans. Additional information regarding purchases by employer-sponsored retirement or savings plans and certain other arrangements is available toll-free from Merrill Lynch Business Financial Services at (800) 237-7777.

  Conversion of Class B Shares to Class D Shares. After approximately ten years (the "Conversion Period"), Class B shares will be converted automatically into Class D shares of the Fund. Class D shares are subject to an ongoing account maintenance fee of 0.25% of average daily net assets but are not subject to the distribution fee that is borne by Class B shares. Automatic conversion of Class B shares into Class D shares will occur at least once each month (on the "Conversion Date") on the basis of the relative net asset value of the shares of the two classes on the Conversion Date, without the imposition of any sales load, fee or other charge. Conversion of Class B shares to Class D shares will not be deemed a purchase or sale of shares for Federal income tax purposes.

  In addition, shares purchased through reinvestment of dividends on Class B shares also will convert automatically to Class D shares. The Conversion Date for dividend reinvestment shares will be calculated taking into account the length of time the shares underlying such dividend reinvestment shares were outstanding. If at the Conversion Date the conversion of Class B shares to Class D shares of the Fund in a single account will result in less than $50 worth of Class B shares being left in the account, all of the Class B shares of the Fund held in the account on the Conversion Date will be converted to Class D shares of the Fund.

  In general, Class B shares of equity Select Pricing Funds will convert approximately eight years after initial purchase and Class B shares of taxable and tax-exempt fixed income Select Pricing Funds will convert approximately ten years after initial purchase. If, during the Conversion Period, a shareholder exchanges Class B shares with an eight-year Conversion Period for Class B shares with a ten-year Conversion Period, or vice versa, the Conversion Period applicable to the Class B shares acquired in the exchange will apply and the holding period for the shares exchanged will be tacked on to the holding period for the shares acquired. The Conversion Period also may be modified for investors that participate in certain fee-based programs. See "Shareholder Services -- Fee-Based Programs."

  Class B shareholders of the Fund exercising the exchange privilege described under "Shareholder Services --Exchange Privilege" will continue to be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the Class B shares acquired as a result of the exchange.

  Share certificates for Class B shares of the Fund to be converted must be delivered to the Transfer Agent at least one week prior to the Conversion Date applicable to those shares. In the event such certificates are not received by the Transfer Agent at least one week prior to the Conversion Date, the related Class B shares will convert to Class D shares on the next scheduled Conversion Date after such certificates are delivered.

Contingent Deferred Sales Charges -- Class C Shares

  Class C shares that are redeemed within one year of purchase may be subject to a 1.0% CDSC charged as a percentage of the dollar amount subject thereto. In determining whether a Class C CDSC is applicable to a redemption, the calculation will be determined in the manner that results in the lowest possible rate being charged. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. Accordingly, no Class C CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no Class C CDSC will be assessed on shares derived from reinvestment of dividends or capital gains distributions. It will be assumed that the redemption is first of shares held for over one year or shares acquired pursuant to reinvestment of dividends or distributions and then of shares held longest during the one-year period. The charge will not be applied to dollar amounts representing an increase in the net asset value since the time of purchase. A transfer of shares from a shareholder's account to another account will be assumed to be made in the same order as a redemption. The Class C CDSC may be waived in connection with certain fee-based programs, involuntary termination of an account in which Fund shares are held and withdrawals through the Merrill Lynch Systematic Withdrawal Plan. See "Shareholder Services -- Fee-Based Programs" and "-- Systematic Withdrawal Plans."

Class B and Class C Sales Charge Information

                                  Class B Shares*
            ----------------------------------------------------------------------------
        For the Fiscal Year             CDSCs Received                     CDSCs Paid to
        Ended December 31,              by Distributor                     Merrill Lynch
        -------------------             --------------                     -------------
               1998                        $173,676                          $173,676
               1997                        $320,570                          $320,570
               1996                        $369,556                          $369,556

            * Additional Class B CDSCs payable to the Distributor
              with respect to the fiscal years ended December 31, 1997 and 1998 may have been waived or converted to a contingent obligation in connection with a shareholder's participation in certain fee-based programs.

                                   Class C Shares
            ----------------------------------------------------------------------------
        For the Fiscal Year             CDSCs Received                     CDSCs Paid to
        Ended December 31,              by Distributor                     Merrill Lynch
        -------------------             --------------                     -------------
               1998                        $  1,462                          $  1,462
               1997                        $  7,621                          $  7,621
               1996                        $  4,459                          $  4,459

  Merrill Lynch compensates its Financial Consultants for selling Class B and Class C shares at the time of purchase from its own funds. Proceeds from the CDSC and the distribution fee are paid to the Distributor and are used in whole or in part by the Distributor to defray the expenses of dealers (including Merrill Lynch) related to providing distribution-related services to the Fund in connection with the sale of the Class B and Class C shares, such as the payment of compensation to financial consultants for selling Class B and Class C shares from the dealer's own funds. The combination of the CDSC and the ongoing distribution fee facilitates the ability of the Fund to sell the Class B and Class C shares without a sales charge being deducted at the time of purchase. See "Distribution Plans" below. Imposition of the CDSC and the distribution fee on Class B and Class C shares is limited by the NASD asset-based sales charge rule. See "Limitations on the Payment of Deferred Sales Charges" below.

Distribution Plans

  Reference is made to "Fees and Expenses" in the Prospectus for certain information with respect to the separate distribution plans for Class B, Class C and Class D shares pursuant to Rule 12b-1 under the Investment Company Act (each a "Distribution Plan") with respect to the account maintenance and/or distribution fees paid by the Fund to the Distributor with respect to such classes.

  The Distribution Plans for Class B, Class C and Class D shares each provides that the Fund pays the Distributor an account maintenance fee relating to the shares of the relevant class, accrued daily and paid monthly, at the annual rate of 0.25% of the average daily net assets of the Fund attributable to shares of the relevant class in order to compensate the Distributor and Merrill Lynch (pursuant to a sub-agreement) in connection with account maintenance activities with respect to Class B, Class C and Class D shares. Each of those classes has exclusive voting rights with respect to the Distribution Plan adopted with respect to such class pursuant to which account maintenance and/or distribution fees are paid (except that Class B shareholders may vote upon any material changes to expenses charged under the Class D Distribution Plan).

  The Distribution Plans for Class B and Class C shares each provides that the Fund also pays the Distributor a distribution fee relating to the shares of the relevant class, accrued daily and paid monthly, at the annual rate of 0.50% for Class B and 0.55% for Class C shares, of the average daily net assets of the Fund attributable to the shares of the relevant class in order to compensate the Distributor and Merrill Lynch (pursuant to a sub-agreement) for providing shareholder and distribution services and bearing certain distribution-related expenses of the Fund, including payments to financial consultants for selling Class B and Class C shares of the Fund. The Distribution Plans relating to Class B and Class C shares are designed to permit an investor to purchase Class B and Class C shares through dealers without the assessment of an initial sales charge and at the same time permit the dealer to compensate its financial consultants in connection with the sale of the Class B and Class C shares.

  The Fund's Distribution Plans are subject to the provisions of Rule 12b-1 under the Investment Company Act. In their consideration of each Distribution Plan, the Directors must consider all factors they deem relevant, including information as to the benefits of the Distribution Plan to the Fund and each related class of shareholders. Each Distribution Plan further provides that, so long as the Distribution Plan remains in effect, the selection and nomination of Independent Directors shall be committed to the discretion of the Independent Directors then in office. In approving each Distribution Plan in accordance with Rule 12b-1, the Independent Directors concluded that there is reasonable likelihood that each Distribution Plan will benefit the Fund and its related class of shareholders. Each Distribution Plan can be terminated at any time, without penalty, by the vote of a majority of the Independent Directors or by the vote of the holders of a majority of the outstanding related class of voting securities of the Fund. A Distribution Plan cannot be amended to increase materially the amount to be spent by the Fund without the approval of the related class of shareholders and all material amendments are required to be approved by the vote of Directors, including a majority of the Independent Directors who have no direct or indirect financial interest in the Distribution Plan, cast in person at a meeting called for that purpose. Rule 12b-1 further requires that the Fund preserve copies of the Distribution Plan and any report made pursuant to such plan for a period of not less than six years from the date of the Distribution Plan or such report, the first two years in an easily accessible place.

  Among other things, each Distribution Plan provides that the Distributor shall provide and the Directors shall review quarterly reports of the disbursement of the account maintenance and/or distribution fees paid to the Distributor. Payments under the Distribution Plans are based on a percentage of average daily net assets attributable to the shares regardless of the amount of expenses incurred and, accordingly, distribution-related revenues from the Distribution Plans may be more or less than distribution-related expenses. Information with respect to the distribution-related revenues and expenses is presented to the Directors for their consideration in connection with their deliberations as to the continuance of the Class B and Class C Distribution Plans annually, as of December 31 of each year, on a "fully allocated accrual" basis and quarterly on a "direct expense and revenue/cash" basis. On the fully allocated accrual basis, revenues consist of the account maintenance fees, distribution fees, the CDSCs and certain other related revenues, and expenses consist of financial consultant compensation, branch office and regional operation center selling and transaction processing expenses, advertising, sales promotion and marketing expenses, corporate overhead and interest expense. On the direct expense and revenue/cash basis, revenues consist of the account maintenance fees, distribution fees and CDSCs and the expenses consist of financial consultant compensation.

  As of December 31, 1997, the fully allocated accrual expenses of the Distributor and Merrill Lynch for the period since the commencement of operations of Class B shares exceeded the fully allocated accrual revenues by approximately $917,000 (1.16% of Class B net assets at that date). As of December 31, 1998, direct cash revenues for the period since the commencement of operations of Class B shares exceeded direct cash expenses by $3,225,733 (9.67% of Class B net assets at that date). As of December 31, 1998, the fully allocated accrual expenses incurred by the Distributor and Merrill Lynch for the period since the commencement of operations of Class C shares exceeded the fully allocated accrual revenues by approximately $4,000 (0.09% of Class C net assets at that date). As of December 31, 1998, direct cash revenues for the period since the commencement of operations of Class C shares exceeded direct cash expenses by $116,547 (6.74% of Class C net assets at that date).

  For the fiscal year ended December 31, 1998, the Fund paid the Distributor $[to be supplied] pursuant to the Class B Distribution Plan (based on average daily net assets subject to such Class B Distribution Plan of approximately $[to be supplied]), all of which was paid to Merrill Lynch for providing account maintenance and distribution-related activities and services in connection with Class B shares. For the fiscal year ended December 31, 1998, the Fund paid the Distributor $[to be supplied] pursuant to the Class C Distribution Plan (based on average daily net assets subject to such Class C Distribution Plan of approximately $[to be supplied]), all of which was paid to Merrill Lynch for providing account maintenance and distribution-related activities and services in connection with Class C shares. For the fiscal year ended December 31, 1998, the Fund paid the Distributor $[to be supplied] pursuant to the Class D Distribution Plan (based on average daily net assets subject to such Class D Distribution Plan of approximately $[to be supplied]), all of which was paid to Merrill Lynch for providing account maintenance activities in connection with Class D shares.

Limitations on the Payment of Deferred Sales Charges

  The maximum sales charge rule in the Conduct Rules of the NASD imposes a limitation on certain asset-based sales charges such as the distribution fee and the CDSC borne by the Class B and Class C shares but not the account maintenance fee. The maximum sales charge rule is applied separately to each class. As applicable to the Fund, the maximum sales charge rule limits the aggregate of distribution fee payments and CDSCs payable by the Fund to (1) 6.25% of eligible gross sales of Class B shares and Class C shares, computed separately (defined to exclude shares issued pursuant to dividend reinvestments and exchanges), plus (2) interest on the unpaid balance for the respective class, computed separately, at the prime rate plus 1% (the unpaid balance being the maximum amount payable minus amounts received from the payment of the distribution fee and the CDSC). In connection with the Class B shares, the Distributor has voluntarily agreed to waive interest charges on the unpaid balance in excess of 0.50% of eligible gross sales. Consequently, the maximum amount payable to the Distributor (referred to as the "voluntary maximum") in connection with the Class B shares is 6.75% of eligible gross sales. The Distributor retains the right to stop waiving the interest charges at any time. To the extent payments would exceed the voluntary maximum, the Fund will not make further payments of the distribution fee with respect to Class B shares and any CDSCs will be paid to the Fund rather than to the Distributor; however, the Fund will continue to make payments of the account maintenance fee. In certain circumstances the amount payable pursuant to the voluntary maximum may exceed the amount payable under the NASD formula. In such circumstances payment in excess of the amount payable under the NASD formula will not be made.

  The following table sets forth comparative information as of December 31, 1998 with respect to the Class B and Class C shares of the Fund indicating the maximum allowable payments that can be made under the NASD maximum sales charge rule and, with respect to the Class B shares, the Distributor's voluntary maximum.

                                               Data Calculated as of December 31, 1998
                          ----------------------------------------------------------------------------------
                                                            (in thousands)
                                                                                                   Annual
                                                                                                Distribution
                                                    Allowable             Amounts                  Fee at
                          Eligible    Allowable    Interest on Maximum   Previously   Aggregate Current Net
                           Gross      Aggregate      Unpaid    Amount     Paid to      Unpaid      Asset
                          Sales(1) Sales Charge(2) Balance(3)  Payable Distributor(4)  Balance    Level(5)
                          -------- --------------- ----------- ------- -------------- --------- ------------
Class B Shares for the
 period August 27, 1993
 (commencement of
 operations) to December
 31, 1998
Under NASD Rule as
 Adopted................  $183,149     $11,332       $4,105    $15,437     $4,454      $10,983      $167
Under Distributor's
 Voluntary Waiver.......  $183,149     $11,332       $1,031    $12,363     $4,454      $ 7,909      $167

Class C Shares, for the
 period October 21, 1994
 (commencement of
 operations) to December
 31, 1998
Under NASD Rule as
 Adopted................  $ 10,566     $   659       $  140    $   799     $  122      $   677      $ 10

----------
(1) Purchase price of all eligible Class B or Class C shares sold during the periods indicated other than shares acquired through dividend reinvestment and the exchange privilege.
(2)Includes amounts attributable to exchanges from Summit Cash Reserves Fund ("Summit") which are not reflected in Eligible Gross Sales. Shares of Summit can only be purchased by exchange from another fund (the "redeemed fund"). Upon such an exchange, the maximum allowable sales charge payment to the redeemed fund is reduced in accordance with the amount of the redemption. This amount is then added to the maximum allowable sales charge payment with respect to Summit. Upon an exchange out of Summit, the remaining balance of this amount is deducted form the maximum allowable sales charge payment to Summit and added to the maximum allowable sales charge payment to the fund into which the exchange is made.
(3) Interest is computed on a monthly basis based upon the prime rate, as reported in The Wall Street Journal, plus 1.0%, as permitted under the NASD Rule.
(4) Consists of CDSC payments, distribution fee payments and accruals. See "Fees and Expenses" in the Prospectus. This figure may include CDSCs that were deferred when a shareholder redeemed shares prior to the expiration of the applicable CDSC period and invested the proceeds, without the imposition of a sales charge, in Class A shares in conjunction with the shareholder's participation in the Merrill Lynch Mutual Fund Advisor (Merrill Lynch MFASM) Program (the "MFA Program"). The CDSC is booked as a contingent obligation that may be payable if the shareholder terminates participation in the MFA Program.
(5) Provided to illustrate the extent to which the current level of distribution fee payments (not including any CDSC payments) is amortizing the unpaid balance. No assurance can be given that payments of the distribution fee will reach either the voluntary maximum (with respect to Class B shares) or the NASD maximum (with respect to Class B and Class C shares).

                             REDEMPTION OF SHARES

  Reference is made to "How to Buy, Sell, Transfer and Exchange Shares" in the Prospectus.

  The Fund is required to redeem for cash all shares of the Fund upon receipt of a written request in proper form. The redemption price is the net asset value per share next determined after the initial receipt of proper notice of redemption. Except for any CDSC that may be applicable, there will be no charge for redemption if the redemption request is sent directly to the Transfer Agent. Shareholders liquidating their holdings will receive upon redemption all dividends reinvested through the date of redemption.

  The right to redeem shares or to receive payment with respect to any such redemption may be suspended for more than seven days only for any period during which trading on the New York Stock Exchange (the "NYSE") is restricted as determined by the Commission or the NYSE is closed (other than customary weekend and holiday closings), for any period during which an emergency exists as defined by the Commission as a result of which disposal of portfolio securities or determination of the net asset value of the Fund is not reasonably practicable, and for such other periods as the Commission may by order permit for the protection of shareholders of the Fund.

  The value of shares at the time of redemption may be more or less than the shareholder's cost, depending in part on the market value of the securities held by the Fund at such time.

Redemption

  A shareholder wishing to redeem shares held with the Transfer Agent may do so without charge by tendering the shares directly to the Transfer Agent at Financial Data Services, Inc., P.O. Box 45289, Jacksonville, Florida 32232-5289. Redemption requests delivered other than by mail should be delivered to Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484. Proper notice of redemption in the case of shares deposited with the Transfer Agent may be accomplished by a written letter requesting redemption. Proper notice of redemption in the case of shares for which certificates have been issued may be accomplished by a written letter as noted above accompanied by certificates for the shares to be redeemed. Redemption requests should not be sent to the Fund. The redemption request in either event requires the signature(s) of all persons in whose name(s) the shares are registered, signed exactly as such name(s) appear(s) on the Transfer Agent's register. The signature(s) on the redemption requests must be guaranteed by an "eligible guarantor institution" as such is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the existence and validity of which may be verified by the Transfer Agent through the use of industry publications. Notarized signatures are not sufficient. In certain instances, the Transfer Agent may require additional documents such as, but not limited to, trust instruments, death certificates, appointments as executor or administrator, or certificates of corporate authority. For shareholders redeeming directly with the Transfer Agent, payments will be mailed within seven days of receipt of a proper notice of redemption.

  At various times the Fund may be requested to redeem shares for which it has not yet received good payment (e.g., cash, Federal funds or certified check drawn on a United States bank). The Fund may delay or cause to be delayed the mailing of a redemption check until such time as it has assured itself that good payment (e.g., cash, Federal funds or certified check drawn on a United States bank) has been collected for the purchase of such Fund shares, which will not exceed 10 days.

Repurchase

  The Fund also will repurchase Fund shares through a shareholder's listed securities dealer. The Fund normally will accept orders to repurchase Fund shares by wire or telephone from dealers for their customers at the net asset value next computed after the order is placed. Shares will be priced at the net asset value calculated on the day the request is received, provided that the request for repurchase is submitted to the dealer prior to fifteen minutes after the regular close of business on the NYSE (generally, the NYSE closes at 4:00 p.m., Eastern time), and such request is received by the Fund from such dealer not later than 30 minutes after the close of business on the NYSE on the same day. Dealers have the responsibility of submitting such repurchase requests to the Fund not later than 30 minutes after the close of business on the NYSE, in order to obtain that day's closing price.

  The foregoing repurchase arrangements are for the convenience of shareholders and do not involve a charge by the Fund (other than any applicable CDSC). Securities firms that do not have selected dealer agreements with the Distributor, however, may impose a transaction charge on the shareholder for transmitting the notice of repurchase to the Fund. Merrill Lynch may charge its customers a processing fee (presently $5.35) to confirm a repurchase of shares to such customers. Repurchases made directly through the Transfer Agent on accounts held at the Transfer Agent are not subject to the processing fee. The Fund reserves the right to reject any order for repurchase, which right of rejection might adversely affect shareholders seeking redemption through the repurchase procedure. However, a shareholder whose order for repurchase is rejected by the Fund may redeem Fund shares as set forth above.

Reinstatement Privilege -- Class A and Class D Shares

  Shareholders who have redeemed their Class A or Class D shares of the Fund have a privilege to reinstate their accounts by purchasing Class A or Class D shares, as the case may be, of the Fund at net asset value without a sales charge up to the dollar amount redeemed. The reinstatement privilege may be exercised by sending a notice of exercise along with a check for the amount to be reinstated to the Transfer Agent within 30 days after the date the request for redemption was accepted by the Transfer Agent or the Distributor. Alternatively, the reinstatement privilege may be exercised through the investor's Merrill Lynch Financial Consultant within 30 days after the date the request for redemption was accepted by the Transfer Agent or the Distributor. The reinstatement will be made at the net asset value per share next determined after the notice of reinstatement is received and cannot exceed the amount of the redemption proceeds.

                               PRICING OF SHARES

Determination of Net Asset Value

  Reference is made to "How Shares are Priced" in the Prospectus.

  The net asset value of the shares of all classes of the Fund is determined once daily Monday through Friday as of 15 minutes after the close of business on the NYSE on each day the NYSE is open for trading. The NYSE generally closes at 4:00 p.m., Eastern time. Any assets or liabilities initially expressed in terms of non-U.S. dollar currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the day of valuation. The NYSE is not open for trading on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

  Net asset value is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares outstanding at such time, rounded to the nearest cent. Expenses, including the fees payable to the Investment Adviser and Distributor, are accrued daily.

  The per share net asset value of Class B, Class C and Class D shares generally will be lower than the per share net asset value of Class A shares, reflecting the daily expense accruals of the account maintenance, distribution and higher transfer agency fees applicable with respect to Class B and Class C shares, and the daily expense accruals of the account maintenance fees applicable with respect to the Class D shares; moreover, the per share net asset value of the Class B and Class C shares generally will be lower than the per share net asset value of Class D shares reflecting the daily expense accruals of the distribution fees and higher transfer agency fees applicable with respect to Class B and Class C shares of the Fund. Since the distribution fees borne by Class C shares are higher than the distribution fees borne by Class B shares, the per share net asset value of Class B shares generally will be higher than the per share net asset value of Class C shares. It is expected, however, that the per share net asset value of the four classes will tend to converge (although not necessarily meet) immediately after the payment of dividends or distributions, which will differ by approximately the amount of the expense accrual differentials between the classes.

  Portfolio securities that are traded on stock exchanges are valued at the last sale price (regular way) on the exchange on which such securities are traded as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Directors as the primary market. Long positions in securities traded in the over-the-counter ("OTC") market are valued at the last available bid price in the OTC market prior to the time of valuation. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market. Short positions in securities traded in the OTC market are valued at the last available ask price in the OTC market prior to the time of valuation. When the Fund writes an option, the amount of the premium received is recorded on the books of the Fund as an asset and an equivalent liability. The amount of the liability is subsequently valued to reflect the current market value of the option written, based upon the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased by the Fund are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Other investments, including financial futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Directors of the Fund. Such valuations and procedures will be reviewed periodically by the Directors.

  Generally, trading in non-U.S. securities, as well as U.S. Government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value.

Computation of Offering Price Per Share

  An illustration of the computation of the offering price for Class A, Class B, Class C and Class D shares of the Fund based on the value of the Fund's net assets and number of shares outstanding on December 31, 1998 is set forth below.

                                                Class A Class B Class C Class D
                                                ------- ------- ------- -------
Net Assets.....................................  $       $       $       $
                                                 ====    ====    ====    ====
Number of Shares Outstanding...................
                                                 ====    ====    ====    ====
Net Asset Value Per Share (net assets divided
 by number of shares outstanding)..............  $       $       $       $
Sales Charge (for Class A and Class D shares:
 4.00% of offering price; 4.17% of net asset
 value per share)*.............................            **      **
                                                 ----    ----    ----    ----
Offering Price.................................  $       $       $       $
                                                 ====    ====    ====    ====

----------
 * Rounded to the nearest one-hundredth percent; assumes maximum sales charge is applicable.
** Class B and Class C shares are not subject to an initial sales charge but may be subject to a CDSC on redemption of shares. See "Purchase of Shares -- Deferred Sales Charge Alternatives -- Class B and Class C
   Shares -- Contingent Deferred Sales Charges -- Class B Shares" and "--
    Contingent Deferred Sales Charges--Class C Shares" herein.

                     PORTFOLIO TRANSACTIONS AND BROKERAGE

Transactions in Portfolio Securities

  Subject to policies established by the Board of Directors the Investment Adviser is primarily responsible for the execution of the Fund's portfolio transactions and the allocation of brokerage. The Fund has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities of the Fund. Where possible, the Fund deals directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. It is the policy of the Fund to obtain the best results in conducting portfolio transactions for the Fund, taking into account such factors as price (including the applicable dealer spread or commission), the size, type and difficulty of the transaction involved, the firm's general execution and operations facilities and the firm's risk in positioning the securities involved. The portfolio securities of the Fund generally are traded on a principal basis and normally do not involve either brokerage commissions or transfer taxes. The cost of portfolio securities transactions of the Fund primarily consists of dealer or underwriter spreads. While reasonable competitive spreads or commissions are sought, the Fund will not necessarily be paying the lowest spread or commission available. Transactions with respect to the securities of small and emerging growth companies in which the Fund may invest may involve specialized services on the part of the broker or dealer and thereby entail higher commissions or spreads than would be the case with transactions involving more widely traded securities.

  Subject to obtaining the best net results, dealers who provide supplemental investment research (such as information concerning tax-exempt securities, economic data and market forecasts) to the Investment Adviser may receive orders for transactions by the Fund. Information so received will be in addition to and not in lieu of the services required to be performed by the Investment Adviser under its Investment Advisory Agreement and the expenses of the Investment Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. Supplemental investment research obtained from such dealers might be used by the Investment

Adviser in servicing all of its accounts and all such research might not be used by the Investment Adviser in connection with the Fund. Consistent with the Conduct Rules of the NASD and policies established by the Directors of the Fund, the Investment Adviser may consider sales of shares of the Fund as a factor in the selection of brokers or dealers to execute portfolio transactions for the Fund.

  Information about the brokerage commissions paid by the Fund, including commissions paid to Merrill Lynch, is set forth in the following table:

                                          Aggregate Brokerage Commissions Paid
     Fiscal Year Ended December 31,        Commissions Paid   to Merrill Lynch
     ------------------------------       ------------------- ----------------
     1998................................     $                     $
     1997................................     $1,056,656            $
     1996................................     $1,139,364            $

  For the fiscal year ended December 31, 1998, the brokerage commissions paid to Merrill Lynch represented [to be supplied]% of the aggregate brokerage commissions paid and involved [to be supplied]% of the Fund's dollar amount of transactions involving payment of commissions during the year.

  Under the Investment Company Act, persons affiliated with the Fund and persons who are affiliated with such persons are prohibited from dealing with the Fund as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the Commission. Since transactions in the over-the-counter market usually involve transactions with dealers acting as principal for their own accounts, affiliated persons of the Fund, including Merrill Lynch and any of its affiliates, will not serve as the Fund's dealer in such transactions. However, affiliated persons of the Fund may serve as its broker in listed or over-the-counter transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. In addition, the Fund may not purchase securities during the existence of any underwriting syndicate for such securities of which Merrill Lynch is a member or in a private placement in which Merrill Lynch serves as placement agent except pursuant to procedures adopted by the Board of Directors of the Fund that either comply with rules adopted by the Commission or with interpretations of the Commission staff.

  Certain court decisions have raised questions as to the extent to which investment companies should seek exemptions under the Investment Company Act in order to seek to recapture underwriting and dealer spreads from affiliated entities. The Directors have considered all factors deemed relevant and have made a determination not to seek such recapture at this time. The Directors will reconsider this matter from time to time.

  Section 11(a) of the Exchange Act generally prohibits members of the U.S. national securities exchanges from executing exchange transactions for their affiliates and institutional accounts that they manage unless the member (i) has obtained prior express authorization from the account to effect such transactions, (ii) at least annually furnishes the account with a statement setting forth the aggregate compensation received by the member in effecting such transactions, and (iii) complies with any rules the Commission has prescribed with respect to the requirements of clauses (i) and (ii). To the extent Section 11(a) would apply to Merrill Lynch acting as a broker for the Fund in any of its portfolio transactions executed on any such securities exchange of which it is a member, appropriate consents have been obtained from the Fund and annual statements as to aggregate compensation will be provided to the Fund. Securities may be held by, or be appropriate investments for, the Fund as well as other funds or investment advisory clients of the Investment Adviser or FAM.

  Because of different objectives or other factors, a particular security may be bought for one or more clients of the Investment Adviser or an affiliate when one or more clients of the Investment Adviser or an affiliate are selling the same security. If purchases or sales of securities arise for consideration of the Investment Adviser at or about the same time that would involve the Fund or other clients or funds for which the Investment Adviser or an affiliate act as adviser, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Investment Adviser or an affiliate during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

                             SHAREHOLDER SERVICES

  The Fund offers a number of shareholder services and investment plans described below that are designed to facilitate investment in shares of the Fund. Full details as to each of such services, copies of the various plans and instructions as to how to participate in the various services or plans, or how to change options with respect thereto, can be obtained from the Fund, by calling the telephone number on the cover page hereof, or from the Distributor or Merrill Lynch.

Investment Account

  Each shareholder whose account is maintained at the Transfer Agent has an Investment Account and will receive statements, at least quarterly, from the Transfer Agent. These statements will serve as transaction confirmations for automatic investment purchases and the reinvestment of ordinary income dividends and capital gain distributions. The statements will also show any other activity in the account since the preceding statement. Shareholders will also receive separate confirmations for each purchase or sale transaction other than automatic investment purchases and the reinvestment of ordinary income dividends and capital gains distributions. A shareholder with an account held at the Transfer Agent may make additions to his or her Investment Account at any time by mailing a check directly to the Transfer Agent. A shareholder may also maintain an account through Merrill Lynch. Upon the transfer of shares out of a Merrill Lynch brokerage account, an Investment Account in the transferring shareholder's name may be opened automatically at the Transfer Agent.

  Share certificates are issued only for full shares and only upon the specific request of a shareholder who has an Investment Account. Issuance of certificates representing all or only part of the full shares in an Investment Account may be requested by a shareholder directly from the Transfer Agent.

  Shareholders considering transferring their Class A or Class D shares from Merrill Lynch to another brokerage firm or financial institution should be aware that, if the firm to which the Class A or Class D shares are to be transferred will not take delivery of shares of the Fund, a shareholder either must redeem the Class A or Class D shares (paying any applicable CDSC) so that the cash proceeds can be transferred to the account at the new firm or continue to maintain an Investment Account at the Transfer Agent for those Class A or Class D shares. Shareholders interested in transferring their Class B or Class C shares from Merrill Lynch who do not wish to have an Investment Account maintained for such shares at the Transfer Agent may request their new brokerage firm to maintain such shares in an account registered in the name of the brokerage firm for the benefit of the shareholder at the Transfer Agent. If the new brokerage firm is willing to accommodate the shareholder in this manner, the shareholder must request that he or she be issued certificates for his or her shares and then must turn the certificates over to the new firm for re-registration in the new brokerage firm's name.

Exchange Privilege

  U.S. shareholders of each class of shares of the Fund have an exchange privilege with certain other Select Pricing Funds and Summit, a series of Financial Institutions Series Trust, which is a Merrill Lynch-sponsored money market fund specifically designated for exchange by holders of Class A, Class B, Class C and Class D shares of Select Pricing Funds. Shares with a net asset value of at least $100 are required to qualify for the exchange privilege and any shares utilized in an exchange must have been held by the shareholder for at least 15 days. Before effecting an exchange, shareholders should obtain a currently effective prospectus of the fund into which the exchange is to be made. Exercise of the exchange privilege is treated as a sale of the exchanged shares and a purchase of the acquired shares for Federal income tax purposes.

  Exchanges of Class A and Class D Shares. Class A shareholders may exchange Class A shares of the Fund for Class A shares of a second Select Pricing Fund if the shareholder holds any Class A shares of the second fund in his or her account in which the exchange is made at the time of the exchange or is otherwise eligible to purchase Class A shares of the second fund. If the Class A shareholder wants to exchange Class A shares for shares of a second Select Pricing Fund, but does not hold Class A shares of the second fund in his or her account at the time of the exchange and is not otherwise eligible to acquire Class A shares of the second fund, the shareholder will receive Class D shares of the second fund as a result of the exchange. Class D shares also may be exchanged for

Class A shares of a second Select Pricing Fund at any time as long as, at the time of the exchange, the shareholder holds Class A shares of the second fund in the account in which the exchange is made or is otherwise eligible to purchase Class A shares of the second fund. Class D shares are exchangeable with shares of the same class of other Select Pricing Funds.

  Exchanges of Class A or Class D shares outstanding ("outstanding Class A or Class D shares") for Class A or Class D shares of other Select Pricing Funds or Class A shares of Summit ("new Class A or Class D shares"), are transacted on the basis of relative net asset value per Class A or Class D share, respectively, plus an amount equal to the difference, if any, between the sales charge previously paid on the outstanding Class A or Class D shares and the sales charge payable at the time of the exchange on the new Class A or Class D shares. With respect to outstanding Class A or Class D shares as to which previous exchanges have taken place, the "sales charge previously paid" shall include the aggregate of the sales charges paid with respect to such Class A or Class D shares in the initial purchase and any subsequent exchange. Class A or Class D shares issued pursuant to dividend reinvestment are sold on a no-load basis in each of the funds offering Class A or Class D shares. For purposes of the exchange privilege, Class A or Class D shares acquired through dividend reinvestment shall be deemed to have been sold with a sales charge equal to the sales charge previously paid on the Class A or Class D shares on which the dividend was paid. Based on this formula, Class A and Class D shares generally may be exchanged into the Class A or Class D shares, respectively, of the other funds with a reduced sales charge or without a sales charge.

  Exchanges of Class B and Class C Shares. Each Select Pricing Fund with Class B or Class C shares outstanding ("outstanding Class B or Class C shares") offers to exchange its Class B or Class C shares for Class B or Class C shares, respectively, of another Select Pricing Fund or for Class B shares of Summit ("new Class B or Class C shares") on the basis of relative net asset value per Class B or Class C share, without the payment of any CDSC that might otherwise be due on redemption of the outstanding shares. Class B shareholders of the Fund exercising the exchange privilege will continue to be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the new Class B shares acquired through use of the exchange privilege. In addition, Class B shares of the Fund acquired through use of the exchange privilege will be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the Class B or Class C shares of the fund from which the exchange has been made. For purposes of computing the CDSC that may be payable on a disposition of the new Class B or Class C shares, the holding period for the outstanding Class B or Class C shares is "tacked" to the holding period of the new Class B shares. For example, an investor may exchange Class B or Class C shares of the Fund for those of Merrill Lynch Special Value Fund, Inc. ("Special Value Fund") after having held the Fund's Class B shares for two and a half years. The 2% CDSC that generally would apply to a redemption would not apply to the exchange. Three years later the investor may decide to redeem the Class B shares of Special Value Fund and receive cash. There will be no CDSC due on this redemption, since by "tacking" the two and a half year holding period of Fund Class B shares to the three-year holding period for the Special Value Fund Class B shares, the investor will be deemed to have held the Special Value Fund Class B shares for more than five years.

  Exchanges for Shares of a Money Market Fund. Class A and Class D shares are exchangeable for Class A shares of Summit and Class B and Class C shares are exchangeable for Class B shares of Summit. Class A shares of Summit have an exchange privilege back into Class A or Class D shares of Select Pricing Funds; Class B shares of Summit have an exchange privilege back into Class B or Class C shares of Select Pricing Funds and, in the event of such an exchange, the period of time that Class B shares of Summit are held will count toward satisfaction of the holding period requirement for purposes of reducing any CDSC and toward satisfaction of any Conversion Period with respect to Class B shares. Class B shares of Summit will be subject to a distribution fee at an annual rate of 0.75% of average daily net assets of such Class B shares. This exchange privilege does not apply with respect to certain Merrill Lynch fee-based programs for which alternative exchange arrangements may exist. Please see your Merrill Lynch Financial Consultant for further information.

  Prior to October 12, 1998, exchanges from the Fund and other Select Pricing Funds into a money market fund were directed to certain Merrill Lynch-sponsored money market funds other than Summit. Shareholders who have exchanged Select Pricing Fund shares for shares of such other money market funds and subsequently wish to exchange those money market fund shares for shares of the Fund will be subject to the CDSC schedule applicable to such Fund shares, if any. The holding period for the money market fund shares will not count toward satisfaction of the holding period requirement for reduction of the CDSC imposed on such shares, if any, and, with respect to Class B shares, toward satisfaction of the Conversion Period. However, the holding period for Class B or Class C shares received in exchange for such money market fund shares will be aggregated with the holding period for the original shares for purposes of reducing the CDSC or satisfying the Conversion Period.

  Exchanges by Participants in the MFA Program. The exchange privilege is modified with respect to certain retirement plans which participate in the MFA program. Such retirement plans may exchange Class B, Class C or Class D shares that have been held for at least one year for Class A shares of the same fund on the basis of relative net asset values in connection with the commencement of participation in the MFA program, i.e., no CDSC will apply. The one year holding period does not apply to shares acquired through reinvestment of dividends. Upon termination of participation in the MFA program, Class A shares will be re-exchanged for the class of shares originally held. For purposes of computing any CDSC that may be payable upon redemption of Class B or Class C shares so reacquired, or the Conversion Period for Class B shares so reacquired, the holding period for the Class A shares will be "tacked" to the holding period for the Class B or Class C shares originally held. The Fund's exchange privilege is also modified with respect to purchases of Class A and Class D shares by non-retirement plan investors under the MFA program. First, the initial allocation of assets is made under the MFA program. Then, any subsequent exchange under the MFA program of Class A or Class D shares of a Select Pricing Fund for Class A or Class D shares of the Fund will be made solely on the basis of the relative net asset values of the shares being exchanged. Therefore, there will not be a charge for any difference between the sales charge previously paid on the shares of the other Select Pricing Fund and the sales charge payable on the shares of the Fund being acquired in the exchange under the MFA program.

  Exercise of the Exchange Privilege. To exercise the exchange privilege, a shareholder should contact his or her Merrill Lynch Financial Consultant, who will advise the Fund of the exchange. Shareholders of the Fund, and shareholders of the other MLAM-advised mutual funds with shares for which certificates have not been issued, may exercise the exchange privilege by wire through their securities dealers. The Fund reserves the right to require a properly completed Exchange Application. This exchange privilege may be modified or terminated in accordance with the rules of the Commission. The Fund reserves the right to limit the number of times an investor may exercise the exchange privilege. Certain funds may suspend the continuous offering of their shares to the general public at any time and may thereafter resume such offering from time to time. The exchange privilege is available only to U.S. shareholders in states where the exchange legally may be made. It is contemplated that the exchange privilege may be applicable to other new mutual funds whose shares may be distributed by the Distributor.

Fee-Based Programs

  Certain Merrill Lynch fee-based programs, including pricing alternatives for securities transactions (each referred to in this paragraph as a "Program"), may permit the purchase of Class A shares at net asset value. Under specified circumstances, participants in certain Programs may deposit other classes of shares which will be exchanged for Class A shares. Initial or deferred sales charges otherwise due in connection with such exchanges may be waived or modified, as may the Conversion Period applicable to the deposited shares. Termination of participation in a Program may result in the redemption of shares held therein or the automatic exchange thereof to another class at net asset value, which may be shares of a money market fund. In addition, upon termination of participation in a Program, shares that have been held for less than specified periods within such Program may be subject to a fee based upon the current value of such shares. These Programs also generally prohibit such shares from being transferred to another account at Merrill Lynch, to another broker-dealer or to the Transfer Agent. Except in limited circumstances (which may also involve an exchange as described above), such shares must be redeemed and another class of shares purchased (which may involve the imposition of initial or deferred sales charges and distribution and account maintenance fees) in order for the investment not to be subject to Program fees. Additional information regarding a specific Program (including charges and limitations on transferability applicable to shares that may be held in such Program) is available in such Program's client agreement and from the Transfer Agent at 1-800-MER-FUND (1-800-637-3863.)

Retirement Plans

  Individual retirement accounts and other retirement plans are available from Merrill Lynch. Under these plans, investments may be made in the Fund and certain of the other mutual funds sponsored by Merrill Lynch as well as in other securities. Merrill Lynch charges an initial establishment fee and an annual custodial fee for each account. Information with respect to these plans is available on request from Merrill Lynch. The minimum initial purchase to establish any such plan is $100, and the minimum subsequent purchase is $1.

Automatic Investment Plans

  A shareholder may make additions to an Investment Account at any time by purchasing Class A shares (if he or she is an eligible Class A investor) or Class B, Class C or Class D shares at the applicable public offering price. These purchases may be made either through the shareholder's securities dealer, or by mail directly to the Transfer Agent, acting as agent for such securities dealer. Voluntary accumulation also can be made through a service known as the Fund's Automatic Investment Plan. The Fund would be authorized, on a regular basis, to provide systematic additions to the Investment Account of such shareholder through charges of $50 or more to the regular bank account of the shareholder by either pre-authorized checks or automated clearing house debits. For investors who buy shares of the Fund through Blueprint, no minimum charge to the investor's bank account is required. Alternatively, an investor that maintains a CMA(R) or CBA(R) account may arrange to have periodic investments made in the Fund of amounts of $100 or more ($1 or more for retirement accounts) or more through the CMA(R) or CBA(R) Automated Investment Program.

Automatic Dividend Reinvestment Plan

  Unless specific instructions are given as to the method of payment, dividends will be automatically reinvested, without sales charge, in additional full and fractional shares of the Fund. Such reinvestment will be at the net asset value of shares of the Fund as of the close of business on the NYSE on the monthly payment date for such dividends. No CDSC will be imposed upon redemption of shares issued as a result of the automatic reinvestment of dividends.

  Shareholders may, at any time, by written notification to Merrill Lynch if their account is maintained with Merrill Lynch, or by written notification or by telephone (1-800-MER-FUND) to the Transfer Agent, if their account is maintained with the Transfer Agent elect to have subsequent dividends paid in cash, rather than reinvested in shares of the Fund or vice versa (provided that, in the event that a payment on an account maintained at the Transfer Agent would amount to $10.00 or less, a shareholder will not receive such payment in cash and such payment will automatically be reinvested in additional shares). Commencing ten days after the receipt by the Transfer Agent of such notice, those instructions will be effected. The Fund is not responsible for any failure of delivery to the shareholder's address of record and no interest will accrue on amounts represented by uncashed dividend checks. Cash payments can also be directly deposited to the shareholder's bank account.

Systematic Withdrawal Plan

  A shareholder may elect to receive systematic withdrawals from his or her Investment Account by check or through automatic payment by direct deposit to his or her bank account on either a monthly or quarterly basis as provided below. Quarterly withdrawals are available for shareholders that have acquired shares of the Fund having a value, based on cost or the current offering price, of $5,000 or more, and monthly withdrawals are available for shareholders with shares having a value of $10,000 or more.

  At the time of each withdrawal payment, sufficient shares are redeemed from those on deposit in the shareholder's account to provide the withdrawal payment specified by the shareholder. The shareholder may specify the dollar amount and the class of shares to be redeemed. With respect to shareholders who hold accounts directly at the Transfer Agent, redemptions will be made at net asset value as determined 15 minutes after the close of business on the NYSE (generally, 4:00 p.m., New York time) on the 24th day of each month or the 24th day of the last month of each quarter, whichever is applicable. With respect to shareholders who hold accounts with their broker-dealer, redemptions will be made at net asset value as determined 15 minutes after the close of business on the NYSE (generally, 4:00 p.m., New York time) on the first, second, third, or fourth Monday of each month or the first, second, third, or fourth Monday of the last month of each quarter, whichever is applicable. If the NYSE is not open for business on such date, the shares will be redeemed at the close of business on the following business day. The check for the withdrawal payment will be made, on the next business day following redemption. When a shareholder is making systematic withdrawals, dividends and distributions on all shares in the Investment Account are reinvested automatically in Fund shares. A shareholder's Systematic Withdrawal Plan may be terminated at any time, without charge or penalty, by the shareholder, the Fund, the Transfer Agent or the Distributor.

  With respect to redemptions of Class B or Class C shares pursuant to a systematic withdrawal plan, the maximum number of Class B or Class C shares that can be redeemed from an account annually shall not exceed 10% of the value of shares of such class in that account at the time the election to join the systematic withdrawal plan was made. Any CDSC that otherwise might be due on such redemption of Class B or Class C shares will be waived. Shares redeemed pursuant to a systematic withdrawal plan will be redeemed in the same order as Class B or Class C shares are otherwise redeemed. See "Purchase of Shares -- Deferred Sales Charge Alternatives -- Class B and Class C Shares." Where the systematic withdrawal plan is applied to Class B shares, upon conversion of the last Class B shares in an account to Class D shares, the systematic withdrawal plan will be applied thereafter to Class D shares if the shareholder so elects. If an investor wishes to change the amount being withdrawn in a systematic withdrawal plan the investor should contact his or her Financial Consultant.

  Withdrawal payments should not be considered as dividends. Each withdrawal is a taxable event. If periodic withdrawals continuously exceed reinvested dividends, the shareholder's original investment may be reduced correspondingly. Purchases of additional shares concurrent with withdrawals are ordinarily disadvantageous to the shareholder because of sales charges and tax liabilities. The Fund will not knowingly accept purchase orders for shares of the Fund from investors that maintain a Systematic Withdrawal Plan unless such purchase is equal to at least one year's scheduled withdrawals or $1,200, whichever is greater. Automatic investments may not be made into an Investment Account in which the shareholder has elected to make systematic withdrawals.

  Alternatively, a shareholder whose shares are held within a CMA(R), CBA(R) Account or Retirement Account may elect to have shares redeemed on a monthly, bimonthly, quarterly, semiannual or annual basis through the CMA(R) or CBA(R) Systematic Redemption Program. The minimum fixed dollar amount redeemable is $50. The proceeds of systematic redemptions will be posted to the shareholder's account three business days after the date the shares are redeemed. All redemptions are made at net asset value. A shareholder may elect to have his or her shares redeemed on the first, second, third or fourth Monday of each month, in the case of monthly redemptions, or of every other month, in the case of bimonthly redemptions. For quarterly, semiannual or annual redemptions, the shareholder may select the month in which the shares are to be redeemed and may designate whether the redemption is to be made on the first, second, third or fourth Monday of the month. If the Monday selected is not a business day, the redemption will be processed at net asset value on the next business day. The CMA(R) or CBA(R) Systematic Redemption Program is not available if Fund shares are being purchased within the account pursuant to the Automated Investment Program. For more information on the CMA(R) or CBA(R) Systematic Redemption Program, eligible shareholders should contact their Merrill Lynch Financial Consultant.

                              DIVIDENDS AND TAXES

Dividends

  It is the Fund's intention to distribute all of its net investment income, if any. Dividends from such investment income are paid annually. All net realized capital gains, if any, are distributed to the Fund's shareholders at least annually. Premiums from expired call options written by the Fund and net gains from closing purchase transactions are treated as short-term capital gains for Federal income tax purposes. Shareholders may elect in writing to receive any such dividends in cash. See "Shareholder Services--Automatic Dividend Program" for information concerning the manner in which dividends may be reinvested automatically in shares of the Fund. Dividends are taxable to shareholders, as described below, whether they are invested in shares of the Fund or received in cash. The per share dividends and distributions on Class B and Class C shares will be lower than the per share dividends on Class A and Class D shares as a result of the account maintenance, distribution and higher transfer agency fees applicable with respect to the Class B and Class C shares; similarly, the per share dividends on Class D shares will be lower than the per share dividends on Class A shares as a result of the account maintenance fees applicable with respect to the Class D shares. See "Pricing of Shares --Determination of Net Asset Value."

Taxes

  The Fund intends to continue to qualify for the special tax treatment afforded regulated investment companies ("RICs") under the Internal Revenue Code of 1986, as amended (the "Code"). As long as the Fund so qualifies, the Fund (but not its shareholders) will not be subject to Federal income tax on the part of its net ordinary income and net realized capital gains that it distributes to Class A, Class B, Class C and Class D shareholders (together, the "shareholders"). The Fund intends to distribute substantially all of such income.

  The Code requires a RIC to pay a nondeductible 4% excise tax to the extent the RIC does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general on an October 31 year end, plus certain undistributed amounts from previous years. While the Fund intends to distribute its income and capital gains in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund's taxable income and capital gains will be distributed to avoid entirely the imposition of the tax. In such event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirements.

  Dividends paid by the Fund from its ordinary income or from an excess of net short-term capital gains over net long-term capital losses (together referred to hereafter as "ordinary income dividends") are taxable to shareholders as ordinary income. Distributions made from an excess of net long-term capital gains over net short-term capital losses (including gains or losses from certain transactions in futures and options) ("capital gain dividends") are taxable to shareholders as long-term gains, regardless of the length of time the shareholder has owned Fund shares. Any loss upon the sale or exchange of Fund shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset). Certain categories of capital gains are taxable at different rates. Generally not later than 60 days after the close of its taxable year, the Fund will provide its shareholders with a written notice designating the amount of any capital gains dividend, as well as any amount of capital gains dividend in the different categories of capital gain referred to above.

  Dividends are taxable to shareholders even though they are reinvested in additional shares of the Fund. Distributions by the Fund, whether from ordinary income or capital gains, generally will not be eligible for the dividends received deduction allowed to corporations under the Code. If the Fund pays a dividend in January that was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its shareholders on December 31 of the year in which such dividend was declared.

  No gain or loss will be recognized by Class B shareholders on the conversion of their Class B shares into Class D shares. A shareholder's basis in the Class D shares acquired will be the same as such shareholder's basis in the Class B shares converted, and the holding period of the acquired Class D shares will include the holding period of the converted Class B shares.

  If a shareholder exercises an exchange privilege within 90 days of acquiring the shares, then the loss the shareholder can recognize on the exchange will be reduced (or the gain increased) to the extent any sales charge paid to the Fund reduces any sales charge the shareholder would have owed upon the purchase of the new shares in the absence of the exchange privilege. Instead, such sales charge will be treated as an amount paid for the new shares.

  A loss realized on a sale or exchange of shares of the Fund will be disallowed if other Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

  Ordinary income dividends paid to shareholders who are nonresident aliens or foreign entities will be subject to a 30% United States withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisers concerning applicability of the United States withholding tax.

  Dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Shareholders may be able to claim United States foreign tax credits with respect to such taxes, subject to certain conditions and limitations contained in the Code. For example, certain retirement accounts cannot claim foreign tax credits on investments in foreign securities held in the Fund. In addition, recent legislation permits a foreign tax credit to be claimed with respect to withholding tax on a dividend paid by the Fund only if the shareholder meets certain holding period requirements. The Fund also must meet these holding period requirements, and if the Fund fails to do so, it will not be able to "pass through" to shareholders the ability to claim a credit or deduction for the related foreign taxes paid by the Fund. If the Fund satisfies the holding period requirements and more than 50% in value of its total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible, and intends, to file an election with the Internal Revenue Service pursuant to which shareholders of the Fund will be required to include their proportionate shares of such withholding taxes in their United States income tax returns as gross income, treat such proportionate shares as taxes paid by them, and deduct such proportionate shares computing in their taxable incomes or, alternatively, use them as foreign tax credits against their United States income taxes. No deductions for foreign taxes, moreover, may be claimed by noncorporate shareholders who do not itemize deductions. A shareholder that is a nonresident alien individual or a foreign corporation may be subject to United States withholding taxes on the income resulting from the Fund's election described in this paragraph but may not be able to claim a credit or deduction against such United States tax for the foreign taxes treated as having been paid by such shareholder. The Fund will report annually to its shareholders the amount per share of such withholding taxes and other information needed to claim the foreign tax credit. For this purpose, the Fund will allocate foreign taxes and foreign source income among the Class A, Class B, Class C and Class D shareholders according to a method (which it believes is consistent with the Commission rule permitting the issuance and sale of multiple classes of stock) that is based on the gross income allocable to the Class A, Class B, Class C and Class D shareholders during the taxable year or such other method as the Internal Revenue Service may prescribe.

  Under certain provisions of the Code, some shareholders may be subject to a 31% withholding tax on ordinary income dividends, capital gain dividends and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Fund or who, to the Fund's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.

  The Fund may invest in securities rated in the medium to lower rating categories of nationally recognized rating organizations, and in unrated securities ("high yield securities"), as described in the Prospectus. Some of these high yield securities may be purchased at a discount and may therefore cause the Fund to accrue and distribute income before amounts due under the obligations are paid. In addition, a portion of the interest payments on such high yield securities may be treated as dividends for Federal income tax purposes; in such case, if the issuer of such high yield securities is a domestic corporation, dividend payments by the Fund will be eligible for the dividends received deduction to the extent of the deemed dividend portion of such interest payments.

  The Treasury Department has authority to issue regulations concerning the recharacterization of principal and interest payments with respect to debt obligations issued in hyperinflationary currencies, which may include the currencies of certain Latin American countries in which the Fund intends to invest. No such regulations have been issued.

  The Fund may also invest in asset backed securities, mortgage backed securities and derivative mortgage backed securities. Because such obligations could have original issue discount, accrue negative amortization or be subordinated in the mortgage backed securities structure, these investments could cause the Fund to accrue and distribute income before or, possibly, without a corresponding receipt of cash.

Tax Treatment of Options, Futures and Forward Foreign Exchange Transactions

  The Fund may write, purchase or sell options, futures and forward foreign exchange contracts. Options and futures contracts that are "Section 1256 contracts" will be "marked to market" for Federal income tax purposes at the end of each taxable year, i.e., each such option or futures contract will be treated as sold for its fair market value on the last day of the taxable year. Unless such contract is a forward foreign exchange contract, or is a non-equity option or a regulated futures contract for a non-U.S. currency for which the Fund elects to have gain or loss treated as ordinary gain or loss under Code Section 988 (as described below), gain or loss from Section 1256 contracts will be 60% long-term and 40% short-term capital gain or loss. Application of these rules to Section 1256 contracts held by the Fund may alter the timing and character of distributions to shareholders. The mark-to-market rules outlined above, however, will not apply to certain transactions entered into by the Fund solely to reduce the risk of changes in price or interest or currency exchange rates with respect to its investments.

  A forward foreign exchange contract that is a Section 1256 contract will be marked to market, as described above. However, the character of gain or loss from such a contract will generally be ordinary under Code Section 988. The Fund may, nonetheless, elect to treat the gain or loss from certain forward foreign exchange contracts as capital. In this case, gain or loss realized in connection with a forward foreign exchange contract that is a Section 1256 contract will be characterized as 60% long-term and 40% short-term capital gain or loss.

  Code Section 1092, which applies to certain "straddles," may affect the taxation of the Fund's sales of securities and transactions in options, futures and forward foreign exchange contracts. Under Section 1092, the Fund may be required to postpone recognition for tax purposes of losses incurred in certain sales of securities and certain closing transactions in options, futures and forward foreign exchange contracts.

Special Rules for Certain Foreign Currency Transactions

  In general, gains from "foreign currencies" and from foreign currency options, foreign currency futures and forward foreign exchange contracts relating to investments in stock, securities or foreign currencies will be qualifying income for purposes of determining whether the Fund qualifies as a RIC. It is currently unclear, however, who will be treated as the issuer of a foreign currency instrument or how foreign currency options, foreign currency futures and forward foreign exchange contracts will be valued for purposes of the RIC diversification requirements applicable to the Fund.

  Under Code Section 988, special rules are provided for certain transactions in a currency other than the taxpayer's functional currency (i.e., unless certain special rules apply, currencies other than the U.S. dollar). In general, foreign currency gains or losses from certain debt instruments, from certain forward contracts, from future contracts that are not "regulated futures contracts" and from unlisted options will be treated as ordinary income or loss under Code Section 988. In certain circumstances, the Fund may elect capital gain or loss treatment for such transactions. Regulated futures contracts, as described above, will be taxed under Code Section 1256, unless application of Section 988 is elected by the Fund. In general, however, Code
Section 988 gains or losses will increase or decrease the amount of the Fund's investment company taxable income available to be distributed to shareholders as ordinary income. Additionally, if Code Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary income dividend distributions, and all or a portion of distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing the basis of each shareholder's Fund shares and resulting in a capital gain for any shareholder who received a distribution greater than such shareholder's basis in Fund shares (assuming the shares were held as a capital asset). These rules and the mark-to-market rules described above, however, will not apply to certain transactions entered into by the Fund solely to reduce the risk of currency fluctuations with respect to its investments.

  The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative, judicial or administrative action either prospectively or retroactively.

  Ordinary income and capital gain dividends may also be subject to state and local taxes.

  Certain states exempt from state income taxation dividends paid by RICs which are derived from interest on United States Government obligations. State law varies as to whether dividend income attributable to United States Government obligations is exempt from state income tax.

  Shareholders are urged to consult their tax advisers regarding specific questions as to Federal, foreign, state or local taxes. Foreign investors should consider applicable foreign taxes in their evaluation of investment in the Fund.

                               PERFORMANCE DATA

  From time to time the Fund may include its average annual total return and other total return data in advertisements or information furnished to present or prospective shareholders. Total return figures are based on the Fund's historical performance and are not intended to indicate future performance. Average annual total return is determined separately for Class A, Class B, Class C and Class D shares in accordance with formulas specified by the Commission.

  Average annual total return quotations for the specified periods are computed by finding the average annual compounded rates of return (based on net investment income and any realized and unrealized capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the redeemable value of such investment at the end of each period. Average annual total return is computed assuming all dividends and distributions are reinvested and taking into account all applicable recurring and nonrecurring expenses, including the maximum sales charge in the case of Class A and Class D shares and the CDSC that would be applicable to a complete redemption of the investment at the end of the specified period in the case of Class B and Class C shares.

  The Fund also may quote annual, average annual and annualized total return and aggregate total return performance data for various periods other than those noted below. Such data will be computed as described above, except that
(1) as required by the periods of the quotations, actual annual, annualized or aggregate data, rather than average annual data, may be quoted and (2) the maximum applicable sales charges will not be included with respect to annual or annualized rates of return calculations. Aside from the impact on the performance data calculations of including or excluding the maximum applicable sales charges, actual annual or annualized total return data generally will be lower than average annual total return data since the average rates of return reflect compounding of return; aggregate total return data generally will be higher than average annual total return data since the aggregate rates of return reflect compounding over a longer period of time. In order to reflect the reduced sales charges in the case of Class A or Class D shares or the waiver of the CDSC in the case of Class B or Class C shares applicable to certain investors, as described under "Purchase of Shares" the total return data quoted by the Fund in advertisements directed to such investors may take into account the reduced, and not the maximum, sales charge or may take into account the waiver of the CDSC and therefore may reflect greater total return since, due to the reduced sales charges or the waiver of sales charges, a lower amount of expenses is deducted. The Fund's total return may be expressed either as a percentage or as a dollar amount in order to illustrate such total return on a hypothetical $1,000 investment in the Fund at the beginning of each specified period.

  Yield quotations will be computed based on a 30-day period by dividing (a) the net income based on the yield of each security earned during the period by
(b) the average daily number of shares outstanding during the period that were entitled to receive dividends multiplied by (c) the maximum offering price per share on the last day of the period.

  Set forth in the tables below is total return information for the Class A, Class B, Class C and Class D shares of the Fund for the periods indicated. As a result of the implementation of the Merrill Lynch Select PricingSM System, Class A shares of the Fund outstanding prior to October 21, 1994 were redesignated Class D shares and historical performance data pertaining to such shares are provided below under the caption "Class D."

                                   Class A Shares                      Class B Shares
                         ----------------------------------- -----------------------------------
                           Expressed as    Redeemable Value    Expressed as    Redeemable Value
                           a percentage    of a hypothetical   a percentage    of a hypothetical
                            based on a     $1,000 investment    based on a     $1,000 investment
                           hypothetical      at the end of     hypothetical      at the end of
Period                   $1,000 investment    the period     $1,000 investment    the period
------                   ----------------- ----------------- ----------------- -----------------
                                               Average Annual Total Return
                                      (including maximum applicable sales charges)
One Year Ended December
 31, 1998...............             %         $                         %         $
Five Years Ended
 December 31, 1998......          --                  --                 %         $
Inception (October 21,
 1994) to December 31,
 1998...................             %         $                      --                  --
Inception (August 27,
 1993) to
 December 31, 1998......          --                  --                 %         $
                                                   Annual Total Return
                                      (excluding maximum applicable sales charges)
Year Ended December 31,
1998....................             %         $                         %         $
1997....................        1.74 %         $1,017.40            1.12 %         $1,011.20
1996....................       33.64 %         $1,336.40           32.75 %         $1,327.50
1995....................       27.27 %         $1,272.70           26.10 %         $1,261.00
1994....................          --                  --          (15.08)%         $  849.20
Inception (October 21,
 1994) to December 31,
 1994...................       (4.45)%         $  955.50              --                  --
Inception (August 27,
 1993) to
 December 31, 1993......          --                  --           11.30 %         $1,113.00
                                                 Aggregate Total Return
                                      (including maximum applicable sales charges)
Inception (October 21,
 1994) to December 31,
 1998...................             %         $                      --                  --
Inception (August 27,
 1993) to
 December 31, 1998......          --                  --                 %         $
                                                          Yield
30 days Ended December
 31, 1998...............             %         $                         %         $

                                   Class C Shares                      Class D Shares
                         ----------------------------------- -----------------------------------
                           Expressed as    Redeemable Value    Expressed as    Redeemable Value
                           a percentage    of a hypothetical   a percentage    of a hypothetical
                            based on a     $1,000 investment    based on a     $1,000 investment
                           hypothetical      at the end of     hypothetical      at the end of
Period                   $1,000 investment    the period     $1,000 investment    the period
------                   ----------------- ----------------- ----------------- -----------------
                                            Average Annual Total Return
                                         (including maximum applicable sales
                                         charges)

One Year Ended December
 31, 1998...............             %         $                         %         $
Five Years Ended
 December 31, 1998......          --                  --                 %         $
Inception (October 21,
 1994) to December 31,
 1998...................             %         $                      --                  --
Inception (August 27,
 1993) to
 December 31, 1998......          --                  --                 %         $

                                               Annual Total Return
                                         (excluding maximum applicable sales
                                         charges)

Year Ended December 31,
1998....................             %         $                         %         $
1997....................        1.06 %         $1,010.60            1.65 %         $1,016.50
1996....................       32.66 %         $1,326.60           33.44 %         $1,334.40
1995....................       26.18 %         $1,261.80           26.75 %         $1,267.50
1994....................          --           $      --          (14.65)%         $  853.50
Inception (October 21,
 1994) to December 31,
 1994...................       (5.06)%         $  949.40              --                  --
Inception (August 27,
 1993) to
 December 31, 1993......          --                  --           11.49 %         $1,114.90

                                              Aggregate Total Return
                                         (including maximum applicable sales
                                         charges)

Inception (October 21,
 1994) to December 31,
 1998...................             %         $                      --                  --
Inception (August 23,
 1993)
 to December 31, 1998...          --                  --                 %         $

                                                     Yield

30 Days Ended December
 31, 1998...............             %                --                 %                --

  In order to reflect the reduced sales charges in the case of Class A or Class D shares, or the waiver of the CDSC in the case of Class B or Class C shares applicable to certain investors, as described under "Purchase of Shares," the total return data quoted by the Fund in advertisements directed to such investors may take into account the reduced, and not the maximum, sales charge or may not take into account the CDSC, and, therefore, may reflect greater total return since, due to the reduced sales charges or the waiver of CDSCs, a lower amount of expenses may be deducted.

  Total return and yield figures are based on the Fund's historical performance and are not intended to indicate future performance. The Fund's total return will vary depending on market conditions, the securities comprising the Fund's portfolio, the Fund's operating expenses and the amount of realized and unrealized net capital gains or losses during the period. The value of an investment in the Fund will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

  On occasion, the Fund may compare its performance to the various indices including the J.P. Morgan Latin Brady Bond Index, Standard & Poor's Composite 500 Index, the Dow Jones Industrial Average, or to performance data published by Lipper Analytical Services, Inc., Morningstar Publications, Inc. ("Morningstar"), CDA Investment Technology, Inc., Money Magazine, U.S. News & World Report, Business Week, Forbes Magazine,

Fortune Magazine or other industry publications. When comparing its performance to a market index, the Fund may refer to various statistical measures derived from the historic performance of the Fund and the index such as standard deviation and beta. In addition, from time to time the Fund may include the Fund's Morningstar risk-adjusted performance ratings in advertisements or supplemental sales literature. As with other performance data, performance comparisons should not be considered indicative of the Fund's relative performance for any future period.

                              GENERAL INFORMATION

Description of Shares

  The Fund was incorporated under Maryland law on June 10, 1993. As of the date of this Statement of Additional Information, the Fund has an authorized capital of 400,000,000 shares of common stock, par value $0.10 per share, divided into four classes, designated Class A, Class B, Class C and Class D Common Stock, each of which consists of 100,000,000 shares. Each share of Class A, Class B, Class C and Class D Common Stock represents an interest in the same assets of the Fund and is identical in all respects except that the Class B, Class C and Class D shares bear certain expenses related to the account maintenance and/or distribution of such shares, and have exclusive voting rights with respect to matters relating to such account maintenance and/or distribution expenditures. The Board of Directors of the Fund may classify and reclassify the shares of the Fund into additional classes of Common Stock at a future date.

  Shareholders are entitled to one vote for each share held and fractional votes for fractional shares held and will vote on the election of Directors and any other matter on which shareholders are entitled to vote. The Fund does not intend to hold annual meetings of shareholders in any year in which the Investment Company Act does not require shareholders to elect Directors. Also, the by-laws of the Fund require that a special meeting of shareholders be held upon the written request of at least 10% of the outstanding shares of the Fund entitled to vote at such meeting, if they comply with applicable Maryland law. Voting rights for Directors are not cumulative. Shares issued are fully paid and non-assessable and have no preemptive rights. Redemption and conversion rights are discussed elsewhere herein and in the Prospectus. Each share is entitled to participate equally in dividends and distributions declared by the Fund and in the net assets of the Fund upon liquidation or dissolution after satisfaction of outstanding liabilities, except that expenses related to the distribution of the shares of a class will be borne solely by such class. Stock certificates are issued by the transfer agent only on specific request. Certificates for fractional shares are not issued in any case.

  The Investment Adviser provided the initial capital for the Fund by purchasing 5,000 Class A shares of common stock and 5,000 Class B shares of common stock for an aggregate of $100,000. Such shares were acquired for investment and can only be disposed of by redemption. The proceeds realized by the Investment Adviser (or any subsequent holder) upon redemption of any of the shares initially purchased by it will be reduced by the proportional amount of the unamortized organizational expenses which the number of such initial shares being redeemed bears to the number of shares initially purchased.

Independent Auditors

  Deloitte & Touche LLP, 117 Campus Drive, Princeton, New Jersey 08540-6400, has been selected as the independent auditors of the Fund. The selection of independent auditors is subject to approval by the non-interested Directors of the Fund. The independent auditors are responsible for auditing the annual financial statements of the Fund.

Custodian

  Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109 (the "Custodian"), acts as custodian of the Fund's assets. Under its contract with the Fund, the Custodian is authorized to establish separate accounts in foreign currencies and to cause foreign securities owned by the Fund to be held in its offices outside the U.S. and with certain foreign banks and securities depositories. The Custodian is responsible for safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund's investments.

Transfer Agent

  Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484, acts as the Fund's Transfer Agent. The Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening, maintenance and servicing of shareholder accounts. See "How to Buy, Sell, Transfer and Exchange Shares -- Through the Transfer Agent" in the Prospectus.

Legal Counsel

  Brown & Wood LLP, One World Trade Center, New York, New York 10048-0557, is counsel for the Fund.

Reports to Shareholders

  The fiscal year of the Fund ends on December 31 of each year. The Fund sends to its shareholders, at least semi-annually, reports showing the Fund's portfolio and other information. An annual report, containing financial statements audited by independent auditors, is sent to shareholders each year. After the end of each year, shareholders will receive Federal income tax information regarding dividends and capital gains distributions.

Shareholder Inquiries

  Shareholder inquiries may be addressed to the Fund at the address or telephone number set forth on the cover page of this Statement of Additional Information.

Additional Information

  The Prospectus and this Statement of Additional Information do not contain all the information set forth in the Registration Statement and the exhibits relating thereto, which the Fund has filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act and the Investment Company Act, to which reference is hereby made.

  Under a separate agreement, ML & Co. has granted the Fund the right to use the "Merrill Lynch" name and has reserved the right to withdraw its consent to the use of such name by the Fund at any time or to grant the use of such name to any other company, and the Fund has granted ML & Co., under certain conditions, the use of any other name it might assume in the future, with respect to any corporation organized by ML & Co.

                             FINANCIAL STATEMENTS

  The Fund's audited financial statements are incorporated in this Statement of Additional Information by reference to its 1998 annual report to shareholders. You may request a copy of the annual report at no charge by calling (800) 456-4587 ext. 789 between 8:00 a.m. and 8:00 p.m. on any business day.

CODE #: 10475-04-99

                           PART C. OTHER INFORMATION

Item 24. Exhibits.

 Exhibit
 Number
 -------
   1(a)  --Amended and Restated Articles of Incorporation of the Registrant.(a)

    (b) --Articles of Amendment to the Articles of Incorporation of the Registrant.(b)

    (c) --Articles Supplementary to the Articles of Incorporation of the Registrant.(b)

   2     --By-Laws of the Registrant.(c)

   3     --Copies of instruments defining the rights of shareholders, including the relevant portions of the Articles of Incorporation, as amended, and By-Laws of the Registrant.(d)

   4(a)  --Investment Advisory Agreement between the Registrant and Merrill
          Lynch Asset Management, L.P.(e)

    (b)  --Sub-Advisory Agreement between Merrill Lynch Asset Management, L.P.
          and Merrill Lynch Asset Management U.K. Limited.(f)

    (c) --Supplement to Investment Advisory Agreement between the Registrant and Merrill Lynch Asset Management, L.P., dated January 3, 1994.(g)

   5(a)  --Class A Shares Distribution Agreement between the Registrant and
          Merrill Lynch Funds Distributor, Inc.(g)

    (b)  --Class B Shares Distribution Agreement between the Registrant and
          Merrill Lynch Funds Distributor, Inc.(e)

    (c)  --Letter Agreement between the Registrant and Merrill Lynch Funds
          Distributor, Inc. with respect to the Merrill Lynch Mutual Fund
          Advisor Program.(e)

    (d)  --Class C Shares Distribution Agreement between the Registrant and
          Merrill Lynch Funds Distributor, Inc.(g)

    (e)  --Class D Shares Distribution Agreement between the Registrant and
          Merrill Lynch Funds Distributor, Inc.(g)

   6     --None.

   7     --Custodian Agreement between the Registrant and Brown Brothers
          Harriman & Co.(e)

   8(a)  --Transfer Agency, Dividend Disbursing Agency and Shareholder
          Servicing Agency Agreement between the Registrant and Merrill Lynch
          Financial Data Services, Inc. (now known as Financial Data Services,
          Inc.)(e)

    (b) --Licence Agreement relating to the use of name between the Registrant and Merrill Lynch & Co., Inc.(e)

   9     --Opinion of Brown & Wood, LLP, counsel to the Registrant.(i)

  10     --Consent of Deloitte & Touche LLP, independent auditors for the
          Registrant.

  11     --None.

  12     --Certificate of Merrill Lynch Asset Management, L.P.(a)

  13(a)  --Class B Shares Distribution Plan and Class B Shares Distribution
          Plan Sub-Agreement of the Registrant.(e)

    (b)  --Class C Shares Distribution Plan and Class C Shares Distribution
          Plan Sub-Agreement of the Registrant.(g)

    (c)  --Class D Shares Distribution Plan and Class D Shares Distribution
          Plan Sub-Agreement of the Registrant.(g)


 Exhibit
 Number
 -------
  14(a)  --Financial Data Schedule for Class A shares.

    (b)  --Financial Data Schedule for Class B shares.

    (c)  --Financial Data Schedule for Class C shares.

    (d)  --Financial Data Schedule for Class D shares.

  15     --Merrill Lynch Select Pricing SM System Plan pursuant to Rule 18f-
          3.(h)

----------
(a) Filed on August 20, 1993 as an Exhibit to Pre-Effective Amendment No. 3 to the Registrant's Registration Statement on Form N-1A under the Securities Act of 1933, as amended (File No. 33-64398) (the "Registration Statement").
(b) Filed on April 28, 1995 as an Exhibit to Post-Effective Amendment No. 3 to the Registration Statement.
(c) Filed on April 29, 1996 as an Exhibit to Post-Effective Amendment No. 4 to the Registration Statement.
(d) Reference is made to Article III (Sections 2, 3, 4 and 5), Article IV,
    Article V (Sections 2, 3, 4, 5, 6 and 7), Article VI, Article VII, Article IX of the Registrant's Amended and Restated Articles of Incorporation filed as Exhibit 1(a) to the Registration Statement; Articles of Amendment to the Articles of Incorporation filed as Exhibit 1(b) to the Registration Statement; Articles Supplementary to the Articles of Incorporation filed as Exhibit 1(c) to the Registration Statement; and Article II, Article III (Sections 1, 2, 3, 5, 6 and 7), Article VI, Article VII, Article XII,
    Article XIII and Article XIV of the Registrant's By-Laws filed as Exhibit 2 to the Registration Statement.
(e) Filed on February 18, 1994, as an Exhibit to Post-Effective Amendment No. 1 to the Registration Statement.
(f) Filed on April 29, 1997, as an Exhibit to Post-Effective Amendment No. 5 to the Registration Statement.
(g) Filed on October 17, 1994, as an Exhibit to Post-Effective Amendment No. 2 to the Registration Statement.
(h) Incorporated by reference to Exhibit 18 to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A under the Securities Act of 1933, as amended, filed on January 25, 1996, relating to shares of Merrill Lynch New York Municipal Bond Fund series of Merrill Lynch Multi-State Municipal Series Trust (File No. 2-99473).
(i) Previously filed as exhibit to the Registration Statement.

Item 24. Persons Controlled by or under Common Control with Registrant.

  The Registrant is not controlled by or under common control with any other person.

Item 25. Indemnification.

  Reference is made to Article VI of the Registrant's Articles of Incorporation, Article VI of the Registrant's By-Laws, Section 2-418 of the Maryland General Corporation Law and Section 9 of the Class A, Class B, Class C and Class D Distribution Agreements.

  Insofar as the conditional advancing of indemnification moneys for actions based on the Investment Company Act of 1940, as amended (the "1940 Act") may be concerned, Article VI of the Registrant's By-Laws provides that such payments will be made only on the following conditions: (i) advances may be made only on receipt of a written affirmation of such person's good faith belief that the standard of conduct necessary for indemnification has been met and a written undertaking to repay any such advance if it is ultimately determined that the standard of conduct has not been met; and (ii) (a) such promise must be secured by a security for the undertaking in form and amount acceptable to the Registrant, (b) the Registrant is insured against losses arising by receipt by the advance, or (c) a majority of a quorum of the Registrant's disinterested non-party Directors, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that at the time the advance is proposed to be made, there is reason to believe that the person seeking indemnification will ultimately be found to be entitled to indemnification.

  In Section 9 of the Class A, Class B, Class C and Class D Shares Distribution Agreements relating to the securities being offered hereby, the Registrant agrees to indemnify the Distributor and each person, if any, who controls the Distributor within the meaning of the Securities Act of 1933, as amended (the "1933 Act"), against certain types of civil liabilities arising in connection with the Registration Statement or Prospectus and Statement of Additional Information.

  Insofar as indemnification for liabilities arising under the 1933 Act may be permitted to Directors, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person or the principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 26. Business and Other Connections of the Investment Adviser.

  Merrill Lynch Asset Management, L.P. (the "Investment Adviser" or "MLAM"), acts as the investment adviser for the following open-end registered investment companies: Merrill Lynch Adjustable Rate Securities Fund, Inc., Merrill Lynch Americas Income Fund, Inc., Merrill Lynch Asset Builder Program, Inc., Merrill Lynch Asset Growth Fund, Inc., Merrill Lynch Asset Income Fund, Inc., Merrill Lynch Capital Fund, Inc., Merrill Lynch Convertible Fund, Inc., Merrill Lynch Developing Capital Markets Fund, Inc., Merrill Lynch Dragon Fund, Inc., Merrill Lynch EuroFund, Merrill Lynch Fundamental Growth Fund, Inc., Merrill Lynch Global Allocation Fund, Inc., Merrill Lynch Global Bond Fund for Investment and Retirement, Merrill Lynch Global Growth Fund, Inc., Merrill Lynch Global Holdings, Inc., Merrill Lynch Global Resources Trust, Merrill Lynch Global SmallCap Fund, Inc., Merrill Lynch Global Technology Fund, Inc., Merrill Lynch Global Utility Fund, Inc., Merrill Lynch Global Value Fund, Inc., Merrill Lynch Growth Fund, Merrill Lynch Healthcare Fund, Inc., Merrill Lynch Intermediate Government Bond Fund, Merrill Lynch International Equity Fund, Merrill Lynch Latin America Fund, Inc., Merrill Lynch Middle East/Africa Fund, Inc., Merrill Lynch Municipal Series Trust, Merrill Lynch Pacific Fund, Inc., Merrill Lynch Ready Assets Trust, Merrill Lynch Real Estate Fund, Inc., Merrill Lynch Retirement Series Trust, Merrill Lynch Series Fund, Inc., Merrill Lynch Short-Term Global Income Fund, Inc., Merrill Lynch Strategic Dividend Fund, Merrill Lynch Technology Fund, Inc., Merrill Lynch U.S. Treasury Money Fund, Merrill Lynch U.S.A. Government Reserves, Merrill Lynch Utility Income Fund, Inc. and Merrill Lynch Variable Series Funds, Inc. and Hotchkis and Wiley funds (advised by Hotchkis and Wiley, a division of MLAM); and for the following closed-end registered investment companies: Merrill Lynch High Income Municipal Bond Fund, Inc. and Merrill Lynch Senior Floating Rate Fund, Inc. MLAM also acts as sub-adviser to Merrill Lynch World Strategy Portfolio and Merrill Lynch Basic Value Equity Portfolio, two investment portfolios of EQ Advisory Trust.

  Fund Asset Management, L.P. ("FAM"), an affiliate of the Investment Adviser, acts as the investment adviser for the following open-end registered investment companies: CBA Money Fund, CMA Governmental Securities Fund, CMA Money Fund, CMA Multi-State Municipal Series Trust, CMA Tax-Exempt Fund, CMA Treasury Fund, The Corporate Fund Accumulation Program, Inc., Financial Institutions Series Trust, Merrill Lynch Basic Value Fund, Inc., Merrill Lynch California Municipal Series Trust, Merrill Lynch Corporate Bond Fund, Inc., Merrill Lynch Corporate High Yield Fund, Inc., Merrill Lynch Emerging Tigers Fund, Inc., Merrill Lynch Federal Securities Trust, Merrill Lynch Funds for Institutions Series, Merrill Lynch Multi-State Limited Maturity Municipal Series Trust, Merrill Lynch Multi-State Municipal Series Trust, Merrill Lynch Municipal Bond Fund, Inc., Merrill Lynch Phoenix Fund, Inc., Merrill Lynch Special Value Fund, Inc., Merrill Lynch World Income Fund, Inc., and The Municipal Fund Accumulation Program, Inc.; and for the following closed-end registered investment companies: Apex Municipal Fund, Inc., Corporate High Yield Fund, Inc., Corporate High Yield Fund II, Inc., Corporate High Yield Fund III, Inc., Debt Strategies Fund, Inc., Debt Strategies Fund II, Inc., Debt Strategies Fund III, Inc., Income Opportunities Fund 1999, Inc., Income Opportunities Fund 2000, Inc., Merrill Lynch Municipal Strategy Fund, Inc., MuniAsset Fund, Inc., MuniEnhanced Fund, Inc., MuniHoldings Fund, Inc., MuniHoldings Fund II, Inc., MuniHoldings California Insured Fund, Inc., MuniHoldings California Insured Fund II, Inc., MuniHoldings California Insured Fund III, Inc., MuniHoldings California Insured Fund IV, Inc., MuniHoldings Florida Insured Fund, MuniHoldings Florida Insured Fund II, MuniHoldings Florida Insured Fund III, MuniHoldings Florida Insured Fund IV, MuniHoldings Insured Fund, Inc., MuniHoldings Michigan Insured Fund, Inc., MuniHoldings New Jersey Insured Fund, Inc., MuniHoldings New Jersey Insured Fund II, Inc.,

MuniHoldings New Jersey Insured Fund III, Inc., MuniHoldings New York Fund, Inc., MuniHoldings New York Insured Fund, Inc., MuniHoldings New York Insured Fund II, Inc., MuniHoldings New York Insured Fund III, Inc., MuniInsured Fund, Inc., MuniVest Fund, Inc., MuniVest Fund II, Inc., MuniVest Florida Fund, MuniVest Michigan Insured Fund, Inc., MuniVest New Jersey Fund, Inc., MuniVest Pennsylvania Insured Fund, MuniYield Arizona Fund, Inc., MuniYield California Fund, Inc., MuniYield California Insured Fund, Inc., MuniYield California Insured Fund II, Inc., MuniYield Florida Fund, MuniYield Florida Insured Fund, MuniYield Fund, Inc., MuniYield Insured Fund, Inc., MuniYield Michigan Fund, Inc., MuniYield Michigan Insured Fund, Inc., MuniYield New Jersey Fund, Inc., MuniYield New Jersey Insured Fund, Inc., MuniYield New York Insured Fund, Inc., MuniYield New York Insured Fund II, Inc., MuniYield Pennsylvania Fund, MuniYield Quality Fund, Inc., MuniYield Quality Fund II, Inc., Senior High Income Portfolio, Inc. and Worldwide DollarVest Fund, Inc.

  The address of each of these registered investment companies is P.O. Box 9011, Princeton, New Jersey 08543-9011, except that the address of Merrill Lynch Funds for Institutions Series and Merrill Lynch Intermediate Government Bond Fund is One Financial Center, 23rd Floor, Boston, Massachusetts 02111-2665. The address of FAM, MLAM, Princeton Services, Inc. ("Princeton Services") and Princeton Administrators, L.P. ("Princeton Administrators") is also P.O. Box 9011, Princeton, New Jersey 08543-9011. The address of Princeton Funds Distributor, Inc. ("PFD") and of Merrill Lynch Funds Distributor ("MLFD") is P.O. Box 9081, Princeton, New Jersey 08543-9081. The address of Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and Merrill Lynch & Co., Inc. ("ML & Co.") is World Financial Center, North Tower, 250 Vesey Street, New York, New York 10281-1201. The address of the Fund's transfer agent, Financial Data Services, Inc. ("FDS"), is 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484.

  Set forth below is a list of each executive officer and partner of the Investment Adviser indicating each business, profession, vocation or employment of a substantial nature in which each such person or entity has been engaged since January 1997 for his, her or its own account or in the capacity of director, officer, partner or trustee. In addition, Mr. Zeikel is President, Mr. Glenn is Executive Vice President and Mr. Burke is Vice President and Treasurer of all or substantially all of the investment companies described in the first two paragraphs of this Item 26, and Messrs. Giordano, Harvey and Monagle are officers of one or more of such companies.

                            Position(s) with            Other Substantial Business,
Name                     the Investment Adviser     Profession, Vocation or Employment
----                     ---------------------  -------------------------------------------
ML & Co................. Limited Partner        Financial Services Holding Company; Limited
                                                Partner of FAM

Princeton Services...... General Partner        General Partner of FAM

Arthur Zeikel........... Chairman               Chairman of FAM; President of FAM and MLAM
                                                from 1977 to 1997; Chairman and Director of
                                                Princeton Services; President of Princeton
                                                Services from 1993 to 1997; Executive Vice
                                                President of ML & Co.

Jeffrey M. Peek......... President              President of FAM; President and Director of
                                                Princeton Services; Executive Vice
                                                President of ML & Co.; Managing Director
                                                and Co-Head of the Investment Banking
                                                Division of Merrill Lynch in 1997; Senior
                                                Vice President and Director of the Global
                                                Securities and Economics Division of
                                                Merrill Lynch from 1995 to 1997
Terry K. Glenn.......... Executive Vice         Executive Vice President of FAM; Executive
                         President              Vice President and Director of Princeton
                                                Services; President and Director of PFD;
                                                Director of FDS; President of Princeton
                                                Administrators

Donald C. Burke......... Senior Vice            Senior Vice President and Treasurer of FAM;
                         President, Treasurer   Senior Vice President and Treasurer of
                         and Director of        Princeton Services; Vice President of PFD;
                         Taxation               First Vice President of the Investment
                                                Adviser from 1997 to 1999; Vice President
                                                of the Investment Adviser from 1990 to 1997


                             Position(s) with            Other Substantial Business,
Name                      the Investment Adviser     Profession, Vocation or Employment
----                      ---------------------  -------------------------------------------
Michael G. Clark........  Senior Vice President  Senior Vice President of FAM; Senior Vice
                                                 President of Princeton Services; Director
                                                 and Treasurer of PFD; First Vice President
                                                 of the Investment Adviser from 1997 to
                                                 1999; Vice President of the Investment
                                                 Adviser from 1996 to 1997

Mark A. Desario.........  Senior Vice President  Senior Vice President of MLAM; Senior Vice
                                                 President of Princeton Services

Linda L. Federici.......  Senior Vice President  Senior Vice President of FAM; Senior Vice
                                                 President of Princeton Services

Vincent R. Giordano.....  Senior Vice President  Senior Vice President of FAM; Senior Vice
                                                 President of Princeton Services

Michael J. Hennewinkel..  Senior Vice            Senior Vice President, Secretary and
                          President,             General Counsel of FAM; Senior Vice
                          Secretary and General  President of Princeton Services
                          Counsel

Philip L. Kirstein......  Senior Vice President  Senior Vice President of FAM; Senior Vice
                                                 President; Director and Secretary of
                                                 Princeton Services

Ronald M. Kloss.........  Senior Vice President  Senior Vice President of FAM; Senior Vice
                                                 President of Princeton Services

Debra W. Landsman-        Senior Vice President  Senior Vice President of FAM; Senior Vice
Yaros...................                         President of Princeton Services; Vice
                                                 President of PFD

Stephen M. M. Miller....  Senior Vice President  Executive Vice President of Princeton
                                                 Administrators; Senior Vice President of
                                                 Princeton Services

Joseph T. Monagle, Jr...  Senior Vice President  Senior Vice President of FAM; Senior Vice
                                                 President of Princeton Services

Brian A. Murdock........  Senior Vice President  Senior Vice President of FAM; Senior Vice
                                                 President of Princeton Services

Gregory D. Upah.........  Senior Vice President  Senior Vice President of FAM; Senior Vice
                                                 President and Treasurer of Princeton
                                                 Services


  Merrill Lynch Asset Management U.K. Limited ("MLAM U.K.") acts as sub-adviser for the following registered investment companies: The Corporate Fund Accumulation Program, Inc., Corporate High Yield Fund, Inc., Corporate High Yield Fund II, Inc., Corporate High Yield Fund III, Inc., Debt Strategies Fund, Inc., Debt Strategies Fund II, Inc., Debt Strategies Fund III, Inc., Income Opportunities Fund 1999, Inc., Income Opportunities Fund 2000, Inc., Merrill Lynch Americas Income Fund, Inc., Merrill Lynch Asset Builder Program, Inc., Merrill Lynch Asset Growth Fund, Inc., Merrill Lynch Asset Income Fund, Inc., Merrill Lynch Basic Value Fund, Inc., Merrill Lynch Capital Fund, Inc., Merrill Lynch Consults International Portfolio, Merrill Lynch Convertible Fund, Inc., Merrill Lynch Corporate Bond Fund, Inc., Merrill Lynch Developing Capital Markets Fund, Inc., Merrill Lynch Dragon Fund, Inc., Merrill Lynch Emerging Tigers Fund, Inc., Merrill Lynch EuroFund, Merrill Lynch Fundamental Growth Fund, Inc., Merrill Lynch Global Allocation Fund, Inc., Merrill Lynch Global Bond Fund for Investment and Retirement, Merrill Lynch Global Growth Fund, Inc., Merrill Lynch Global Holdings, Inc., Merrill Lynch Global Resources Trust, Merrill Lynch Global SmallCap Fund, Inc., Merrill Lynch Global Technology Fund, Inc., Merrill Lynch Global Utility Fund, Inc., Merrill Lynch Corporate High Yield Fund, Inc., Merrill Lynch Global Value Fund, Inc., Merrill Lynch Growth Fund, Merrill Lynch Healthcare Fund, Inc., Merrill Lynch International Equity Fund, Merrill Lynch Latin America Fund, Inc., Merrill Lynch Middle

East/Africa Fund, Inc., Merrill Lynch Pacific Fund, Inc., Merrill Lynch Phoenix Fund, Inc., Merrill Lynch Real Estate Fund, Inc., Merrill Lynch Series Fund, Inc., Merrill Lynch Senior Floating Rate Fund, Inc., Merrill Lynch Short-Term Global Income Fund, Inc., Merrill Lynch Special Value Fund, Inc., Merrill Lynch Strategic Dividend Fund, Merrill Lynch Technology Fund, Inc., Merrill Lynch Utility Income Fund, Inc., Merrill Lynch Variable Series Fund, Inc., Merrill Lynch World Income Fund, Inc., The Municipal Fund Accumulation Program, Inc. and Worldwide DollarVest Fund, Inc. The address of each of these registered investment companies is P.O. Box 9011, Princeton, New Jersey 08543-9011. The address of MLAM U.K. is Milton Gate, 1 Moor Lane, London EC2Y 9HA, England.

  Set forth below is a list of each executive officer and director of MLAM U.K. indicating each business, profession, vocation or employment of a substantial nature in which each such person has been engaged since January 1, 1997, for his or her own account or in the capacity of director, officer, partner or trustee. In addition, Messrs. Zeikel and Albert are officers of one or more of the registered investment companies listed in the first two paragraphs of this Item 26:

                                                            Other Substantial Business,
Name                       Position with MLAM U.K.      Profession, Vocation or Employment
----                       -----------------------      ----------------------------------
Arthur Zeikel........... Director and Chairman       Chairman of FAM and MLAM; President of
                                                     FAM and MLAM from 1977 to 1997; Chairman
                                                     and Director of Princeton Services;
                                                     President of Princeton Services from
                                                     1993 to 1997; Executive Vice President
                                                     of ML & Co.
Alan J. Albert.......... Senior Managing Director    Vice President of MLAM
Nicholas C.D. Hall...... Director                    Director of Merrill Lynch Europe PLC;
                                                     General Counsel of Merrill Lynch
                                                     International Private Banking Group
Carol Ann Langham....... Company Secretary           None
Debra Anne Searle....... Assistant Company Secretary None

Item 27. Principal Underwriters.

  (a) MLFD, a division of PFD, acts as the principal underwriter for the Registrant and for each of the open-end registered investment companies referred to in the first two paragraphs of Item 26 except CBA Money Fund, CMA Government Securities Fund, CMA Money Fund, CMA Multi-State Municipal Series Trust, CMA Tax-Exempt Fund, CMA Treasury Fund, The Corporate Fund Accumulation Program, Inc. and The Municipal Fund Accumulation Program, Inc.; and MLFD also acts as the principal underwriter for the following closed-end registered investment companies: Merrill Lynch High Income Municipal Bond Fund, Inc., Merrill Lynch Municipal Strategy Fund, Inc. and Merrill Lynch Senior Floating Rate Fund, Inc. A separate division of PFD acts as the principal underwriter of a number of other investment companies.

  (b) Set forth below is information concerning each director and officer of PFD. The principal business address of each such person is P.O. Box 9081, except that the address of Messrs. Breen, Crook, Fatseas and Wasel is One Financial Center, 23rd Floor, Boston, Massachusetts 02111-2665.

                               Position(s) and
                                  Office(s)         Position(s) and Office(s)
Name                               with PFD              with Registrant
----                           ---------------      -------------------------
Terry K. Glenn............. President and Director Executive Vice President
Michael G. Clark........... Director and Treasurer None
Thomas J. Verage........... Director               None
Robert W. Crook............ Senior Vice President  None
Michael J. Brady........... Vice President         None
William M. Breen........... Vice President         None
James T. Fatseas........... Vice President         None
Debra W. Landsman-Yaros.... Vice President         None
Michelle T. Lau............ Vice President         None
Donald C. Burke............ Vice President         Vice President and Treasurer
Salvatore Venezia.......... Vice President         None
William Wasel.............. Vice President         None
Robert Harris.............. Secretary              None

  (c) Not applicable.

Item 28. Location of Accounts and Records.

  All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the rules thereunder are maintained at the offices of the Registrant (800 Scudders Mill Road, Plainsboro, New Jersey 08536), and its transfer agent, Financial Data Services, Inc. (4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484).

Item 29. Management Services.

  Other than as set forth under the caption "Management of the Fund--Merrill Lynch Asset Management" in the Prospectus constituting Part A of the Registration Statement and under "Management of the Fund--Management and Advisory Arrangements" in the Statement of Additional Information constituting Part B of the Registration Statement, the Registrant is not a party to any management-related service contract.

Item 30. Undertakings.

  Not applicable.

                                  SIGNATURES

  Pursuant to the requirements of the Securities Act and the Investment Company Act, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the Township of Plainsboro, and State of New Jersey, on the 26th day of February, 1999.

                                         Merrill Lynch Americas Income Fund,
                                         Inc.
                                                  (Registrant)

                                                  /s/ Terry K. Glenn
                                         By: __________________________________
                                              (Terry K. Glenn, Executive Vice
                                                      President)

  Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to its Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.

              Signature                          Title                   Date
              ---------                          -----                   ----

            Arthur Zeikel*             President and Director
______________________________________  (Principal Executive
           (Arthur Zeikel)              Officer)

           Donald C. Burke*            Vice President and
______________________________________  Treasurer (Principal
          (Donald C. Burke)             Financial and Accounting
                                        Officer)

            Donald Cecil*              Director
______________________________________
            (Donald Cecil)

          Roland M. Machold*           Director
______________________________________
         (Roland M. Machold)

           Edward H. Meyer*            Director
______________________________________
          (Edward H. Meyer)

          Charles C. Reilly*           Director
______________________________________
         (Charles C. Reilly)

           Richard R. West*            Director
______________________________________
          (Richard R. West)

          Edward D. Zinbarg*           Director
______________________________________
         (Edward D. Zinbarg)

        /s/ Terry K. Glenn                                         February 26, 1999
*By: _________________________________
  (Terry K. Glenn, Attorney-in-Fact)

                               POWER OF ATTORNEY

  The undersigned, a director of each of the Maryland corporations listed below and a trustee of each of the Massachusetts business trusts listed below, hereby authorizes Arthur Zeikel, Terry K. Glenn, Donald C. Burke, Barbara G. Fraser, Phillip S. Gillespie, Robert Harris, Phillip M. Mandel, Ira P. Shapiro or Michael J. Hennewinkel, or any of them, as attorney-in-fact, to sign on his behalf any amendments to the Registration Statement for each of the following registered investment companies and to file the same, with all exhibits thereto, with the Securities and Exchange Commission: Merrill Lynch Americas Income Fund, Inc.; Merrill Lynch Developing Capital Markets Fund, Inc.; Merrill Lynch Dragon Fund, Inc.; Merrill Lynch Emerging Tigers Fund, Inc.; Merrill Lynch EuroFund; Merrill Lynch Global Allocation Fund, Inc.; Merrill Lynch Global Bond Fund for Investment and Retirement; Merrill Lynch Global Holdings, Inc.; Merrill Lynch Global SmallCap Fund, Inc.; Merrill Lynch Global Technology Fund, Inc.; Merrill Lynch Global Value Fund, Inc.; Merrill Lynch Healthcare Fund, Inc.; Merrill Lynch International Equity Fund; Merrill Lynch Latin America Fund, Inc.; Merrill Lynch Middle East/Africa Fund, Inc.; Merrill Lynch Pacific Fund, Inc.; Merrill Lynch Short-Term Global Income Fund, Inc.; Merrill Lynch Technology Fund, Inc.; and Worldwide DollarVest Fund, Inc.

Dated: January 21, 1999

                                                   /s/ Donald Cecil
                                         ______________________________________
                                                      (Donald Cecil)

                                                 /s/ Roland M. Machold
                                         ______________________________________
                                                    (Roland M. Machold)

                                                  /s/ Edward H. Meyer
                                         ______________________________________
                                                     (Edward H. Meyer)

                                                 /s/ Charles C. Reilly
                                         ______________________________________
                                                    (Charles C. Reilly)

                                                  /s/ Richard B. West
                                         ______________________________________
                                                     (Richard B. West)

                                                   /s/ Arthur Zeikel
                                         ______________________________________
                                                      (Arthur Zeikel)

                                                 /s/ Edward D. Zinbarg
                                         ______________________________________
                                                    (Edward D. Zinbarg)

                               POWER OF ATTORNEY

  The undersigned, the Vice President and Treasurer of each of the registered investment companies listed below, hereby authorizes Arthur Zeikel, Terry K. Glenn, Barbara G. Fraser, Phillip S. Gillespie, Robert Harris, Phillip M. Mandel, Ira P. Shapiro or Michael J. Hennewinkel, or any of them, as attorney-in-fact, to sign on his behalf any amendments to the Registration Statement for each of the following registered investment companies and to file the same, with all exhibits thereto, with the Securities and Exchange Commission:
Merrill Lynch Americas Income Fund, Inc.; Merrill Lynch Developing Capital Markets Fund, Inc.; Merrill Lynch Dragon Fund, Inc.; Merrill Lynch Emerging Tigers Fund, Inc.; Merrill Lynch EuroFund; Merrill Lynch Global Allocation Fund, Inc.; Merrill Lynch Global Bond Fund for Investment and Retirement; Merrill Lynch Global Holdings, Inc.; Merrill Lynch Global SmallCap Fund, Inc.; Merrill Lynch Global Technology Fund, Inc.; Merrill Lynch Global Value Fund, Inc.; Merrill Lynch Healthcare Fund, Inc.; Merrill Lynch International Equity Fund; Merrill Lynch Latin America Fund, Inc.; Merrill Lynch Middle East/Africa Fund, Inc.; Merrill Lynch Pacific Fund, Inc.; Merrill Lynch Short-Term Global Income Fund, Inc.; Merrill Lynch Technology Fund, Inc.; and Worldwide DollarVest Fund, Inc.

Dated: January 22, 1999

                                                  /s/ Donald C. Burke
                                         ______________________________________
                                                     (Donald C. Burke)

                                 EXHIBIT INDEX

 Exhibit
 Number  Description
 ------- -----------
  10     Consent of Deloitte & Touche LLP, independent auditors for the
         Registrant.
  14(a)  Financial Data Schedule for Class A Shares.
    (b)  Financial Data Schedule for Class B Shares.
    (c)  Financial Data Schedule for Class C Shares.
    (d)  Financial Data Schedule for Class D Shares.